SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

Filed by the Registrant    ☒

Filed by a party other than the Registrant    ☐

Check the appropriate box:

☒ Preliminary Proxy Statement	☐ Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐    Definitive Proxy Statement

☐    Definitive Additional Materials

☐    Soliciting Material Under Rule 14a-12

DELTAGEN, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

4)	Proposed maximum aggregate value of transaction:

5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

1)	Amount Previously Paid:

2)	Form, Schedule or Registration Statement No.:

3)	Filing Party:

4)	Date Filed:

Deltagen, Inc.

700 Bay Road

Redwood City, California 94063

May    , 2003

Dear Stockholder:

You are cordially invited to attend the 2003 Annual Meeting of Stockholders of Deltagen, Inc. to be held on            , June , 2003 at 10:00 a.m. at the Room of the Stanford Park Hotel, located at 100 El Camino Real, Menlo Park, California.

The formal notice of the meeting and the Proxy Statement appear on the following pages and describe the matters to be acted upon at the annual meeting. You also will have the opportunity to hear what has happened in our business in the past year.

We hope that you can join us. However, whether or not you plan to be there, please sign and return your proxy in the enclosed envelope as soon as possible so that your vote will be counted.

Sincerely,

[insert digitized signature]

Constantine Anagnostopoulos, Ph.D.

Chairman

[insert digitized signature]

Joseph M. Limber

Interim Chief Executive Officer

Deltagen, Inc.

700 Bay Road

Redwood City, California 94063

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

Deltagen, Inc. will hold its Annual Meeting of Stockholders at the Room of the Stanford Park Hotel, located at 100 El Camino Real, Menlo Park, California, on            , June , 2003 at 10:00 a.m.

At this meeting we will ask you to:

1.	Elect a director to serve until the 2006 Annual Meeting of Stockholders.

2.	Approve the consummation of a financing involving a private placement generating gross proceeds to us of up to $25 million (although only $10 million was committed as of the date we mailed this Proxy Statement) involving the issuance and sale by us to investors of shares of our Series A Preferred Stock at a per share purchase price equal to 75% of the 5-trading day trailing average closing price of our Common Stock ending on the third day prior to the closing of the private placement, and the issuance and sale by us to a creditor of shares of Series A Preferred Stock in exchange for cancellation of $289,500 of indebtedness we owe to that creditor based on the same per share purchase price paid by the investors (the “Charles River Shares”), and the issuance by us of a warrant exercisable for a minimum of 900,000 shares of Series A Preferred Stock, plus 0.05 shares for each dollar, if any, by which the aggregate proceeds of the private placement exceed $10 million, rounded up to the nearest whole share, at an exercise price equal to the per share price paid by the other investors in the private placement (the “Hines Warrant”), and an additional warrant exercisable for 250,000 shares of Series A Preferred Stock at an exercise price equal to the closing price of our Common Stock on the business day before the closing of the private placement (the “Legacy Warrant”), in transactions referred to throughout this Proxy Statement as the Private Placement, and involving a publicly registered rights offering to our other stockholders that would enable them to purchase a number of shares of Series A Preferred Stock sufficient to maintain their percentage ownership in Deltagen at the same per share price as is paid by the investors in the Private Placement, in transactions collectively referred to throughout this Proxy Statement as the Financing.

3.	Approve an amendment and restatement of our current amended and restated certificate of incorporation to effect a reverse split of our Common Stock of not less than 1-for-5 and not more than 1-for-25, with our Board of Directors having the authority to determine which, if any, of these reverse stock splits to effect within those ratios.

4.	Subject to the approval by the stockholders of proposal two above, approve an amendment and restatement of our amended and restated certificate of incorporation to increase the number of authorized shares of capital stock and designate the rights, preferences and privileges of the Series A Preferred Stock.

5.	Subject to the approval by the stockholders of proposals two and four above, approve our amended and restated 2000 Stock Incentive Plan which includes amendments to increase the number of shares authorized for issuance under the Plan, revise the annual individual grant limits and make other modifications consistent with our revised capitalization structure.

6.	Ratify the appointment of PricewaterhouseCoopers, LLP as our independent auditor.

You can find more information about each of these items, including the nominee for director, in the attached Proxy Statement.

Our Board of Directors recommends that you vote in favor of each of the six proposals outlined in this Proxy Statement.

Your Board of Directors has selected May 5, 2003 as the record date for determining stockholders entitled to vote at the meeting.

This Proxy Statement, a proxy card, the 2002 Annual Report to Stockholders and our Annual Report on Form 10-K are being distributed on or about May , 2003 to those entitled to vote.

By Order of the Board of Directors

[insert digitized signature]

Constantine Anagnostopoulos, Ph.D.

Chairman

[insert digitized signature]

Joseph M. Limber

Interim Chief Executive Officer

Redwood City, California May , 2003

May    , 2003

i

(continued)

Page
PROPOSAL THREE APPROVAL OF AMENDMENT TO CERTIFICATE OF INCORPORATION TO EFFECT A REVERSE SPLIT OF OUR COMMON STOCK	31

Introduction and Board Recommendation	31

Reasons for the Reverse Stock Split	31

Implementation and Effects of the Reverse Stock Split	32

Cash to Be Paid for Fractional Shares	33

Effect of Reverse Stock Split on Options	33

Exchange of Stock Certificates and Payment for Fractional Shares	34

Certain Federal Income Tax Considerations	35

Required Vote	36

Recommendation of the Board of Directors	36

PROPOSAL FOUR APPROVAL OF AMENDMENT TO CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF CAPITAL STOCK AND DESIGNATE THE RIGHTS, PREFERENCES AND PRIVILEGES OF THE SERIES A PREFERRED STOCK	37

Required Vote	38

Recommendation of the Board of Directors	38

PROPOSAL FIVE APPROVAL OF OUR AMENDED AND RESTATED 2000 STOCK INCENTIVE PLAN	39

General	39

Summary of Material Changes	39

Share Reserve and Individual Grant Limits	39

Stock Incentive Plan Eligibility	40

Administration	40

Discretionary Stock Option Grants	40

Other Equity-Based Awards	41

Deferral of Awards	42

Payment of Director Fees in Securities	42

Amendment and Termination	42

New Plan Benefits	42

Federal Income Tax Consequences	42

Required Vote	43

Recommendation of the Board of Directors	43

PROPOSAL SIX RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITOR	44

Recommendation of the Board of Directors	44

ii

(continued)

iii

GENERAL INFORMATION

Q:	Who is soliciting my proxy?

A:	We—the Board of Directors of Deltagen—are sending you this Proxy Statement in connection with our solicitation of proxies for use at Deltagen’s 2003 Annual Meeting of Stockholders. Certain directors, officers and other employees or agents of Deltagen may also solicit proxies on our behalf by mail, telephone, fax, electronic mail or in person.

Q:	Who is paying for this solicitation?

A:	Deltagen will bear the entire cost of solicitation of proxies, including preparation, assembly, printing and mailing of this Proxy Statement, the proxy card and any additional information furnished to stockholders. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding in their names shares of Common Stock beneficially owned by others to forward to such beneficial owners. Deltagen may reimburse persons representing beneficial owners of Common Stock for their costs of forwarding solicitation materials to such beneficial owners. No additional compensation will be paid to directors, officers or other employees for proxy solicitation services.

Q:	What am I voting on?

A:	We are seeking approval of six proposals:

Proposal one relates to the annual election of directors.

Proposal two relates to the Financing.

Proposal three relates to an amendment of our certificate of incorporation to effect a reverse split of our Common Stock of not less than 1-for-5 and not more than 1-for-25, with our Board of Directors having the authority to determine which, if any, of these reverse stock splits to effect within those ratios.

Proposal four relates to an amendment of our certificate of incorporation to authorize a sufficient number of shares of our Common Stock and Series A Preferred Stock necessary to carry out the transactions contemplated by the Financing.

Proposal five relates to certain amendments to our 2000 Stock Incentive Plan.

Proposal six relates to the ratification of the selection of PricewaterhouseCoopers, LLP as our independent auditors.

Q:	What are the principal elements of the Financing?

A:	The Financing consists of the following transactions:

•	On April 2, 2003, we entered into a stock purchase agreement for a private placement, which upon closing could generate gross proceeds to us of up to $25 million (although only $10 million was committed as of the date we mailed this Proxy Statement) involving the issuance and sale by us to investors of shares of our Series A Preferred Stock at a per share purchase price equal to 75% of the 5-trading day trailing average closing price of our Common Stock ending on the third day prior to the closing of the private placement. This private placement, together with the concurrent issuance of the warrants and shares described in the next paragraph, are referred to throughout this Proxy Statement collectively as the Private Placement.

•

As a condition to signing the stock purchase agreement described above, in late March and early April 2003, we entered into agreements with certain of our landlords and other creditors, two of which require us to issue warrants to the landlords to purchase shares of Series A Preferred Stock upon the closing of the private placement described in the paragraph above. These warrants are described in proposal two as the Hines Warrant and the Legacy Warrant. We entered into an agreement with one of our creditors to issue shares of Series A Preferred Stock in exchange for cancellation of $289,500 of indebtedness we owe to that creditor. These shares are described in proposal two as the Charles River Shares.

•	Pursuant to the stock purchase agreement described above, we agreed to make a publicly registered rights offering to our other stockholders that would enable them to purchase a number of shares of Series A Preferred Stock sufficient to maintain their percentage ownership in Deltagen at the same per share price as is paid by the investors in the Private Placement. This rights offering, together with the Private Placement, are collectively referred to throughout this Proxy Statement as the Financing.

The terms of the Financing, including terms relating to registration rights and voting agreements, are more fully described below under “Proposal Two” beginning on page 15.

Q:	What other transactions relate to the Financing?

A:	The following transactions related to the Financing, but did not involve the issuance of shares of our capital stock, and are therefore not being submitted for stockholder approval:

•	On April 2, 2003, we closed a bridge loan financing transaction and issued secured promissory notes to the investors in the amount of $5 million (the “Bridge Loan”). The Bridge Loan is secured by substantially all of our assets and contains various default provisions, including the failure to close the Private Placement. Under certain circumstances, we may draw an additional $1 million of bridge proceeds, which would increase the total Bridge Loan amount to $6 million.

•	As a further condition to signing the stock purchase agreement, on April 2, 2003 we entered into an employment agreement with Joseph M. Limber. Under this agreement, Mr. Limber will serve as our interim chief executive officer and will assume the position of president and chief executive officer and join our Board of Directors contemporaneously with the closing of the Private Placement.

Q:	Why are we seeking stockholder approval for the Financing?

A:	We are subject to the Nasdaq National Market rules because our Common Stock is listed on the Nasdaq National Market. These rules require stockholder approval for any issuance of stock that either is deemed to involve a change in control (based on certain criteria and presumptions established by Nasdaq) or is deemed to be at a price that is less than the greater of book or market value. The Financing will be considered a change of control of Deltagen under Nasdaq National Market rules. Upon consummation of the Private Placement, the investors will own a significant majority of the outstanding shares of our capital stock. In addition, the new investors initially will have the right to designate a total of three of seven board members. The remaining four board seats will be filled by our CEO and by three persons not affiliated with the investors. Following completion of the Private Placement, the investors will hold the requisite percentage of our outstanding shares so as to permit them, if they chose to act in concert, to take actions requiring stockholder approval without obtaining the approval of our other stockholders. The investors have entered into a voting agreement agreeing to vote their shares to elect each investor’s designee to the board of directors. We are also seeking stockholder approval for the Financing because two of the members of our Board of Directors are affiliated with certain of the investors in the Private Placement. Philippe O. Chambon, M.D., Ph.D is a General Partner of The Sprout Group, which is one of the investors that has committed to invest a minimum of approximately $4.9 million in the Private Placement. F. Noel Perry is a managing director of Baccharis Capital, Inc., which is investing through its fund, Stipa Investments, L.P., which has committed to invest a minimum of approximately $3.5 million in the Private Placement.

Q:	What happens if the Financing is approved?

A:	If proposals two, three and four are approved by stockholders, we will consummate the Private Placement as soon as practicable after receipt of stockholder approval, provided that all of the closing conditions and covenants contained in the stock purchase agreement have been satisfied or waived. Upon consummation of the Private Placement, the number of shares of Series A Preferred Stock to be issued to the investors will represent a significant percentage of the total number of outstanding shares of our capital stock. This percentage could be higher or lower depending on the per share purchase price to be determined just prior to the closing. By way of example, based on the currently committed amount of $10 million plus the Charles River Shares, a per share purchase price of $0.20 would mean a percentage ownership of 57%, whereas a per share purchase price of $0.40 would mean a percentage ownership of 40%. In addition, the committed amount could increase, which would increase the percentage ownership associated with the newly issued shares. If the per share purchase price was $0.20, a committed amount of $15 million would mean a percentage ownership of 66%, and a committed amount of $25 million would mean a percentage ownership of 76%. Moreover, some of the investors may already hold a significant number of shares of our Common Stock. Together with the shares of Common Stock held by some of the investors prior to the Private Placement, we expect that the investors will own a significant majority of the total number of outstanding shares of our capital stock after the Private Placement. We will use part of the proceeds to repay the principal and accrued interest on the Bridge Loan and to pay approximately $1.8 million in the aggregate to certain of our landlords pursuant to the various lease termination agreements we entered into in late March and early April 2003. The remainder of the proceeds will be used for working capital and other general corporate purposes.

Following	consummation of the Private Placement, we will conduct a registered rights offering to our other shareholders that would enable them to purchase a number of shares of Series A Preferred Stock sufficient to maintain their current percentage ownership in Deltagen at the same per share price as is paid by the investors in the Private Placement. The more shares purchased in the rights offering, the lower the percentage ownership of the Private Placement investors, although we expect they will continue to have a significant ownership percentage going forward. This rights offering will result in further dilution to those stockholders who do not choose to participate by buying shares of Series A Preferred Stock in that offering.

Q:	What happens if the Financing is not approved?

A:	If proposals two, three and four do not receive stockholder approval, the Private Placement will not be consummated and we will not receive the anticipated proceeds from the Private Placement. We have never generated positive cash flows from operations on an annual basis. Our current liquidity and capital resources are limited. If we do not receive the $10 million in the Private Placement, it is likely that we will cease our operations. Our inability to obtain additional funding through the Private Placement would likely cause us to explore liquidation alternatives, including the initiation of bankruptcy proceedings. If this were to occur, after repayment of our obligations including the Bridge Loan, the value of your investment in us would likely decline to zero.

Q:	Why are we seeking stockholder approval for proposal three?

A:	The investors require us to seek stockholder approval of proposal three because the reverse stock split may have the effect, at least in the short-term, of increasing the minimum bid price of our Common Stock, which was at $0. per share as of May , 2003. If we are unable to maintain a $1.00 minimum bid price on our Common Stock, our Common Stock may be delisted from the Nasdaq National Market and is not likely to qualify for listing on the Nasdaq SmallCap Market. If our Common Stock were delisted from the Nasdaq National Market or not listed for trading on the Nasdaq SmallCap Market, trading in our Common Stock could decrease substantially, or cease altogether, the market price of the Common Stock may decline further, potentially to zero, and our stockholders could lose some or all of their investment.

To effect a reverse stock split, we must amend our certificate of incorporation. Delaware law requires the affirmative vote of the holders of a majority of our outstanding shares of Common Stock to amend our certificate of incorporation.

Q:	Why are we seeking stockholder approval for proposal four?

A:	In order to carry out the transactions contemplated by the Private Placement, we must increase the number of our authorized shares of capital stock and designate the rights, preferences and privileges of the Series A Preferred Stock, which requires us to amend our certificate of incorporation. Delaware law requires the affirmative vote of the holders of a majority of our outstanding shares of Common Stock to amend our certificate of incorporation.

Q:	Why are we seeking stockholder approval for proposal five?

A:	We are seeking stockholder approval for proposal five in order to increase the number of shares reserved for grant under our 2000 Stock Incentive Plan. In light of the significant number of new shares that would be issued upon consummation of the Financing, we believe that we will need an increased number of available options to grant to our employees in order to provide appropriate incentives and to permit them to share in our future growth.

Q:	What does the Board of Directors recommend with respect to the proposals?

A:	The board of directors recommends a vote “For” approval of each of the six proposals. Delaware law contemplates that directors who have a personal financial or other interest that is different from, or in conflict with, those of the stockholders, regarding a proposal may abstain from voting to recommend the proposal. Dr. Philippe Chambon and Mr. F. Noel Perry each abstained from the vote relating to the Financing. As a result, Dr. Anagnostopoulos, Mr. Beier, Mr. Penn and Dr. Scott (the “Independent Members”) were the only directors who voted on the Financing and each voted to recommend a vote “FOR” each of the Financing-related proposals.

In this proxy, when you see a reference to the Board of Directors approval or recommendation of proposals two, three or four, it refers to the recommendation and/or approval of Dr. Anagnostopoulos, Mr. Beier, Mr. Penn and Dr. Scott.

Q:	Do the share numbers referred to in this statement give effect to the proposed reverse stock split discussed under proposal three?

A:	Unless otherwise stated, none of the share numbers give effect to the proposed reverse stock split.

Q:	Who can vote?

A:	Only those who owned Deltagen Common Stock at the close of business on May 5, 2003, the record date for the annual meeting, can vote. Each share of Common Stock outstanding on that date is entitled to one vote on all matters to come before the meeting, including the election of directors.

Q:	How do I vote?

A:

You may vote your shares either in person or by proxy. To vote by proxy, you should mark, date, sign and mail the enclosed proxy in the prepaid envelope. Giving a proxy will not affect your right to vote your shares if you attend the annual meeting and want to vote in person—by voting you will automatically revoke your proxy. You also may revoke your proxy at any time before the voting by giving the Secretary written notice of your revocation or by submitting a later-dated proxy. If you sign and return your proxy in time, the individuals named as proxyholders will vote your shares as you instruct. If you sign and return your proxy but do not mark your voting instructions, the individuals named as proxyholders will vote your shares FOR the election of the nominee for director, FOR approval of the Financing, FOR approval of the amendment and restatement of our certificate of incorporation to effect a reverse stock split, FOR approval of the amendment and restatement of our certificate of incorporation to increase the number of authorized shares of capital stock and designate the rights, preferences and privileges of the Series A Preferred Stock, FOR approval of the amendment of our 2000 Stock Incentive Plan and FOR ratification of our independent auditors.

Q:	What constitutes a quorum?

A:	On the record date, Deltagen had approximately 39, , shares of Common Stock, $0.001 par value, outstanding. Voting can take place at the annual meeting only if stockholders owning a majority of the issued and outstanding stock entitled to vote at the meeting are present in person or represented by proxy. We include the shares of persons who abstain in determining those present and entitled to vote, as well as those shares held by brokers in “street” or “nominee” name when the broker returns the proxy to us but indicates that you have not voted and it lacks discretionary authority to vote your shares (i.e., “broker non-votes”).

Q:	What vote is needed to approve the proposals?

A:	The following votes are needed to approve the proposals:

•	The nominee receiving the most votes is elected as a director. As a result if you withhold your authority to vote for any nominee, your vote will not count for or against the nominee, nor will a broker non-vote affect the outcome of the election.

•	Proposals two, five and six require the affirmative vote of a majority of the total votes cast by holders of the outstanding shares of Common Stock present in person or represented by proxy at the annual meeting and entitled to vote at the meeting. While there is no definitive statutory or case law authority in Delaware as to the proper treatment of abstentions, we believe that abstentions should be counted for purposes of determining the presence or absence of a quorum for the transaction of business, but not counted for purposes of determining the total number of votes cast with respect to a proposal. In the absence of controlling precedent to the contrary, we intend to treat abstentions in this manner. Accordingly, abstentions will not affect the outcome of the vote on proposals two, five and six. The Delaware Supreme Court has held that, while broker non-votes should be counted for purposes of determining the presence or absence of a quorum for the transaction of business, broker non-votes should not be counted for purposes of determining the number of votes cast with respect to the particular proposal on which the broker has expressly not voted. Accordingly, we intend to treat broker non-votes in this manner. Thus, broker non-votes will not affect the outcome of the vote on these proposals.

•	Proposals three and four require the affirmative vote of the holders of a majority of the outstanding shares of Common Stock (approximately 19,, shares). As a result, abstentions and broker non-votes will have the same effect as a vote against proposals three and four.

Q:	Can I vote on other matters?

A:	Deltagen’s by-laws limit the business conducted at any annual meeting to (1) business in the notice of the meeting, (2) business directed by the Board of Directors and (3) business brought by a stockholder of record entitled to vote at the meeting so long as the stockholder has notified our Secretary in writing (at our Redwood City headquarters) by , 2003. The notice must briefly describe the business to be brought and the reasons; give the name, address and number of shares owned by the stockholder of record and any beneficial holder for which the proposal is made; and identify any material interest the stockholder of record or any beneficial owner has in the business.

We do not expect any matters not listed in the Proxy Statement to come before the meeting. If any other matter is presented, your signed proxy card gives the individuals named as proxyholders the authority to vote your shares to the extent authorized by Rule 14a-4(c) under the Securities Exchange Act of 1934 (the “Exchange Act”) (which would include matters that the proxyholders did not know were to be presented a reasonable time before the mailing of this Proxy Statement).

Q:	When are stockholder proposals due for the 2004 Annual Meeting?

A:	To be considered for presentation in the proxy statement for Deltagen’s 2004 Annual Meeting of Stockholders, a stockholder proposal must be received at Deltagen’s offices no later than , 2004.

Q:	Will the auditors be at the meeting?

A:	PricewaterhouseCoopers LLP, our fiscal year 2002 auditors, also will be our auditors in fiscal year 2003. A PricewaterhouseCoopers LLP representative will attend the meeting, have the opportunity to make a statement if he or she desires, and will be available to answer appropriate questions.

PROPOSAL ONE

ELECTION OF DIRECTORS

Deltagen’s Board of Directors is divided into three classes serving staggered three-year terms. At the annual meeting, you and the other stockholders will elect an individual to serve as a director until the 2006 annual meeting. The nominee is now a member of the Board of Directors.

The individuals named as proxyholders will vote your proxy for the election of the nominee unless you direct them to withhold your votes. If the nominee becomes unable to serve as a director before the meeting (or decides not to serve), the individuals named as proxyholders may vote for a substitute or we may reduce the number of members of the Board.

Below are the names and ages of the directors, the years they became directors, their principal occupations or employment for at least the past five years and certain of their other directorships. Ages are as of May 1, 2003.

Nominee for Election for a Three-Year Term Ending with the 2006 Annual Meeting

• William A. Scott, Ph.D.

Age 63, a director since February 2001. Dr. Scott is the former Chief Executive Officer of Physiome Sciences where he served from March 1997 to December 1999. Prior to joining Physiome Sciences, Dr. Scott spent thirteen years with Bristol-Meyers Squibb where he held a number of management posts including Senior Vice President of Exploratory and Drug Discover Research. Dr. Scott is a former board member of Physiome Sciences and CombiChem, Inc. Dr. Scott holds a B.S. in Chemistry from the University of Illinois and received his Doctorate degree in Biochemistry from the California Institute of Technology.

Directors Continuing in Office Until the 2004 Annual Meeting

• David W. Beier

Age 54, a director since 2002. Since 2001, Mr. Beier has been a partner in the Washington, D.C. office of Hogan & Hartson L.L.P. and a member of the firm’s Health Practice Group. Mr. Beier served as the Chief Domestic Policy advisor to the Vice President of the United States from 1998 to 2001, as well as serving as the chair of the Electronic Commerce Working Group for President Clinton during that time. From 1989 to 1998, Mr. Beier worked for Genentech, Inc. where he was vice president of Governmental Affairs. Mr. Beier served as a senior fellow at the Wharton School of the University of Pennsylvania during 2001. Mr. Beier is a member of the President’s Advisory Committee on Trade Policy Negotiations. Mr. Beier also serves on the Board of Directors of VaxGen, Inc. Mr. Beier received his B.A. from Colgate University and his J.D. from Albany Law School of Union University. Mr. Beier is admitted to practice law in New York and Washington, D.C.

• F. Noel Perry

Age 50, a director since 1997. Mr. Perry is a managing director of Baccharis Capital, Inc., a venture capital firm founded in 1991. Mr. Perry is a director of several private companies. Mr. Perry received his B.A. from the University of Rhode Island and holds an M.B.A. from George Washington University. Mr. Perry is a Chartered Financial Analyst.

Directors Continuing in Office Until the 2005 Annual Meeting

• Constantine E. Anagnostopoulos, Ph.D.

Age 80. A director since 2001. Since March 1987, Dr. Anagnostopoulos has been the managing general partner of Gateway Associates, a Missouri based venture capital management firm. Dr. Anagnostopoulos is a retired officer of Monsanto Company, having served as Director of Research, Head of its New Enterprise Division, General Manager of a number of operating divisions and Chairman and Chief Executive Officer of Monsanto Europe Africa. Dr. Anagnostopoulos has a doctorate in organic chemistry from Harvard University and holds over 20 patents in organic and polymer chemistry. Dr. Anagnostopoulos also serves as a member of the Board of Directors of Genzyme Corporation and Dyax Corporation.

• Philippe O. Chambon, M.D., Ph.D

Age 45, a director since 1998. Since January 1997, Dr. Chambon has been a General Partner of The Sprout Group, the venture capital affiliate of Credit Suisse First Boston Corporation. Dr. Chambon joined The Sprout Group in May 1995. From May 1993 to April 1995, Dr. Chambon served as Manager in the Healthcare Practice of the Boston Consulting Group, a management consulting firm. He was formerly an executive with Sandoz Pharmaceuticals, a subsidiary of Novartis. Dr. Chambon is currently a director of Nuvelo, Inc., PharSight Corporation, Skila Inc., and Spotfire, Inc., as well as several other private companies. Dr. Chambon received his M.D. and Ph.D. degrees from the University of Paris and his M.B.A. from Columbia University.

• Thomas A. Penn

Age 57, a director since 2000. Since January 2001, Mr. Penn has been a General Partner of Meridian Venture Partners. From June 1998 until December 2000 Mr. Penn was with Boston Millennia Partners, a Boston-based venture capital firm where he was a partner. From March 1994 until March 1998, Mr. Penn served as President and CEO of Tektagen, Inc. Mr. Penn is a director of various private companies. Mr. Penn received B.S. degrees from the Massachusetts Institute of Technology in metallurgy and materials science and in industrial management, an M.B.A. from Stanford University, and a J.D. from the University of Pennsylvania School of Law.

Committees of the Board of Directors; Meetings

We have two standing committees:

Audit Committee

•	Reviews the scope of Deltagen’s annual audit by its independent auditors.

•	Reviews Deltagen’s annual financial statements and related audit report as prepared by the independent auditors.

•	Recommends to the Board selection of the independent auditors.

•	Reviews any non-audit fees paid to the independent auditors.

The current members are Dr. Chambon and Mr. Penn. The Audit Committee met five times in 2002. The Board of Directors has determined that all members of the Audit Committee are “independent” as required by applicable listing standards of the Nasdaq National Market.

Compensation Committee

•	Reviews performance and establishes compensation of Deltagen’s executive officers.

•	Establishes the compensation of Deltagen’s Board of Directors.

•	Administers Deltagen’s stock and cash incentive plans.

•	Recommends the establishment of policies dealing with various employee compensation and employee benefit plans.

The current members are Dr. Chambon, Mr. Penn and Mr. Perry. The Compensation Committee met nine times in 2002.

The full Board of Directors met 18 times in fiscal year 2002. Each director attended at least 75% of the total Board and applicable committee meetings. The Board has adopted a written Audit Committee Charter, a copy of which is attached as Appendix A to our Proxy Statement for our 2001 Annual Meeting. The Board does not have a nominating committee or a committee performing the functions of a nominating committee.

Beneficial Ownership of Certain Stockholders, Directors and Executive Officers

These tables show as of April 1, 2003: (1) the beneficial owners of more than 5% of the Common Stock and the number of shares they beneficially owned; and (2) the number of shares each director, each executive officer named in the Summary Compensation Table on page 44 and all directors and executive officers as a group beneficially owned. Except as noted, each person has sole voting and investment power over the shares shown in this table. Unless otherwise indicated, the address of each of the named individuals is c/o Deltagen, Inc., 700 Bay Road, Redwood City, California 94063. Ownership information is based upon information furnished by officers, directors and principal stockholders and Schedules 13D and 13G filed with the Securities and Exchange Commission. Information from Schedules 13D and 13G is as of the date indicated on the footnotes in each case. To our knowledge, the persons named in the tables have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them, subject to community property laws where applicable and the information contained in the notes to these tables. The percentage of Common Stock Beneficially Owned is based on the 39,144,337 shares outstanding at April 1, 2003.

5% STOCKHOLDERS

Name And Address Of Beneficial Owner	Number Of Shares Of Common Stock Beneficially Owned	Percentage Of Common Stock Beneficially Owned
Entities affiliated with Credit Suisse First Boston (1)	8,639,301	22%
11 Madison Avenue New York, NY 10010
Stipa Investments, L.P. (2)	6,242,151	16%
2420 Sand Hill Road Suite 100
Menlo Park, CA 94025
Entities affiliated with Wells Fargo & Company (3)	5,541,918	14%
420 Montgomery Street
San Francisco, CA 94104
T. Rowe Price Associates, Inc. (4)	2,884,000	7%
100 E. Pratt Street
Baltimore, MD 21202
Entities affiliated with Boston Millennia Partners (5)	2,569,892	7%
Rowes Wharf
Boston, MA 02110
Entity Affiliated with Alta Partners (6)	2,188,184	6%
One Embarcadero Center
Suite 4050
San Francisco, CA 94111

(1)	The following information is based on a Schedule 13G filed February 28, 2003. Credit Suisse First Boston reported shared voting and dispositive power over these shares. Philippe Chambon, M.D., Ph.D. is a General Partner of The Sprout Group, a venture capital affiliate of Credit Suisse First Boston Corporation, and is a member of our Board of Directors. Dr. Chambon disclaims beneficial ownership of the shares held by these entities except to the extent of his pecuniary interest in these shares. Excludes a three-year warrant to purchase 457,143 shares Common Stock at a price of $3.13 per share that will be granted in connection with a consulting agreement with Institut de Genetique Biologie et de Moleculaire et Cellulaire, a scientific foundation, that is under the direction of Professor Pierre Chambon, who is the father of Philippe Chambon, M.D., Ph.D. Of the 8,579,301 shares held by Credit Suisse First Boston, 5,541,918 shares are subject to a Voting Trust Agreement, dated as of October 2, 2001, by and among Sprout Capital VIII, L.P., Sprout Venture Capital, L.P., Sprout CEO Fund, L.P., DLJ Capital Corp., DLJ ESC II, L.P., and Wells Fargo Bank Indiana, N.A., as trustee, as further described in note (3) below. Includes 60,000 shares issuable upon the exercise of options exercisable within 60 days of February 28, 2003 by Dr. Chambon.
(2)	F. Noel Perry, a member of our Board of Directors, is a managing director of Baccharis Capital, Inc., which is the general partner of Stipa Investments, L.P. Mr. Perry is the sole natural person exercising voting and/or investment power with respect to the shares held by Stipa Investments, L.P., but disclaims beneficial ownership of the shares held by such entity except to the extent of his pecuniary interest in these shares. Includes 60,000 shares issuable upon the exercise of options within 60 days of April 1, 2003 by Mr. Perry.
(3)

The following information is based on a Schedule 13G filed February 14, 2003 containing information as of December 31, 2002. Wells Fargo & Company (the “Holding Company”) may be deemed to beneficially own 5,541,918 shares that Wells Fargo Bank Indiana, N.A. (the “Bank”), a subsidiary of the Holding Company, may be deemed to beneficially own as described below. 5,541,918 of such shares are owned by Sprout Capital VIII, L.P., Sprout Venture Capital, L.P., DLJ Capital Corporation, DLJ ESC II, L.P. and Sprout CEO Fund, L.P. and are subject to a Voting Trust Agreement, dated as of October 2, 2001, by and among Sprout Capital VIII, L.P., Sprout Venture Capital, L.P., Sprout CEO Fund, L.P., DLJ Capital Corp., DLJ ESC II, L.P., and the Bank, as trustee. Pursuant to the Voting Trust Agreement, the Bank has the power to vote 5,541,918 shares in its sole discretion, subject to certain limitations on who it may communicate or consult with regarding the voting of the shares subject to the Voting Trust Agreement. The Voting Trust Agreement terminates on the earliest of (1) October 2, 2011, (2) the transfer of all the shares subject to the Voting Trust Agreement in accordance with the Voting Trust Agreement, and (3) the written election of Credit Suisse First Boston Corporation or the holders of at least 50% of the shares subject to the Voting Trust Agreement. The Bank is a subsidiary of Wells Fargo & Company and its address is P.O. Box 960, Fort Wayne, Indiana 46801.

(4)	The following information is based on a Schedule 13G dated January 28, 2003 containing information as of December 31, 2002. T. Rowe Price reports sole voting power of 898,000 shares and sole dispositive power of 2,884,000 shares.
(5)	The following information is based on a Schedule 13G dated February 6, 2003 containing information as of December 31, 2002. Includes 2,132,300 shares held by Boston Millennia Partners II Limited Partnership, 102,177 shares held by Boston Millennia Partners II-A Limited Partnership, 303,775 shares held by Boston Millennia Partners GmbH & Co. KG, 28,073 shares held by Boston Millennia Associates II Partnership, 3,167 shares held by Strategic Advisors Fund Limited Partnership and 10,935 shares held by A. Dana Callow, Jr. The following natural persons exercise voting and/or investment power with respect to the shares held by these entities: A. Dana Callow, Jr.; Robert S. Sherman; and Martin J. Hernon.
(6)	The following information is based on a Schedule 13D filed May 31, 2002 containing information as of May 23, 2002. Includes 2,110,583 shares held by Alta BioPharma Partners II, L.P. and 77,621 shares held by Alta BioPharma Management Partners II, LLC.

EXECUTIVE OFFICERS AND DIRECTORS

Name And Address Of Beneficial Owner	Number Of Shares Of Common Stock Beneficially Owned(1)	Percentage Of Common Stock Beneficially Owned
Constantine E. Anagnostopoulos, Ph.D. (2)	190,000	*
c/o Gateway Associates 800 Maryland Avenue, Suite 1190 St. Louis, MO 63105
David W, Beier (3)	70,000	*
c/o Hogan & Hartson L.L.P. 555 Thirteenth Street, NW Washington, DC 20004
Philippe O. Chambon, M.D., Ph.D. (4)	8,639,301	22%
c/o The Sprout Group 3000 San Hill Road, Building 3, Suite 170 Menlo Park, CA 94025
Thomas A. Penn (5)	66,212	*
c/o Meridian Venture Partners 259 Radnor-Chester Road Radnor, PA 19087
F. Noel Perry (6)	6,242,151	16%
c/o Baccharis Capital Inc. 2420 San Hill Road, Suite 100 Menlo Park, CA 94025
William A. Scott, Ph.D. (7)	82,857	*
1021 Creamery Road Newton, PA 18940
William Matthews, Ph.D. (8)	869,066	2%
Richard H. Hawkins (9)	534,264	1%
Mark W. Moore, Ph.D. (10)	816,741	2%
John E. Burke (11)	237,928	*
Augustine G. Yee (12)	163,914	*
All directors and executive officers as a group (11 persons) (13)	18,058,476	46%

*	Less than 1% of the outstanding shares of Common Stock.
(1)	Includes, where indicated, shares issuable upon the exercise of options exercisable within 60 days of April 1, 2003. These options, granted under the 1998 Stock Incentive Plan and the 2000 Stock Incentive Plan, were immediately exercisable for shares subject to repurchase upon termination of employment. The right to repurchase terminates, and the shares for executive officers vest, as to 25% of the shares after one year of employment and monthly thereafter over the remaining three years. For William A. Scott, the right to repurchase terminates and shares vest monthly over three years.
(2)	Includes 190,000 shares issuable upon the exercise of options exercisable within 60 days of April 1, 2003.
(3)	Includes 70,000 shares issuable upon the exercise of options exercisable within 60 days of April 1, 2003.
(4)

Includes 8,579,301 shares held by entities affiliated with Credit Suisse First Boston and 60,000 shares issuable upon the exercise of options exercisable within 60 days of April 1, 2003. Dr. Chambon, M.D., Ph.D. is a General Partner of the Sprout Group and is a member of our Board of Directors. Dr. Chambon disclaims beneficial ownership of the shares held by these entities except to the extent of his pecuniary interest in these shares. Excludes a three-year warrant to purchase 457,143 shares of Common Stock at a price of $3.13 per share that will be granted in connection with a consulting agreement with Institut de Genetique Biologie et de Moleculaire et Cellulaire, a scientific foundation, that is under the direction of

Professor Pierre Chambon, who is the father of Philippe Chambon, M.D., Ph.D. 5,541,918 shares are subject to a Voting Trust Agreement, dated as of October 2, 2001, by and among Sprout Capital VIII, L.P., Sprout Venture Capital, L.P., Sprout CEO Fund, L.P., DLJ Capital Corp., DLJ ESC II, L.P., and Wells Fargo Bank Indiana, N.A., as trustee, as further described in note (3) above on the table entitled “5% Stockholders.”

(5)	Includes 60,000 shares issuable upon the exercise of options exercisable within 60 days of April 1, 2003.
(6)	Includes 6,182,151 shares held by Stipa Investments, L.P. and 60,000 shares issuable upon the exercise of options exercisable within 60 days of April 1, 2003. F. Noel Perry, a member of our Board of Directors, is a managing director of Baccharis Capital, Inc., which is the general partner of Stipa Investments, L.P. Mr. Perry is the sole natural person exercising voting and/or investment power with respect to the shares held by Stipa Investments, L.P., but Mr. Perry disclaims beneficial ownership of the shares held by such entity except to the extent of his pecuniary interest in these shares.
(7)	Includes 82,857 shares issuable upon the exercise of options exercisable within 60 days of April 1, 2003.
(8)	Dr. Matthews’ employment ended February 12, 2003.
(9)	Includes 389,972 shares subject to repurchase as of April 1, 2003. On April 4, 2003 Deltagen announced that Mr. Hawkins would be leaving us upon completion of a transition to a new Chief Financial Officer.
(10)	Includes 424,285 shares issuable upon the exercise of options exercisable within 60 days of April 1, 2003 and 263,314 shares subject to repurchase as of April 1, 2003, and 14,285 shares held by family members and 15,785 shares issuable upon the exercise of options exercisable within 60 days of April 1, 2003 held by family members.
(11)	Includes 54,979 shares subject to repurchase as of April 1, 2003 and 171,428 shares issuable upon the exercise of options exercisable within 60 days of April 1, 2003. Mr. Burke’s employment ended April 10, 2003.
(12)	Includes 9,527 shares subject to repurchase as of April 1, 2003. Mr. Yee’s employment ended February 26, 2003.
(13)	Includes 1,118,570 shares issuable upon the exercise of options exercisable within 60 days of April 1, 2003, and 454,478 shares are subject to repurchase as of April 1, 2003.

Section 16(a) Beneficial Ownership Reporting Compliance

Under U.S. securities laws, directors, certain executive officers and persons holding more than 10% of our Common Stock must report their initial ownership of the Common Stock and any changes in that ownership to the Securities and Exchange Commission. The Securities and Exchange Commission has designated specific due dates for these reports, and we must identify in this Proxy Statement those persons who did not file these reports when due. Based solely on our review of copies of the reports filed with the Securities and Exchange Commission and written representations of our directors and executive officers, we believe all persons subject to reporting filed the required reports on time in fiscal year 2002.

Required Vote

The nominee receiving the most votes is elected a director.

Recommendation of the Board of Directors

The Board of Directors unanimously recommends that you vote “FOR” the nominee.

PROPOSAL TWO

APPROVAL OF THE FINANCING

Background of the Financing

In the latter half of 2002, our management and Board of Directors recognized our need to focus our business strategy and raise additional capital in order to meet our cash flow needs. In October 2002, we announced that we had realigned our business plan and operations to focus exclusively on providing drug discovery tools and services to the biopharmaceutical industry. In line with these program changes, we put in place a plan to consolidate staffing within the company from a high of approximately 450 in October 2002 to approximately 150 at the present time. Nonetheless, due to the economic downturn and the effect of the downturn on the stock prices of technology-based companies, including biotech companies, we determined that it would be extremely difficult to raise additional capital through a public financing. Instead, we considered a private placement of our equity securities, structured as a PIPE transaction, to selected accredited investors. During this period, our market capitalization continued to decline significantly as general market conditions, especially for biotechnology and technology companies, continued to worsen. In January 2003, our market capitalization was approximately $20 million. We believed it was unlikely that we would attract sufficient interest among public investors and that a financing targeting private venture capital investors had a higher likelihood of success. During this period, we explored alternative financing sources together with various other strategic alternatives, including a potential sale of the company or of some or all of our technology.

In January 2003, after several months of exploring various financing and strategic alternatives, we entered into negotiations with the investors, led by Boston Millennia Partners, with respect to the proposed Private Placement and engaged the investment banking firm of Houlihan Lokey Howard & Zukin Financial Advisors, Inc., or Houlihan Lokey, to evaluate the fairness of the transaction on behalf of the Independent Members. On February 20, 2003, we received term sheets from the investors regarding the Bridge Loan and the Private Placement. Between February 20, 2003 and April 2, 2003, the Independent Members of our Board of Directors, comprised of Dr. Anagnostopoulos, Mr. Beier, Mr. Penn and Dr. Scott, met approximately 14 times to discuss our progress in the negotiations and to authorize management to continue to negotiate with the investors. As a condition to signing a stock purchase agreement, the investors required us to negotiate various arrangements with our landlords and certain creditors. In late March and early April 2003, we signed agreements with our various landlords and other creditors to satisfy this contingency. As a further condition to signing the stock purchase agreement, on April 2, 2003 we entered into an employment agreement with Joseph M. Limber. Under this agreement, Mr. Limber will serve as our interim chief executive officer and will assume the position of president and chief executive officer and join our Board of Directors contemporaneously with the closing of the Private Placement. On March 31, 2003 and again on April 1, 2003, the Independent Members met to consider the final terms of the Bridge Loan and the Private Placement. After extensive discussion of the terms and conditions, a review of the absence of alternative funding prospects and the receipt of a fairness opinion and related presentation from Houlihan Lokey, the Independent Members approved the Bridge Loan and, subject to obtaining stockholder approval, the Private Placement. On April 2, 2003, we closed the Bridge Loan and entered into a stock purchase agreement with the investors. We agreed to sell to those investors, approximately $10 million worth of our Series A Preferred Stock at a per share purchase price equal to 75% of the 5-trading day trailing average closing price of our Common Stock ending on the third day prior to the closing of the Private Placement. Pursuant to the purchase agreement, prior to the closing of the Private Placement, we may add additional investors or increase the committed amount to be invested by the existing investors from $10 million to $15 million under certain circumstances, such that the aggregate investment amount could be as much as $25 million.

Terms of the Financing

The stockholders are being asked to approve the consummation of a financing involving a private placement generating gross proceeds to us of up to $25 million (although only $10 million was committed as of the date we mailed this Proxy Statement) involving the issuance and sale by us to investors of shares of our Series A Preferred Stock at a per share purchase price equal to 75% of the 5-trading day trailing average closing price of our Common Stock ending on the third day prior to the closing of the private placement, and the issuance and sale by us to a creditor of shares of Series A Preferred Stock in exchange for cancellation of $289,500 of indebtedness we owe to that creditor based on the same per share purchase price paid by the investors (the “Charles River Shares”), and the issuance by us of a 10-year warrant exercisable for a minimum of 900,000 shares of Series A Preferred Stock, plus 0.05 shares for each dollar, if any, by which the aggregate proceeds of the private placement exceed $10 million, rounded up to the nearest whole share, at an exercise price equal to the per share price paid by the other investors in the private placement (the “Hines Warrant”), and an additional 10-year warrant exercisable for 250,000 shares of Series A Preferred Stock at an exercise price equal to the closing price of our Common Stock on the business day before the closing of the private placement (the “Legacy Warrant”), in transactions referred to throughout this Proxy Statement as the Private Placement, and involving a publicly registered rights offering to our other stockholders that would enable them to purchase a number of shares of Series A Preferred Stock sufficient to maintain their percentage ownership in Deltagen at the same per share price as is paid by the investors in the Private Placement, in transactions collectively referred to throughout this Proxy Statement as the Financing.

The Charles River Shares are being issued to Charles River Laboratories, Inc. with respect to invoiced but unpaid trade indebtedness owed by us to Charles River for services rendered and products delivered. Charles River is one of our key business partners. The Charles River Shares will be issued pursuant to the terms of a letter agreement dated as of March 20, 2003 between us and Charles River. The Hines Warrant will be granted to the landlord for our former facilities located at 740 Bay Road in Redwood City, California. On March 31, 2003, we entered into an Option Agreement with this landlord that will enable us to terminate our lease earlier than we otherwise would have been able under the terms of our original lease. The Legacy Warrant will be granted to our landlords for our former facilities located in Menlo Park, California. On March 31, 2003, we entered into a Lease Termination Agreement with these landlords that will enable us to terminate our lease earlier than we otherwise would have been able under the terms of our original lease.

The Private Placement is intended to be exempt from the registration requirements of the Securities Act of 1933, as amended, and we expect to rely upon the Regulation D “safe harbor” provisions. The Private Placement is subject to the fulfillment of conditions that we describe below. We have set forth below the major terms of the Private Placement.

This summary of the terms of the Private Placement is intended to provide you with basic information concerning the transaction; however, it is not a substitute for reviewing the stock purchase agreement in its entirety, which we have included as Annex A to this Proxy Statement. You should read this summary in conjunction with the agreement.

Number of Shares and Purchase Price of Series A Preferred Stock to be Issued.

The number of shares of Series A Preferred Stock we will issue in the Private Placement will depend on the per share purchase price, which will be equal to 75% of the 5-trading day trailing average closing price of our Common Stock ending on the third day prior to the closing of the Private Placement. Upon consummation of the Private Placement, the number of shares of Series A Preferred Stock to be issued to the investors will represent a significant percentage of the total number of outstanding shares of our capital stock. This percentage could be higher or lower depending on the per share purchase price to be determined just prior to the closing. By way of example, based on the currently committed amount of $10 million plus the Charles River Shares, a per share purchase price of $0.20 would mean a percentage ownership of 57%, whereas a per share purchase price of $0.40 would mean a percentage ownership of 40%. In addition, the committed amount could increase, which would increase the percentage ownership associated with the newly issued shares. If the per share purchase price was $0.20, a committed amount of $15 million would mean a percentage ownership of 66%, and a committed amount of $25 million would mean a percentage ownership of 76%.

The proceeds we receive in the Private Placement could be as much as $25 million (although only $10 million was committed as of the date we mailed this Proxy Statement). Under the terms of the stock purchase agreement if, prior to closing, we enter into certain new customer contracts that would generate at least $9 million in cash for us during the 12 month period following the closing, the existing investors’ committed amount increases from $10 million to $15 million.

At the closing of the Private Placement, we will issue the Charles River Shares in exchange for cancellation of $289,500 of indebtedness we owe to that creditor based on the same per share purchase price paid by the investors. We will also issue the Hines Warrant, which will be exercisable for a minimum of 900,000 shares of Series A Preferred Stock, plus 0.05 shares for each dollar, if any, by which the aggregate proceeds of the private placement exceed $10 million, rounded up to the nearest whole share, at an exercise price equal to the per share price paid by the other investors in the private placement. We will also issue the Legacy Warrant, which will be exercisable for 250,000 shares of Series A Preferred Stock at an exercise price equal to the closing price of our Common Stock on the business day before the closing of the private placement.

Following the Private Placement, we will make a publicly registered rights offering to our other stockholders that would enable them to purchase a number of shares of Series A Preferred Stock sufficient to maintain their percentage ownership in Deltagen at the same per share price as is paid by the investors in the Private Placement.

Terms of the Series A Preferred Stock

The following summarizes the material terms and provisions of the Series A Preferred Stock, and is qualified in its entirety by reference to the terms and provisions of the stock purchase agreement attached to this Proxy Statement as Annex A and the form of our amended and restated certificate of incorporation attached to this Proxy Statement as Annex C. When issued, the Series A Preferred Stock will be validly issued, fully paid and non-assessable. For a more complete understanding of the terms of the Series A Preferred Stock, we urge you to read the amended and restated certificate of incorporation attached to this Proxy Statement as Annex C.

Rank

The Series A Preferred Stock will rank pari passu with our Common Stock with respect to dividend rights and senior to our Common Stock with respect to rights upon liquidation.

Dividend Rights

Any dividends shall be distributed among the holders of Series A Preferred Stock and Common Stock pro rata based on the number of shares of Common Stock then held by each holder (assuming conversion of all such Series A Preferred Stock into Common Stock).

Rights Upon Liquidation

Upon our voluntary or involuntary liquidation under applicable bankruptcy or reorganization legislation, or our dissolution or winding up, and in the event of the merger, consolidation or sale of all or substantially all of our assets or in the event of certain other change of control transactions, the holders of shares of Series A Preferred Stock will be paid in cash for each share of Series A Preferred Stock held by them, out of our assets legally available for distribution to our stockholders, before any payment or distribution is made with respect to our Common Stock, an amount equal to the per share purchase price paid by the investors in the Private Placement, plus any declared but unpaid dividends.

After payment in full of the above described payments, the holders of Series A Preferred Stock will not be entitled to any further participation in any distribution of our assets and our remaining assets will be distributed to the holders of our Common Stock.

Conversion

Each holder of shares of Series A Preferred Stock is entitled to convert their shares, in whole or in part, into Common Stock at any time. In addition, holders of a majority of the then outstanding shares of Series A Preferred Stock may at any time elect to convert all outstanding shares of Series A Preferred Stock into Common Stock. Deltagen may elect to convert all outstanding shares of Series A Preferred Stock into Common Stock at such time after August 31, 2004 that constitutes the 30th consecutive trading day on which the closing price of our Common Stock as reported on Nasdaq’s National Market, SmallCap Market, OTC Bulletin Board or BBX has been not less than $3.00 per share (as adjusted for stock splits, stock dividends, reclassification and the like), so long as the average weekly trading volume of our Common Stock as reported on such exchange or system shall have exceeded 500,000 shares (as adjusted for stock splits, stock dividends, reclassification and the like) during each calendar week that either begins or ends within such 30 consecutive trading day period.

The number of shares of Common Stock issuable upon the conversion of a share of Series A Preferred Stock is equal to the product of (x) the number of shares of Series A Preferred Stock to be converted and (y) the quotient obtained by dividing the per share purchase price paid by the investors in the Private Placement by the then applicable conversion price per share of the Series A Preferred Stock, which conversion price will initially be the per share purchase price paid by the investors in the Private Placement, subject to adjustment as described below. Initially, each share of Series A Preferred Stock is convertible into one share of Common Stock.

The applicable conversion price is subject to adjustment for stock splits, stock dividends, combinations, and other similar structural events. Additionally, the Series A Preferred Stock will contain broad-based weighted average anti-dilution protection, subject to standard exceptions, with respect to the issuance of our capital stock at a purchase price per share which is below the conversion price of the Series A Preferred Stock then in effect.

The conversion of shares of Series A Preferred Stock into shares of Common Stock will result in substantial dilution to the interests of other holders of our Common Stock. See “Dilutive Effect of the Private Placement” below.

Voting Rights

Holders of the Series A Preferred Stock will have the right to vote on all matters that the holders of Common Stock vote on, voting together with the holders of Common Stock as single class. Each share of Series A Preferred Stock will be entitled to the number of votes as is equal to the number of shares of our Common Stock into which it is convertible. However, the maximum number of votes to which a share of Series A Preferred Stock will be entitled is capped at the quotient equal to the per share purchase price paid by the investors in the Private Placement divided by $0.34 (which was the closing price of our Common Stock on the trading date prior to the date we signed the purchase agreement), which quotient cannot be greater than one.

For so long as not less than 25% of the shares of Series A Preferred Stock remain outstanding, the approval of holders of a majority of the then outstanding Series A Preferred Stock, voting as a separate class, will be required for the following events:

•	Any amendment of our certificate of incorporation or our bylaws that would adversely affect the shares of Series A Preferred Stock or any holder thereof, including, without limitation, by creating any additional series of preferred stock (or issuing shares under any such series) that is senior to, or pari passu with, the Series A Preferred Stock in liquidation preference, conversion rights or right of payment;

•	Any change to the rights of the holders of Series A Preferred Stock in any other respect;

•	Any increase or decrease (other than by redemption or conversion) in the authorized number of shares of Series A Preferred Stock;

•

Any authorization or issuance of any other equity security, including any other security convertible into or exercisable for any equity security, having a preference over the Series A Preferred Stock with respect to voting, dividends or liquidation preferences, or being on a parity with the Series A Preferred Stock with respect to dividends or liquidation preference; or

•	Any purchase, redemption or other acquisition for value of any equity securities that are junior to the Series A Preferred Stock with respect to voting, dividends or liquidation preferences; provided, however, that the foregoing shall not prohibit us from repurchasing shares of Common Stock from employees, officers, directors, consultants or other persons performing services for us or any of our subsidiaries pursuant to agreements under which we have the option to repurchase such shares at cost upon the occurrence of certain events, such as the termination of employment, or through the exercise of any right of first refusal.

For so long as not less than 25% of the shares of Series A Preferred Stock remain outstanding, the holders of outstanding shares of Series A Preferred Stock shall, by approval (by vote or written agreement or consent, as provided by law) of the holders of at least a majority of the then outstanding shares of Series A Preferred Stock, voting together as a class, be entitled to designate three members of the Board of Directors (or, if not permitted under applicable NASD rules, the greatest number as shall then be permitted under applicable NASD rules) (each a “Series A Director”). No Series A Director may be removed, or any vacancy with respect to a Series A Director filled, except by the vote or written agreement or consent of the holders of at least a majority of the then outstanding shares of Series A Preferred Stock, voting together as a class.

Registration Rights

Under the terms of the stock purchase agreement and our separate agreements with our landlords, we have granted registration rights obligating us to register for resale the shares of Series A Preferred Stock and the Common Stock to be issued upon the conversion of the Series A Preferred Stock, as well as the shares of Common Stock to be issued upon the exercise of the Hines Warrant and the Legacy Warrant. We have agreed to file, within 10 business days after the closing of the Private Placement, a resale shelf registration statement on Form S-1, which is the only form we are currently eligible to use for such purposes. If that registration statement is not declared effective by the SEC within 120 days after the closing of the Private Placement, we must pay the investors liquidated damages in the amount of 1% of the Private Placement proceeds for each month of delay beyond such date. Because we must use Form S-1, we will need to file post-effective amendments to the registration statement at least quarterly when we file updated financial statements on Forms 10-Q and 10-K. We must keep this registration statement effective until all of the investors’ shares have been sold by them, or until the investors can sell their shares under Rule 144(k). It is unlikely, however, that the investors will be able to sell their shares under Rule 144(k) until they have sold a substantial majority of their shares. We will bear all of the expenses of filing and maintaining this registration statement. The investors will be responsible for any underwriting discounts or selling commissions applicable to sales of securities registered under the registration statement. We have agreed to provide customary indemnification for the investors and any underwriters with respect to certain misstatements or omissions contained in the registration statement and securities law violations in connection with the sale of securities registered on the registration statement.

Waiver and Amendment of Existing Registration Rights

Pursuant to two agreements that we entered into prior to our initial public offering, we agreed to allow certain stockholders to include their shares of our capital stock in certain registration statements filed by us and we agreed not to grant certain similar registration rights to any other parties without the consent of these stockholders. As a condition to the execution of the stock purchase agreement, we were required to obtain a waiver and consent under the prior agreements of certain of the registration rights previously granted under those agreements in order to enable us to grant registration rights under the stock purchase agreement to the investors at the closing.

Voting Agreements

The investors in the Private Placement, which are record holders in the aggregate of approximately 11,789,426 shares of our Common Stock, or 30.1% of our outstanding Common Stock, have agreed, in their capacity as stockholders, to vote their shares of our Common Stock in favor of proposals two through four.

In addition, under the proposed amended and restated certificate of incorporation designating the rights, preferences and privileges of the Series A Preferred Stock, which would be filed immediately prior to the closing of the Private Placement, the Series A holders initially will have the right to designate a total of three of seven board members. The remaining four board seats will be filled by our CEO and by three persons not affiliated with the investors. The investors have entered into a voting agreement agreeing to vote their shares to elect each investor’s designee to the board of directors.

Representations and Warranties

The purchase agreement contains representations and warranties by us relating to, among other things, our corporate organization, capitalization, due authorization, the sale and issuance of the Series A Preferred Stock, our SEC filings, taxes, title to properties, compliance with laws, our lack of undisclosed liabilities and material adverse changes, third party approvals, the status of our intellectual property, labor relations, employee benefit plans, trade relations, insurance, environmental matters, related party transactions and broker’s fees. The purchase agreement also contains representations and warranties by the purchasers relating to, among other things, their status as accredited investors and their investment intent.

Certain Covenants

Pursuant to Section 8.7 of the purchase agreement, on and after the closing of the Private Placement, we have agreed to create a Management Committee of the Board of Directors comprised of three board members, at least two of which shall be designated by a majority of the outstanding Series A Preferred Stock voting separately as a class. From and after the closing of the Private Placement, we must provide to this Management Committee, on or prior to the 30th day of each month, a report as to our consolidated financial results for the prior month, which report must contain such financial information regarding the consolidated financial results for the prior month as the Management Committee may request and is reasonably available to us. We must make our executive officers reasonably available at reasonable times to answer such questions regarding the report as the Management Committee shall reasonably ask.

Pursuant to Section 8.8 of the purchase agreement, on and after the closing of the Private Placement, we have agreed that the Compensation Committee of our Board of Directors shall be comprised of three board members, at least two of which shall be designated by a majority of the outstanding Series A Preferred Stock voting separately as a class, to the extent that, after consulting with outside legal counsel, we determine in good faith that each such individual would not be prohibited from being a member of our Compensation Committee in light of applicable law and relevant SEC and NASD rules and regulations. In the event that, after consulting with outside legal counsel, we determine in good faith that one or both of such designees are prohibited from serving as members of our Compensation Committee in light of applicable law and relevant SEC and NASD rules and regulations, and until such time as a majority of the outstanding Series A Preferred Stock voting separately as a class shall designate one or more appropriate individuals, as the case may be, in compliance with the foregoing provisions, our Board of Directors shall be entitled to fill any vacancy on the Compensation Committee created thereby. None of our officers (as that term is defined in Section 16 of the Securities Exchange Act of 1934, as amended, and Rule 16a-1 thereunder) shall be entitled to any compensation from us and we have agreed not to pay any compensation to any such officer except such compensation as shall have been approved by the Compensation Committee.

Pursuant to Section 8.9 of the purchase agreement, we have agreed to use our reasonable best efforts to do all things necessary, proper or advisable to consummate, in the most expeditious manner practicable, the transactions contemplated by the purchase agreement.

Conditions to Closing the Private Placement

In addition to certain standard closing conditions, such as accuracy of our representations and warranties, causing our counsel to deliver legal opinions, delivering officers’ certificates, and absence of litigation, the obligations of the investors to consummate the Private Placement remains subject to our fulfillment, on or before the closing, of several other closing conditions which we summarize below. You should read this summary in conjunction with the stock purchase agreement, which is attached as Annex A to this Proxy Statement.

No Material Adverse Effect

Pursuant to Section 4.4 of the purchase agreement, our business, assets, financial condition and operations must be substantially as represented to the investors and no change shall have occurred that, in the reasonable good faith judgment of the investors, is or could have a Material Adverse Effect.

The purchase agreement defines “Material Adverse Effect” to include a material adverse effect on transactions contemplated by the purchase agreement or the condition (financial or other), business, properties or results of operations of Deltagen and its subsidiaries, taken as a whole. Among other things, any violation of Section 5(c)(ii) or Section 5(c)(iii) of the Secured Promissory Note Purchase Agreement executed in connection with the Bridge Loan (other than solely by reason of our failure to obtain financing as projected in our financial plan presented to the investors) would constitute a Material Adverse Effect. Those provisions of the Bridge Loan documents provide that a default under the Bridge Loan will occur if we deviate significantly during the interim period between signing and closing of the Private Placement from the financial performance we projected in the financial plan presented to the investors.

A Material Adverse Effect would not, however, include any change constituting or related solely to (i) the economy or financial markets of the United States of America in general, unless such factors have had a disproportionate adverse effect on Deltagen, (ii) any change, effect or development that is primarily caused by conditions generally affecting the industry in which Deltagen conducts its business, unless such factors have had a disproportionate adverse effect on Deltagen, (iii) any change that is primarily caused by the announcement or pendency of this Agreement or the transactions contemplated hereby, (iv) any change in listing of our Common Stock from the Nasdaq National Market to the Nasdaq SmallCap Market, the BBX or the OTC Bulletin Board, or (v) any adverse consequences arising from failure to pay obligations to its creditors when due so long as such failure to pay is contemplated by the financial plan presented to the investors.

Board Composition

Pursuant to Section 4.7 of the purchase agreement, at the closing the number of directors of Deltagen must be fixed at seven. Two incumbent directors must have submitted a written resignation from the Board of Directors and all committees thereof, effective on or before the closing, to result in two vacancies on our Board of Directors, and Patrick Fortune (a representative of Boston Millennia Partners) must have been appointed a director of Deltagen by the remaining directors to fill one of these vacancies.

Stockholder Approvals

Pursuant to Section 4.12 of the purchase agreement, at the annual meeting a majority of the total votes cast on the proposal in person or by proxy shall have approved the issuance and sale of the Series A Preferred Stock pursuant to the purchase agreement, and a majority of the outstanding stock entitled to vote thereon, and a majority of the outstanding Common Stock entitled to vote thereon as a class, shall have approved in person or by proxy the amendments to our certificate of incorporation necessary to effect the reverse split and the further amendments to our certificate of incorporation authorizing an increase in our authorized shares of capital stock and designating the rights, preferences and privileges of the Series A Preferred Stock.

Thus, stockholder approval of proposals two, three and four are all conditions to closing of the Private Placement.

Reverse Stock Split

Pursuant to Section 4.16 of the purchase agreement, we must have completed the reverse split of our Common Stock of not less than 1-for-5 and not more than 1-for-25, with the exact number within this range to be determined by our Board of Directors, provided it is reasonably acceptable to the investors in the Private Placement (the “Reverse Split”).

Termination

The purchase agreement may, subject to certain exceptions and limitations, be terminated prior to the closing of the Private Placement as follows:

Mutually, by the written consent of Deltagen and a majority in interest of the investors.

By either Deltagen or by any investor (with respect to itself) by giving written notice to each of the other parties if the closing shall not have occurred on or prior to August 31, 2003 or such party’s conditions to closing become incapable of being satisfied by such date; provided that the party seeking termination pursuant to this subsection (b) shall not be available to any party whose breach of a representation or warranty or failure to fulfill any obligation under the purchase agreement has been the cause of, or resulted in, the failure of the closing to occur on or before such date.

By either Deltagen or by any investor (with respect to itself) by giving written notice to each of the other parties if the requisite stockholder approval of proposal four as described in this Proxy Statement is not obtained at the annual meeting.

By us in the event our Board of Directors receives a Superior Proposal, by providing not less than ten (10) business days’ prior written notice of such termination to each investor. The term “Superior Proposal” means any Alternative Proposal (as defined below) that the disinterested directors (meaning the members of our board that have no interest in such transaction) shall have determined in good faith, after consulting with our outside legal counsel, to be superior from a financial point of view to the Financing, and which requires the disinterested directors to change or withdraw their recommendation of the Financing in order for the disinterested directors to comply with their fiduciary duties to our stockholders or creditors under applicable law. The term “Alternative Proposal” means any proposal or offer from any Person other than the investors to effect a Change of Control. The term “Change of Control” means (i)(x) any consolidation or merger of Deltagen with or into any other Person, or any other corporate reorganization, in which the stockholders of Deltagen immediately prior to such consolidation, merger or reorganization own less than 50% of our voting power or the voting power of the surviving entity or the ultimate parent of the surviving entity immediately after such consolidation, merger or reorganization, or (y) any transaction or series of related transactions not included in clause (x) to which Deltagen is a party in which in excess of 50% of our voting power is transferred to another Person or group for purposes of Section 13(d) under the Securities Exchange Act of 1934, as amended, or (ii) a sale, lease or other disposition of all or substantially all of our assets to any other Person. The term “Person” means any individual, sole proprietorship, partnership, joint venture, trust, unincorporated organization, association, corporation, limited liability company, institution, public benefit corporation, other entity or government (whether federal, state, county, city, municipal, local, foreign, or otherwise, including any instrumentality, division, agency, body or department thereof), whether constituting a separate legal entity or not.

Advantages and Disadvantages of the Financing

Advantages

Before voting, each stockholder should consider the fact that the Financing will provide additional funding, which is critical to our efforts to continue operations. We have never generated positive cash flows from operations on an annual basis. Our current liquidity and capital resources are limited. If we do not receive the $10 million in the Private Placement, it is likely that we will cease our operations. Our inability to obtain additional funding through the Private Placement would likely cause us to explore liquidation alternatives, including the initiation of bankruptcy proceedings. If this were to occur, after repayment of our obligations including the Bridge Loan, the value of your investment in us would likely decline to zero.

Disadvantages

Before voting, each stockholder also should consider the following disadvantages of the Private Placement:

•	Upon consummation of the Private Placement, the number of shares of Series A Preferred Stock to be issued to the investors will be represent a significant percentage of the total number of outstanding shares of our capital stock. This percentage could be higher or lower depending on the per share purchase price to be determined just prior to the closing. By way of example, based on the currently committed amount of $10 million plus the Charles River Shares, a per share purchase price of $0.20 would mean a percentage ownership of 57%, whereas a per share purchase price of $0.40 would mean a percentage ownership of 40%. In addition, the committed amount could increase, which would increase the percentage ownership associated with the newly issued shares. If the per share purchase price was $0.20, a committed amount of $15 million would mean a percentage ownership of 66%, and a committed amount of $25 million would mean a percentage ownership of 76%. Moreover, the investors already hold a significant number of shares of our Common Stock. Together with the shares of Common Stock held by the investors prior to the Private Placement, we expect that the investors will own a significant majority of the total number of outstanding shares of our capital stock after the Private Placement.

•	The investors will also have the right to nominate a total of three directors to our new Board of Directors.

•	The percentage ownership of our Common Stock by existing stockholders will decline substantially, and the investors, if they chose to act in concert, would be able to direct our actions after the Private Placement. The investors have entered into a voting agreement agreeing to vote their shares to elect each investor’s designee to the board of directors.

•	After consummation of the Private Placement, the investors may be able to take any action, even those actions that, under Delaware law, require the affirmative vote of a supermajority of the stockholders. For example, if the investors were to act in concert, although they have not indicated any present intent to do any of the following, they could decide to take us private, to sell some or all of our assets, or to effect a merger whereby the investors could force all stockholders other than the investors to take cash in exchange for their shares in Deltagen because the investors and their respective affiliates would beneficially own or have holdings totaling such a large percentage of our outstanding shares after consummation of the Private Placement.

•	The existence of the investors with their significant rights may make it more difficult for us to enter into other transactions, including mergers, acquisitions or change of control transactions.

•	Although our Common Stock will continue to be quoted on a securities exchange we will differ in important respects from a publicly owned corporation in that our activities could potentially be controlled by a few investors.

Opinion of Our Financial Advisor

Pursuant to an engagement letter dated March 3, 2003, the Independent Members engaged Houlihan Lokey, as our financial advisor. On April 2, 2003, Houlihan Lokey delivered its opinion separately to the Independent Members that, as of April 2, 2003, based upon and subject to the considerations set forth in its opinion, the consideration to be received by us in the Private Placement is fair to us and our public stockholders from a financial point of view. Houlihan Lokey’s written opinion is attached as Annex B to this Proxy Statement and should be read carefully and completely. The following fairness opinion summary is qualified in its entirety by reference to the full text of the opinion.

Houlihan Lokey’s opinion, which was directed to the Independent Members, addressed only the fairness to us and our public stockholders from a financial point of view as of April 2, 2003, of the consideration to be received by us and did not address any other aspect of the Private Placement. Houlihan Lokey was not retained to, nor did it, advise us with respect to any alternative transactions or our underlying business decision to proceed with or effect the Private Placement. As such, Houlihan Lokey did not express an opinion as to whether any alternative transaction might have produced proceeds to us in an amount in excess of the consideration received in the Private Placement.

Houlihan Lokey’s opinion is not a recommendation to any of our stockholders as to how a stockholder should vote with respect to the Private Placement. In arriving at its opinion, Houlihan Lokey, among other things:

•	Reviewed certain publicly available financial and other data, including our consolidated financial statements for 1999, 2000, 2001 and interim periods to September 30, 2002, management-prepared interim financial statements for the period ended December 31, 2002, and certain other relevant financial and operating data relating to us and made available from published sources and from our internal records.

•	Reviewed the financial terms and conditions of the stock purchase agreement, the amended and restated certificate of incorporation that will designate the rights, preferences and privileges of the Series A Preferred Stock, as well as the various Bridge Loan documents, including the note purchase agreement, the forms of secured promissory notes and the security agreement.

•	Met with members of our senior management to discuss our operations, financial condition, future prospects and projected operations and performance.

•	Visited some of our facilities and business offices.

•	Reviewed and discussed with representatives of our management information furnished to them by management of a business and financial nature regarding us, including our internal financial forecasts and related assumptions, as well as our business and prospects before and after giving effect to the Private Placement.

•	Reviewed publicly available information concerning the historical market prices and trading volume of our Common Stock.

•	Reviewed various publicly available financial data for certain companies that they deemed comparable to us, and publicly available prices and premiums paid in other transactions that it considered similar to the Private Placement.

•	Reviewed documents to be delivered at the closing of the Private Placement that were made available to Houlihan Lokey.

•	Conducted such studies, analyses and inquiries as it deemed appropriate.

Houlihan Lokey did not assume any obligation independently to verify the foregoing information and relied on its being accurate and complete in all material respects. Houlihan Lokey was not engaged to assess the reasonableness or achievability of any of our financial forecasts or the assumptions on which they were based, and upon the advice of our management and with the consent of the Independent Members, Houlihan Lokey assumed for purposes of their opinion that our forecasts were reasonably prepared on bases reflecting our best available estimates and good-faith judgments at the time of preparation as to our future financial performance and that they provided a reasonable basis upon which Houlihan Lokey could form its opinion. Houlihan Lokey also assumed that there have been no material changes in our assets, financial condition, results of operations, business or prospects since our December 31, 2002 financial statements that they reviewed. Additionally, Houlihan Lokey assumed that the bridge notes will be repaid in full and the proceeds will be invested in the Series A Preferred Stock. In addition, Houlihan Lokey did not assume responsibility for making an independent evaluation, appraisal or physical inspection of any of our assets or liabilities (contingent or otherwise). Houlihan Lokey’s opinion was based on economic, monetary and market and other conditions as in effect on, and the information made available to it as of April 2, 2003, and Houlihan Lokey did not address any matters subsequent to such date.

Houlihan Lokey was retained by the Independent Members, in connection with our board’s discharge of its fiduciary obligations, to evaluate the fairness, from a financial point of view, to us and our public stockholders of the consideration to be received by us in the Private Placement. Houlihan Lokey has advised our board that they do not believe that any person (including any of our stockholders) other than the Independent Members has a legal right to rely on its opinion for any claim arising under law, and that should any such claim be brought against them, they will raise such assertion as a defense. We have agreed to pay a fee plus expenses to Houlihan Lokey for its services, including rendering its fairness opinion, whether or not the Private Placement is consummated. In addition, we have agreed to indemnify Houlihan Lokey for certain liabilities arising out of its engagement, including any liabilities arising out of the rendering of its fairness opinion.

Further, the opinion of Houlihan Lokey addressees only the fairness of the consideration from the Private Placement from a financial point of view, to us and our public stockholders, and does not address the relative merits of the Private Placement and any alternatives to the Private Placement, our decision to proceed with or effect the Private Placement, or any other aspect of the Private Placement. Houlihan Lokey has not expressed any opinion as to the prices at which any class of our stock will trade at any time. Houlihan Lokey had not been requested to, and did not, solicit third party indications of interest in acquiring all or any part of Deltagen, the bridge notes or Series A Preferred Stock. Furthermore, at our request, Houlihan Lokey did not negotiate the Private Placement or advise us with respect to alternatives to it. . Finally, the opinion of Houlihan Lokey is directed only to the Independent Members in their consideration of the Private Placement, and is not a recommendation to any stockholder as to how to vote with respect to the Private Placement.

Financial Analyses Summary

In accordance with customary investment banking practice, Houlihan Lokey employed generally accepted valuation methods in reaching its opinion. The following represents a brief summary of the material financial analyses performed by Houlihan Lokey in connection with providing its opinion to the Independent Members. The Houlihan Lokey opinion is based upon Houlihan Lokey’s consideration of the collective results of all such analyses together with other factors referred to in its opinion. Houlihan Lokey’s analyses of our company were performed on a pre-Private Placement and post-Private Placement basis. The pre-Private Placement analysis included calculations of the value to the equityholders of our company based upon a liquidation approach prepared by our management and certain of our other professional advisors that considered the estimated realizable value of our assets and liabilities if disposed of in an orderly liquidation. The post-Private Placement analysis included calculations of the enterprise value (and the resulting per share equity value) of our company using a discounted cash flow approach. The post-Private Placement analysis gave consideration to the matters contemplated by the transaction documents, including the $10.0 to $15.0 million of additional capital to be provided by the Private Placement.

Pre-Private Placement Analysis of Deltagen

Liquidation Approach.    The liquidation approach determined the enterprise value of our company by assessing the estimated value of our assets that may be realized in the event of a liquidation, and then subtracting the value of our estimated liabilities from such asset value, each as provided to Houlihan Lokey by our management. Given our liquidity situation and business prospects, Houlihan Lokey concluded that our equity has minimal or no value without the consummation of the Private Placement. If the Private Placement were not to occur, our management informed Houlihan Lokey that a Chapter 11 or Chapter 7 bankruptcy may be our only reasonably feasible option under the circumstances. Stockholders would likely receive no value in a bankruptcy.

Summary of Pre-Private Placement Analysis.    Based on Houlihan Lokey’s consideration of the assumptions and analysis mentioned above, the applicable value to the equityholders of our company prior to the Private Placement was estimated by Houlihan Lokey to be $0 in an orderly liquidation.

Post-Private Placement Analysis of Deltagen

Discounted Cash Flow Approach.    Houlihan Lokey utilized certain financial projections prepared by our management with respect to the years 2003 through 2006. Using this forecast, Houlihan Lokey determined the enterprise value of our company by first deriving free cash flow for our company during the projection period. Our free cash flow consisted of cash flow generated from our business operations (i.e., product sales, less direct operating costs and expenses) less the outlays needed to support our business operations (the planned investment in fixed assets and working capital to support operations). The net cash flow was discounted to the present using discount rates that gave consideration to the high inherent riskiness of the net cash flows. Houlihan Lokey applied risk-adjusted discount rates ranging from 80 percent to 100 percent to the projected free cash flow associated with the business.

Houlihan Lokey reviewed certain financial information of publicly traded comparable companies selected by Houlihan Lokey to determine exit multiples for the discounted cash flow analysis. The comparable companies included:

•	Abgenix Inc.;

•	Applera Corp. Celera Genomics;

•	Curagen Corp.;

•	Exelexis, Inc.;

•	Gene Logic, Inc.;

•	Incyte Corp.;

•	Lexicon Genetics, Inc.;

•	Deltagen, Inc.; and

•	Charles River Labs.

Houlihan Lokey utilized the most recent publicly-available information for the comparable companies to calculate certain comparative financial ratios, including price/revenue multiples to the last twelve months, 2003 and 2004 projected levels of revenue. Houlihan Lokey derived indications of the terminal value of our company by applying selected revenue multiples to our projected revenues. The selected multiples, which ranged from 2.0x to 3.0x, were primarily based upon the range, mean and median multiples observed for comparable companies, as well as a comparative assessment based on several qualitative factors. To determine the value of our company at the end of the projection period, Houlihan Lokey considered the projected revenues in the last year of the forecast period and applied a range of multiples to arrive at an equity, or terminal, value at the end of the projection period. This terminal value was then discounted to the present at the same discount rate range of 80 percent to 100 percent. The indicated equity value was adjusted by adding debt and subtracting cash to arrive at enterprise value. Based on the financial projections and this analysis, Houlihan Lokey determined the resulting indications of the enterprise value of our company to range from approximately $10.0 million to $16.5 million on a controlling interest basis.

Summary of Post-Private Placement Analyses.    Based on consideration of the analysis mentioned above, the post-Private Placement range of enterprise value for our company was estimated to be from $10.0 million to $16.5 million. After determining the enterprise value, Houlihan Lokey made certain adjustments to determine equity value as follows:

•	added proceeds from the bridge financing of approximately $5.0 million to $6.0 million and assumed that the Bridge Loan was converted into Series A Preferred Stock;

•	added additional proceeds from the Private Placement of approximately $4.0 million to $10.0 million;

•	added our existing cash balance of approximately $3.1 million, including restricted cash of $2.1 million, at April 2, 2003; and,

•	deducted debt of approximately $2.70 million.

After consideration of these adjustments, the range of value to the equityholders in our company was estimated to be from $20.4 million to $31.9 million on a pro-forma basis assuming completion of the Private Placement. Using this range of values and taking expected dilution into account, we calculated that Common Stock outstanding prior to the Private Placement would have a pro-forma per-share value in the range of approximately $0.21 to $0.25 after the Private Placement.

Analysis of Comparable Transactions and the Terms of the Securities

Houlihan Lokey also considered the terms of the Bridge Loan and the Series A Preferred Stock in part by considering the results of a study conducted by Houlihan Lokey with respect to private investments into public equity (“PIPE”) transactions such as the Private Placement.

PIPE Study.    Separate and apart from our company and the Private Placement, Houlihan Lokey analyzed 225 recent PIPE transactions involving convertible debt or preferred stock. Of these transactions 104 involved companies with market capitalizations of less than $25 million and 76 involved companies with common share prices below $1.00.

Houlihan Lokey sorted and analyzed the PIPE transactions based on several tiers, including:

•	transactions involving companies with market capitalizations less than $25 million;

•	transactions involving companies with share prices below $1.00 per share; and

•	transactions occurring within the three months prior to the date of Houlihan Lokey’s analysis.

Empirical data observed in the aforesaid analysis of PIPE transactions conducted by Houlihan Lokey suggest that the terms of the Private Placement do not appear to be unreasonable when compared to the terms of other equity financings, particularly for transactions among smaller companies and those occurring in the prior three months.

Houlihan Lokey observed the following in connection with its comparison of the Private Placement and the comparable PIPE transactions:

•	The 25% conversion discount applicable to the Series A Preferred Stock is above average but within the range of transactions in the Houlihan Lokey PIPE study.

•	Transactions in the Houlihan Lokey PIPE study had an average coupon or dividend of 8.5%, with lower coupons in the more recent transactions.

•	The Series A Preferred Stock is not entitled to dividends, which is well below the average of the comparable transactions.

•	The 1x liquidation preference for the Series A Preferred Stock is on the low end of the range of other PIPE transactions.

Summary

The foregoing description is only a summary of the analyses and examinations that Houlihan Lokey considered in connection with its opinion. It is not a comprehensive description of all analyses and examinations actually conducted by Houlihan Lokey. The preparation of a fairness opinion is a complex process and necessarily is not susceptible to partial analysis or summary description. Houlihan Lokey believes that its analyses and the summary set forth above must be considered as a whole and that selecting portions of its analyses, without considering all analyses, would create an incomplete view of the process underlying its opinion and the analyses set forth in its presentation to our board. Houlihan Lokey did not attribute any particular weight to any analysis or factor considered by it, but rather made qualitative judgments as to the significance and relevance, if any, of each analysis and factor. The fact that any specific analysis has been referred to in the summary above is not meant to indicate that this analysis was given greater weight than any other analysis. In performing its analyses, Houlihan Lokey made numerous assumptions with respect to industry performance, general business and economic conditions, and other matters, many of which are beyond our control. The analyses performed by Houlihan Lokey are not necessarily indicative of actual values or actual future results, which may be significantly more or less favorable than those suggested by these analyses. These analyses were prepared solely as part of the analysis performed by Houlihan Lokey with respect to the financial fairness of the Private Placement, and were provided to the Independent Members in connection with the delivery of the Houlihan Lokey opinion. The analyses do not purport to be appraisals or to reflect the prices at which a company might actually be sold or the prices at which any securities may trade at any time in the future. Houlihan Lokey is actively engaged in the investment banking business and regularly undertakes the valuation of investment securities in connection with private placements, business combinations, and similar transactions.

Dilutive Effect of the Financing

Consummation of the Private Placement will have a highly dilutive effect on our current stockholders. The number of shares issued pursuant to the Private Placement will increase substantially the number of shares of our capital stock currently outstanding and thereby the percentage ownership of our current stockholders will significantly decline as a result of the Private Placement. Further, the conversion of the Series A Preferred Stock would increase substantially the number of shares of our Common Stock currently outstanding. The percentage represented by the shares issued in the Private Placement could be higher or lower depending on the per share purchase price to be determined just prior to the closing. By way of example, based on the currently committed amount of $10 million plus the Charles River Shares, a per share purchase price of $0.20 would mean a percentage ownership of 57%, whereas a per share purchase price of $0.40 would mean a percentage ownership of 40%. In addition, the committed amount could increase, which would increase the percentage ownership associated with the newly issued shares. If the per share purchase price was $0.20, a committed amount of $15 million would mean a percentage ownership of 66%, and a committed amount of $25 million would mean a percentage ownership of 76%. For purposes of example only, based on a committed amount of $10 million and a

per share purchase price of $0.20, a stockholder who owned approximately 10% of our outstanding stock as of May            , 2003, would own approximately 4.3% of our outstanding stock immediately after consummation of the Private Placement.

Following consummation of the Private Placement, we will conduct a registered rights offering to our other shareholders that would enable them to purchase a number of shares of Series A Preferred Stock sufficient to maintain their current percentage ownership in Deltagen at the same per share price as is paid by the investors in the Private Placement. The more shares purchased in the rights offering, the lower the percentage ownership of the Private Placement investors, although we expect they will continue to have a significant ownership percentage going forward. This rights offering will result in further dilution to those stockholders who do not choose to participate by buying shares of Series A Preferred Stock in that offering.

Interest of Certain Persons in the Matter to Be Acted Upon

DLJ Capital Corporation, DLJ ESC II, L.P., Sprout CEO Fund, L.P., Sprout Capital VIII, L.P. and Sprout Venture Capital, L.P., each of which is an investment entity affiliated with Dr. Philippe Chambon, a member of our Board of Directors, have agreed to invest a minimum of $4,915,672 in the aggregate in the Private Placement in return for shares of Series A Preferred Stock on terms identical to those afforded to each of the other purchasers. Dr. Chambon is a General Partner of The Sprout Group, a venture capital affiliate of Credit Suisse First Boston Corporation. As of February 28, 2003 these entities and others affiliated with Dr. Chambon owned an aggregate of 8,579,301 shares of our Common Stock and Dr. Chambon held options to purchase 60,000 shares of our Common Stock that were exercisable or exercisable within 60 days of such date in his individual capacity. Each of DLJ Capital Corporation, DLJ ESC II, L.P., Sprout CEO Fund, L.P., Sprout Capital VIII, L.P. and Sprout Venture Capital, L.P., were also lenders of the Bridge Loan in an aggregate amount of $2,457,851 initially and may lend an additional aggregate amount of $491,567. Dr. Chambon abstained from the Board of Directors vote approving the Financing.

Stipa Investments, L.P., an investment entity affiliated with F. Noel Perry, a member of our Board of Directors has agreed to invest a minimum of $3,543,871 in the Private Placement for shares of Series A Preferred Stock on terms identical to those afforded to each of the other purchasers. Mr. Perry is a managing director of Baccharis Capital, Inc., which is the general partner of Stipa Investments, L.P. As of April 1, 2003, Stipa Investments L.P. owned 6,182,151 shares of our Common Stock and Mr. Perry held options to purchase 60,000 shares of our Common Stock that were exercisable or exercisable within 60 days of such date in his individual capacity. Stipa Investments, L.P. was also a lender of the Bridge Loan in the amount of $1,771,920 and may lend an additional amount of $354,387. Mr. Perry abstained from the Board of Directors vote approving the Financing.

On April 2, 2003, we hired Mr. Joseph M. Limber as our Interim Chief Executive Officer (“ICEO”) and concurrently entered into an employment agreement with Mr. Limber. Mr. Limber had provided consulting services to Deltagen in early 2003 prior to his hire. Pursuant to this employment agreement, upon the closing of the Private Placement, Mr. Limber will become our President and Chief Executive Officer and he will be appointed to Board of Directors.

The employment agreement provides that Mr. Limber will serve full-time in an at-will capacity as our ICEO and that he will earn an annual base salary of $365,000 which shall be subject to review on an annual basis. Mr. Limber will be eligible to earn an annual cash bonus based upon accomplishment of specified performance objectives with a target bonus amount of 50% of his base salary. The actual amount of any bonus awarded, if any, shall be determined by the Board of Directors and may be more or less than the target amount. Under the agreement, in April 2003 Mr. Limber was awarded a stock option to purchase up to 1,714,285 shares of our Common Stock at a per-share price equal to the fair market value of a share of our Common Stock on the date of grant. 43,731 shares subject to the option were vested at grant and the remaining option shares will vest pro-rata on a monthly basis over four years subject to Mr. Limber’s continued service to Deltagen. The employment agreement also provides that Mr. Limber will receive a second stock option grant so that his aggregate equity stake in Deltagen will be equal to 5% of our fully-diluted outstanding common shares upon the closing of the Private Placement. The option exercise price for this second option grant shall be equal to the greater of: (i) the option exercise price for the April 2003 option grant or (ii) 25% of the fair market value of a share of our Common Stock on the date of grant for the second option grant. Additionally, the employment agreement provides that Mr. Limber is eligible to receive a performance stock option grant, with a per-share exercise price equal to the fair market value of a share of our Common Stock on the date of grant, equal to 2% of our fully-diluted outstanding common shares at the time of such performance option grant, provided, however, that such performance option grant shall only be awarded upon the successful achievement of specified Deltagen performance milestones. The terms and conditions of the subsequent option grants shall be generally comparable to the terms for the initial April 2003 option grant to Mr. Limber. All of the option grants to Mr. Limber are to be issued pursuant to our 2000 Stock Incentive Plan (the “Plan”) and are expressly conditioned on compliance with the Plan’s annual equity grant limits. To the extent an option grant to Mr. Limber is limited by the Plan’s equity grant limits, then such unawarded excess grant amount shall be granted in a subsequent fiscal year (subject again to the Plan’s annual grant limits) with the vesting of such option commencing as of the date that the option was originally intended to have been granted on. Any such deferred option grants shall have an exercise price equal to what the exercise price would have been had the option been granted earlier but for the Plan’s grant limits, provided, however, that the per-share exercise price shall in no event be lower than 25% of the fair market value of a share of our Common Stock on the actual date of grant. Under the employment agreement, Mr. Limber is also eligible to participate in all our equity incentive plans and other employee benefit plans and he will accrue three weeks paid vacation annually.

If we terminate Mr. Limber’s employment without Cause (as defined in the employment agreement) or if he is Constructively Terminated (as defined in the employment agreement), then Mr. Limber shall be eligible to receive payments equal to his then annual base salary for the twelve months following his termination of employment. If such termination of employment without cause or constructive termination occurs within one year after a Change in Control of Deltagen (as defined in the employment agreement) then, in addition to the twelve months of salary continuation payments, Mr. Limber shall also receive a pro-rated portion of his annual target cash incentive bonus amount and all of his unvested stock options shall become vested.

Use of Proceeds

We will receive proceeds of approximately $10 million from the Private Placement transaction. We intend to use these proceeds to repay the principal and accrued interest on the Bridge Loan, which becomes due and payable at the closing of the Private Placement, to pay approximately $1.8 million in the aggregate to certain of our landlords pursuant to the various lease termination agreements we entered into in late March and early April 2003, and for other general corporate purposes. The principal amount of the Bridge Loan was initially $5 million, but could under certain circumstances increase to $6 million.

Rights Offering

Promptly after the closing of the Private Placement, we intend to offer to our stockholders (other than the investors in the Private Placement) holding shares of record on the business day prior to the closing of the Private Placement (the “Record Date”), non-transferable rights to purchase such number of shares of newly issued Series A Preferred Stock as would be necessary to enable each of such stockholders to maintain their percentage ownership interest in Deltagen held by them on the Record Date at the same per share price paid by the investors in the Private Placement.

THE RIGHTS OFFERING WILL BE MADE ONLY BY MEANS OF A PROSPECTUS FILED AS PART OF A REGISTRATION STATEMENT WITH THE SECURITIES AND EXCHANGE COMMISSION.

A REGISTRATION STATEMENT RELATING TO THESE SECURITIES HAS NOT YET BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. THE SECURITIES MAY NOT BE SOLD NOR MAY ANY OFFER TO BUY BE ACCEPTED PRIOR TO THE TIME THE REGISTRATION STATEMENT HAS BEEN FILED AND BECOME EFFECTIVE. THIS DESCRIPTION SHALL NOT CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY, NOR SHALL THERE BE ANY SALE OF THESE SECURITIES IN ANY STATE IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF SUCH STATE OR JURISDICTION.

Required Vote

Approval of the Financing requires the affirmative vote of a majority of the total votes cast by holders of the outstanding shares of Common Stock present in person or represented by proxy at the annual meeting and entitled to vote at the meeting.

Certain current stockholders of ours, which are record holders in the aggregate of approximately 11,789,426 shares of our Common Stock, or 30.1% of our outstanding Common Stock, have entered into a voting agreement with us pursuant to which, each has agreed, solely in his or its capacity as a stockholder, to vote his or its shares of our Common Stock in favor of this proposal. See “Voting Agreements” on page 20 for more information regarding the voting agreement.

Recommendation of the Board of Directors

The Board of Directors has approved the matters included in proposal two. The Board of Directors recommends that you vote “FOR” the approval of proposal two.

PROPOSAL THREE

APPROVAL OF AMENDMENT TO CERTIFICATE OF INCORPORATION TO

EFFECT A REVERSE SPLIT OF OUR COMMON STOCK

This proposal, if approved, will approve an amendment to our current amended and restated certificate of incorporation for the purpose of effecting a reverse stock split of our outstanding Common Stock of not less than 1-for-5 and not more than 1-for-25, with our Board of Directors having the authority to determine which, if any, of these reverse stock splits to effectuate within the foregoing parameters.

Introduction and Board Recommendation

Our Board of Directors has determined that it would be advisable to obtain the approval of the stockholders for a reverse stock split that would reduce the number of shares of our outstanding Common Stock in order to increase the trading price of our Common Stock on the Nasdaq National Market. The Board of Directors proposes this action because the trading price of shares of our Common Stock has declined below $1.00 and the failure to increase the trading price above $1.00 could eventually result in delisting of our Common Stock from The Nasdaq National Market, which our Board of Directors believes could harm our stockholders by reducing the marketability and the liquidity of their shares. If a reverse stock split were to be implemented, the number of shares of our Common Stock owned by each stockholder would be reduced in the same proportion as the reduction in the total number of shares outstanding, so that the percentage of the outstanding shares owned by each stockholder would remain unchanged.

By obtaining stockholder approval of a reverse stock split at the annual meeting, we will also have met one of the conditions to consummating the Private Placement, discussed under Proposal Two of this Proxy Statement. The reverse stock split would be effected by filing an amended and restated certificate of incorporation, substantially in the form attached as Annex C, prior to the consummation of the Private Placement. Our Board of Directors will decide on the exact ratio of the reverse stock split based on factors such as prevailing market conditions, prevailing trading prices of our Common Stock on the Nasdaq National Market and the steps that we will need to take in order to achieve compliance with the trading price requirements and other listing regulations of the Nasdaq stock market.

Accordingly, the Board of Directors is asking that the stockholders approve a range of reverse stock splits of not less than 1-for-5 and not more than 1-for-25; and further that the Board of Directors be authorized to determine which of the reverse stock splits in the specified range, if any, to implement. In determining the ratio of the reverse stock split to implement, the Board will consider the trading price of our Common Stock and the number of round lot holders of our Common Stock. Based on the price of our Common Stock on the days leading up to the filing of the restated certificate of incorporation effecting the reverse stock split, the board will select the ratio which it believes will, in accordance with Nasdaq maintenance requirements, (i) increase the trading price of our Common Stock sufficiently to maintain a minimum bid price of $1.00 and (ii) result in the continued existence of at least 400 stockholders of round lots.

A vote in favor of this Proposal Three will be a vote for approval of each of the reverse split ratios in the specified range and for the granting of authority to the Board of Directors to effectuate one of the reverse stock splits in the range as it deems advisable at the time the reverse stock split is to be effectuated. This Proposal Three gives the Board of Directors the discretion to abandon the reverse stock split if the trading price of shares of our Common Stock increases above the Nasdaq stock market’s minimum trading price requirements prior to its implementation, or if market or other conditions make implementation of the reverse stock split inadvisable.

Reasons for the Reverse Stock Split

The primary purpose of the reverse stock split is to combine the outstanding shares of our Common Stock into a smaller number of shares so that the shares will trade at a significantly higher price per share than their recent trading prices. Since November 14, 2002, the closing bid price of shares of our Common Stock on the Nasdaq National Market has been below $1.00 per share. Pursuant to the Nasdaq stock market’s listing requirements, the minimum bid price of shares of our Common Stock must be at least $1.00 per share in order to maintain listing on the Nasdaq National Market.

We believe, although we cannot assure you, that the reverse stock split will enable shares of our Common Stock to trade above the $1.00 minimum bid price which is one of the requirements to maintain listing on the Nasdaq National Market. We believe that maintaining the listing of our Common Stock on the Nasdaq National Market is in our best interests and in the best interests of our stockholders. Listing on the Nasdaq National Market increases liquidity and may minimize the spread between the “bid” and “asked” prices quoted by market makers. Further, maintaining Nasdaq listing may enhance our access to capital and increase our flexibility in responding to anticipated capital requirements. As a result, the investors in the Private Placement have made receipt of stockholder approval for the reverse stock split a condition to consummating the Private Placement, as discussed under Proposal Two.

For the above reasons, we believe that having the ability to effectuate the reverse stock split in an effort to regain compliance with the Nasdaq listing requirements is in our best interests and in the best interests of our stockholders. We anticipate that, following the consummation of the reverse stock split, our Common Stock will trade at a price per share that is proportionately higher than current market prices. However, there can be no assurances that the reverse stock split, if implemented, will have the desired effect of proportionately raising our Common Stock price.

If the reverse stock split proposal is approved by the stockholders at the annual meeting, we expect to implement it only if we believe we can comply with the listing requirements of the Nasdaq stock market. Accordingly, notwithstanding approval of the reverse stock split proposal by the stockholders, the Board of Directors may elect to delay or even abandon entirely the reverse stock split.

Implementation and Effects of the Reverse Stock Split

If the stockholders approve the reverse stock split proposal and the Board of Directors determines it is necessary to effectuate a reverse stock split, the Board of Directors would:

Determine which, if any, of the reverse stock splits of not less than 1-for-5 and not more than 1-for-25 is advisable, based on market and other relevant conditions and the trading prices of our Common Stock at that time; and

Direct management to file the restated certificate of incorporation with the Delaware Secretary of State that would specify that, as of the date of the filing, every five to twenty five shares (depending on the reverse stock split selected by the Board of Directors) of our Common Stock outstanding would automatically be combined and converted into one share. For example, if the Board of Directors selected a 1-for-5 reverse stock split, the amendment would specify that every five shares of our Common Stock outstanding be combined and converted into a single share.

We estimate that, following the reverse stock split, we would have approximately the same number of stockholders and, except for the effect of cash payments for fractional shares as described below, the completion of the reverse stock split would not affect any stockholder’s proportionate equity interest in us. Therefore, by way of example, a stockholder who owns a number of shares that, prior to the reverse stock split, represented 1% of our outstanding shares, would continue to own 1% of our outstanding shares after the reverse stock split.

Based on the 39,144,337 shares of Common Stock outstanding as of April 1, 2003, the following table reflects that approximate percentage reduction in the outstanding shares of Common Stock and the approximate number of shares of Common Stock that would be outstanding as a result of the reverse stock split:

Proposed Reverse Stock Split	Percentage Reduction	Shares to be Outstanding	Authorized but Unissued Shares of Common Stock
1 for 5	80.0%	7,828,867	7,171,133
1 for 10	90.0%	3,914,433	3,585,567
1 for 15	93.3%	2,609,622	2,390,378
1 for 20	95.0%	1,957,216	1,792,784
1 for 25	96.0%	1,565,773	1,437,227

Even though there will not be a dilution in the percentage ownership of current stockholders solely as a result of the reverse stock split, there will be a dilution of such percentage ownership if the Private Placement is consummated shortly after effectuating the reverse stock split, with the dilutive effects more fully discussed in proposal two.

Cash to Be Paid for Fractional Shares

Whichever reverse stock split ratio is selected, implementation of a reverse stock split will result in some stockholders owning a fractional share of Common Stock. For example, if a 1-for-8 reverse stock split were to be implemented, the shares owned by a stockholder with 100 shares would be converted into 12.5 shares. To avoid such a result, stockholders that would otherwise be entitled to receive a fractional share of our Common Stock as a consequence of the reverse stock split will, instead, receive from us a cash payment in U.S. dollars equal to the value of that fractional share, determined on the basis of the average bid prices of our Common Stock on the Nasdaq National Market for the five trading days immediately preceding the effective date of the reverse stock split (as adjusted for that reverse stock split). If any stockholder owns, in total, fewer than the number of our shares to be converted into one share as a result of the reverse stock split, that stockholder’s shares would be converted into a fractional share of stock and, therefore, that stockholder would receive only cash in place of the fractional share as a result of the implementation of the reverse stock split. For example, if a 1-for-5 reverse stock split is implemented then stockholders with fewer than five shares would receive only cash. See “Exchange of Stock Certificates and Payment for Fractional Shares” below. The interest of such stockholders in us would, therefore, be terminated, and such stockholders would have no right to share in our future growth. Based on the foregoing example, each stockholder that owns five shares or more of our Common Stock prior to the reverse stock split will continue to own one or more shares after the reverse stock split and would continue to share in our assets and future growth as a stockholder, and any stockholder that owns less than five shares would receive only cash in place of the fractional share resulting from the reverse stock split. Because the maximum reverse split under this proposal would be a 1-for-25 reverse stock split, a stockholder could assure his or her continued ownership of shares of our stock after the Reverse Split by purchasing a number of shares sufficient to increase the total number of shares that he or she owns to 25 or more. The reverse stock split will result in some stockholders owning “odd lots” of less than 100 shares of our Common Stock as a result of the reverse stock split. Brokerage commissions and other costs of transactions in odd lot shares may be higher, particularly on a per-share basis, than the cost of transactions in even multiples of 100 shares.

Effect of Reverse Stock Split on Options

The number of shares subject to our outstanding Common Stock options also will automatically be reduced in the same ratio as the reduction in the outstanding shares. Correspondingly, the per share exercise price of those options will be increased in direct proportion to the reverse stock split ratio, so that the aggregate dollar amount payable for the purchase of the shares subject to the options will remain unchanged. For example, assume that a 1-for-10 reverse stock split is implemented and that an optionee holds options to purchase 1,000 shares at an exercise price of $1.00 per share. On the effectiveness of the 1-for-10 reverse stock split, the number of shares subject to that option would be reduced to 100 shares and the exercise price would be proportionately increased to $10.00 per share.

Exchange of Stock Certificates and Payment for Fractional Shares

The combination of, and reduction in, the number of our outstanding shares as a result of the reverse stock split will occur automatically on the date that the restated certificate of incorporation effectuating the reverse stock split is filed with the Delaware Secretary of State, referred to as the effective date, without any action on the part of our stockholders and without regard to the date that stock certificates representing the shares prior to the reverse stock split are physically surrendered for new stock certificates.

Exchange of Stock Certificates.    As soon as practicable after the effective date, transmittal forms will be mailed to each holder of record of certificates for shares of our Common Stock to be used in forwarding such certificates for surrender and exchange for certificates representing the number of shares of our Common Stock such stockholder is entitled to receive as a result of the reverse stock split. The transmittal forms will be accompanied by instructions specifying other details of the exchange. Upon receipt of such transmittal form, each stockholder should surrender the certificates representing shares of our Common Stock prior to the reverse stock split in accordance with the applicable instructions. Each holder who surrenders certificates will receive new certificates representing the whole number of shares of our Common Stock that he or she holds as a result of the reverse stock split and any cash payable in lieu of a fractional share. Stockholders should not send their stock certificates until they receive a transmittal form.

Effect on “Book-entry” Stockholders and Beneficial Stockholders.    Upon a reverse stock split, we intend to treat stockholders owning our Common Stock in “street name”, through a bank, broker or other nominee, in the same manner as registered stockholders whose shares are registered in their names. Banks, brokers or other nominees will be instructed to effect the reverse stock split for their beneficial holders holding our Common Stock in “street name”. However, such banks, brokers or other nominees may have different procedures than registered stockholders for processing the reverse stock split. If you hold your shares with such a bank, broker or other nominee and if you have any questions in this regard, we encourage you to contact your nominee.

Registered stockholders may hold some or all of their shares electronically in book-entry form under the direct registration system for securities. These stockholders will not have stock certificates evidencing their ownership of our Common Stock. They are, however, provided with a statement reflecting the number of shares registered in their accounts. If you hold registered shares in a book-entry form, you do not need to take any action to receive your post reverse stock split shares or your cash payment in lieu of any fractional share interest, if applicable. If you are entitled to post-reverse stock split shares, a transaction statement will automatically be sent to your address of record indicating the number of shares you hold.

Effect of Failure to Exchange Stock Certificates.    After the effective date, each certificate representing shares of our Common Stock outstanding prior to the effective date, referred to as an old certificate, will, until surrendered and exchanged as described above, be deemed, for all corporate purposes, to evidence ownership of the whole number of shares of our Common Stock, and the right to receive from us the amount of cash for any fractional shares, into which the shares of our Common Stock evidenced by such certificate have been converted by the reverse stock split. However, the holder of such unexchanged certificates will not be entitled to receive any dividends or other distributions payable by us after the effective date, until the old certificates have been surrendered. Such dividends and distributions, if any, will be accumulated, and at the time of surrender of the old certificates, all such unpaid dividends or distributions will be paid without interest.

Determination of Amount of Cash Payable for Fractional Shares.    If the number of shares of our Common Stock to which a holder is entitled as a result of the reverse stock split would otherwise include a fraction, we will pay to that stockholder, in lieu of issuing fractional shares of stock, cash in an amount equal to the same fraction multiplied by the average closing price of our shares on the Nasdaq National Market for the five days immediately preceding the effective date (as adjusted for the reverse stock split). For example, if the Board of Directors determined to implement a 1-for-7 Reverse Stock Split, the shares of a stockholder that owned 100 shares prior to the reverse stock split would be converted into 14.29 shares as a result of the reverse stock split. If the average of the pre-split closing bid prices of shares of our Common Stock for that five day period was $1.00 per share, that stockholder would receive, in exchange for his stock certificates evidencing his 100 shares, a stock certificate for 14 whole shares and a check in the amount of $2.03 for his 0.29 fractional share.

Certain Federal Income Tax Considerations

The following discussion describes certain federal income tax considerations relating to the reverse stock split. This discussion is based upon the Internal Revenue Code of 1986, referred to as the Code, existing and proposed regulations thereunder, legislative history, judicial decisions, and current administrative rulings and practices, all as amended and in effect on the date of this Proxy Statement. Any of these authorities could be repealed, overruled, or modified at any time and could be retroactive and, accordingly, could cause the tax consequences to vary substantially from the consequences described herein. No ruling from the Internal Revenue Service with respect to the matters discussed herein has been requested, and there is no assurance that the IRS would agree with the conclusions set forth in this discussion. All stockholders should consult with their own tax advisors.

This discussion may not address certain federal income tax consequences that may be relevant to particular stockholders in light of their personal circumstances (such as persons subject to the alternative minimum tax) or to certain types of stockholders (such as dealers in securities, insurance companies, foreign individuals and entities, financial institutions, and tax-exempt entities) who may be subject to special treatment under the federal income tax laws. This discussion also does not address any tax consequences under state, local, or foreign laws.

Stockholders are urged to consult their tax advisers as to the particular tax consequences to them of the reverse stock split, including the applicability of any state, local, or foreign tax laws, changes in applicable tax laws, and any pending or proposed legislation.

Tax Consequences to Us.    We should not recognize any gain or loss as a result of the reverse stock split.

Tax Consequence to Stockholders Generally.    No gain or loss should be recognized by a stockholder who receives only shares of our Common Stock as a result of the reverse stock split. A stockholder who receives cash in lieu of a fractional share of our Common Stock that otherwise would be held as a capital asset generally should recognize capital gain or loss on an amount equal to the difference between the cash received and the stockholder’s basis in such fractional share of our Common Stock. For this purpose, a stockholder’s basis in such fractional share of our Common Stock will be determined as if the stockholder actually received such fractional share.

A Stockholder’s Tax Basis in Shares Received upon the Reverse Stock Split.    Except as provided above with respect to fractional shares, the aggregate tax basis of the shares of our Common Stock held by a stockholder following the reverse stock split will equal the stockholder’s aggregate basis in the shares of our Common Stock held immediately prior to the reverse stock split and generally will be allocated among the shares of our Common Stock held following the reverse stock split on a pro rata basis. Stockholders who have used the specific identification method to identify their basis in shares of our Common Stock combined in the reverse stock split should consult their own tax advisors to determine their basis in the post-reverse stock split shares that they will receive in exchange therefor.

Required Vote

The affirmative vote of the holders of a majority of the outstanding shares of Common Stock (approximately 19,        ,         shares) will be required to approve the reverse stock split and amendment to our current amended and restated certificate of incorporation.

Certain current stockholders of ours, which are record holders in the aggregate of approximately 11,789,426 shares of our Common Stock, or 30.1% of our outstanding Common Stock, have entered into a voting agreement with us pursuant to which, each has agreed, solely in his or its capacity as a stockholder, to vote his or its shares of our Common Stock in favor of this proposal. See “Proposal Two—Voting Agreements” on page 20 for more information regarding the voting agreement.

Recommendation of the Board of Directors

The Board of Directors has approved the matters included in proposal three. The Board of Directors recommends that you vote “FOR” the approval of proposal three.

PROPOSAL FOUR

APPROVAL OF AMENDMENT TO CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF CAPITAL STOCK AND DESIGNATE THE RIGHTS, PREFERENCES AND PRIVILEGES OF THE SERIES A PREFERRED STOCK.

Subject to the approval of our stockholders and approval of proposal two, our Board of Directors has approved an amendment and restatement of our then-current amended and restated certificate of incorporation for the purpose of increasing the number of authorized shares of capital stock and designating the rights, preferences and privileges of the Series A Preferred Stock. You are being asked to consider and act upon a proposal to approve the proposed amendment and restatement of our Certificate of Incorporation which is attached as Annex D to this Proxy Statement.

The increase to the number of authorized shares of capital stock and the designation of the rights, preferences and privileges of the Series A Preferred Stock would be effected by filing an amended and restated certificate of incorporation, substantially in the form attached as Annex D, prior to the consummation of the Private Placement.

Approval of this proposal four is necessary to enable us to consummate the transactions contemplated by the Private Placement and issue the shares of Series A Preferred Stock to be issued thereunder.

The addition of shares of authorized Common Stock is needed to allow for the potential conversion of the Series A Preferred Stock into Common Stock (which initially converts on a 1-to-1 basis, subject to adjustment to account for the payment of dividends, to take into account certain changes to our capital structure and to account for any future dilutive issuances), and further, to increase the number of shares that are available for corporate purposes, including equity-based incentive compensation plans. The availability of an adequate supply of authorized and unissued shares of Common Stock also provides us flexibility by allowing shares to be issued without the expense and delay of a special stockholders meeting, unless stockholder action is otherwise required by law or the rules of the Nasdaq National Market.

The additional Common Stock to be authorized by approval of this proposal would have identical rights to the currently outstanding Common Stock. Shares of Common Stock, including the additional shares proposed for authorization, do not have preemptive or similar rights. Approval of this proposal and issuance of the additional shares of Common Stock would not affect the rights of the holders of the currently outstanding Common Stock, except for effects incidental to increasing the number of shares of Common Stock outstanding.

The number of shares of preferred stock to be authorized by approval of this proposal would be such number of shares as are necessary to maintain the number of undesignated preferred shares that were authorized prior to the proposed amendment, plus an additional number of shares necessary to complete the Private Placement, issue the Charles River Shares, the Hines Warrant and the Legacy Warrant, and complete the Rights Offering, collectively referred to as the Financing, which is described in proposal two above. The currently undesignated shares of preferred stock will remain undesignated and the shares necessary to complete the Financing will be designated Series A Preferred Stock. The Series A Preferred Stock to be authorized by approval of this proposal would have the rights, preferences and privileges as set forth in our amended and restated certificate of incorporation in substantially the form attached hereto as Annex C. These rights, preferences and privileges are discussed in proposal two in this Proxy Statement. See “Proposal Two—Terms of the Series A Preferred Stock” on page 17.

We believe that the increase in the number of authorized shares of Common Stock and Series A Preferred Stock is in the best interests of Deltagen and its stockholders. Except as disclosed in this Proxy Statement, we currently have no plans related to the authorized but unissued Common Stock or Preferred Stock.

Required Vote

The affirmative vote of the holders of a majority of the outstanding shares of Common Stock (approximately 19,        ,         shares) will be required to approve the amendment and restatement of our amended and restated certificate of incorporation.

Certain current stockholders of ours, which are record holders in the aggregate of approximately 11,789,426 shares of our Common Stock, or 30.1% of our outstanding Common Stock, have entered into a voting agreement with us pursuant to which, each has agreed, solely in his or its capacity as a stockholder, to vote his or its shares of our Common Stock in favor of this proposal. See “Proposal Two—Voting Agreements” on page 20 for more information regarding the voting agreement.

Recommendation of the Board of Directors

The Board of Directors has approved the matters included in proposal four. The Board of Directors recommends that you vote “FOR” the approval of proposal four.

PROPOSAL FIVE

APPROVAL OF OUR AMENDED AND RESTATED 2000 STOCK INCENTIVE PLAN

General

Subject to the approval of our stockholders and approval of proposals two and four, our Board of Directors has approved an amendment and restatement of our 2000 Stock Incentive Plan. At the annual meeting, stockholders will be asked to approve our amended and restated 2000 Stock Incentive Plan (the “2000 Plan”). This includes approving amendments that will increase the maximum number of shares authorized for issuance under the 2000 Plan, revise the 2000 Plan’s annual individual granting limits, remove the outside director formula option grant program, remove golden parachute limitation provisions and make other modifications consistent with our revised capitalization structure. The pre-amended 2000 Plan was adopted by the Board of Directors and approved by stockholders in 2000. Approval of the amended and restated 2000 Plan will allow us to continue to provide long-term incentives to employees and key service providers who are responsible for our success and growth, to further align the interests of such employees with the interests of the stockholders through increased employee stock ownership and to assist us in attracting and retaining employees of experience and outstanding ability. Stockholder approval will also enable stock option and stock appreciation rights (“SAR”) grants to employees covered by Section 162(m) of the Internal Revenue Code of 1986 (the “Code”) to continue to be eligible to qualify as performance-based compensation and for incentive stock option grants to employees to qualify for favorable income tax treatment under Code Section 422.

Summary of Material Changes

The 2000 Plan, as amended and restated by the Board of Directors, includes, among other things, the following changes from the pre-amended plan:

•	Available Shares and Grant Limits. The pre-amended plan provided that 9,120,714 shares are currently available for issuance plus an annual increase of the lesser of: (i) 5% of fully-diluted outstanding shares or (ii) 4,571,528 shares or (iii) some lesser number selected by the Board. The 2000 Plan will increase the share reserve pool so that the number of shares reserved under the 2000 Plan shall be equal to 20% of Deltagen’s fully diluted outstanding common shares measured immediately after the closing of the Private Placement. Additionally, the pre-amended plan had annual per person option/SAR/share grant limits of 857,142 shares (1,714,285 for newly hired employees) whereas the 2000 Plan will permit annual grants of up to 35% of the total shares that are subject to the 2000 Plan. Approval of these grant limits by stockholders is necessary in order for option and SAR grants to covered employees to continue to be eligible to qualify as performance-based compensation under Section 162(m) of the Code.

•	Formula Option Grant Program and Golden Parachute Payment Limitation. The pre-amended plan contained an automatic formula option grant program for outside directors and also provisions for limiting golden parachute payments. The 2000 Plan removes these provisions, although the committee administering the 2000 Plan will continue to have the discretionary authority to make equity awards to outside directors and to implement golden parachute payment limits on a case-by-case basis.

The following is a summary of the principal features of the 2000 Plan, as amended and restated by the Board of Directors. Any of our stockholders who wishes to obtain a copy of the actual 2000 Plan document may do so upon written request to the Corporate Secretary at our corporate offices in Redwood City, California.

Share Reserve and Individual Grant Limits

The aggregate number of shares that are currently authorized for issuance under the 2000 Plan are 9,120,714 shares of Common Stock. This number will be increased by an amount so that the number of shares reserved under the 2000 Plan shall be equal to 20% of Deltagen’s fully diluted outstanding common shares measured immediately after the closing of the Private Placement. On January 1st of each year, the aggregate number of shares reserved under the 2000 Plan will increase either by 5% of the fully diluted outstanding common shares on such date or by some lesser number determined by the Board. Shares, stock units, SARs or options that are forfeited shall generally become available again for award. Deltagen may grant awards under other plans or programs and such awards may be settled in the form of shares issued under the 2000 Plan which will have the effect of reducing the number of shares available for award. In no event shall more than 40 million shares be issued under the 2000 Plan. In addition, in no event may any one participant in the 2000 Plan be granted stock options, restricted stock, stock units or stock appreciation rights awards in any fiscal year of more than 35% of the total shares subject to the 2000 Plan. As of April 1, 2003, 6,292,581 shares of Common Stock remained available for issuance pursuant to awards under the 2000 Plan.

In the event any change is made to the outstanding shares of Common Stock by reason of any recapitalization, stock dividend, stock split, combination of shares, exchange of shares or other change in corporate structure effected without our receipt of consideration, appropriate adjustments will be made to the class and number of securities issuable (on both an aggregate and per-participant basis) under the 2000 Plan and under each outstanding option and equity-based award. Appropriate adjustments will also be made to the exercise price (if any) payable per share under the outstanding options and equity-based awards and also to share granting limits.

Stock Incentive Plan Eligibility

The 2000 Plan provides that eligible participants can receive awards of: (i) discretionary stock option grants and (ii) other equity-based awards including restricted stock, stock units and stock appreciation rights (collectively, “equity-based awards”). Unless otherwise provided in the applicable agreement between the participant and us, such awards are generally not transferable by the participant. Our employees (including officers and directors), our subsidiaries and affiliates are eligible to participate in the 2000 Plan and receive equity-based awards.

As of April 1, 2003, approximately 185 employees (including officers and employee directors), eight consultants, and six non-employee members of the Board were eligible to participate in the 2000 Plan.

Administration

A committee of two or more directors selected by our Board of Directors is responsible for administering the 2000 Plan with respect to equity-based awards to our employees and directors and to consultants in our service (the “2000 Plan Committee”). The composition of this committee shall meet the requirements of (i) Section 16 of the Securities Exchange Act of 1934 (the “Exchange Act”) with respect to equity-based awards issued to individuals who are subject to the short-swing profit restrictions of Section 16(b) of the Exchange Act and (ii) Section 162(m) of the Code with respect to options and SARs and other awards issued to individuals covered by Section 162(m). The 2000 Plan Committee has complete discretion, subject to the provisions of the 2000 Plan, to authorize and modify stock options, restricted stock, stock units and stock appreciation rights awards under the 2000 Plan, to select participants, to prescribe award terms and conditions, to interpret plan provisions and to adopt applicable rules and procedures. Subject to applicable law, the Board of Directors may also authorize one or more officers of the Company to grant awards under the 2000 Plan to those employees who are not subject to Section 16 of the Exchange Act or Code Section 162(m). No member of the 2000 Plan Committee shall be liable for any action that he/she has taken or has failed to take in good faith with respect to the 2000 Plan.

Discretionary Stock Option Grants

The 2000 Plan Committee may grant nonstatutory stock options, incentive stock options (which are entitled to favorable income tax treatment under the Code), or a combination thereof under the 2000 Plan. Grants of incentive stock options shall comply with the applicable provisions of the Code and non-employees are not eligible to receive incentive stock options. The number of shares of our Common Stock covered by each stock option granted to a participant will be determined by the 2000 Plan Committee, but no participant may be granted stock options in any fiscal year that exceed the 2000 Plan’s annual individual grant limits.

Stock option grants will be evidenced by an option agreement which may contain varying terms and conditions. Stock options vest and become exercisable at the times and on the terms established by the 2000 Plan Committee. The stock option exercise price is generally equal to the fair market value of a Deltagen common share on the date the option was granted although the 2000 Plan Committee may establish a different exercise price. Payment of the exercise price shall be in a form specified by the option agreement which may include cash, surrender of previously owned stock, cashless exercise, promissory note, or other forms as determined by the 2000 Plan Committee. Stock options expire at the times established by the 2000 Plan Committee, but not later than ten (10) years after the date of grant. The 2000 Plan Committee may extend the maximum term of any stock option granted under the 2000 Plan, subject to such ten-year limit. The 2000 Plan Committee may at any time offer to buy out for a payment in cash or cash equivalents an option previously granted or authorize a participant to elect to cash out an option previously granted, in either case at such time and based upon such terms and conditions as the 2000 Plan Committee shall establish.

Other Equity-Based Awards

Any right to acquire shares under the 2000 Plan (other than a stock option) shall automatically expire if not exercised by the participant within thirty (30) days after the grant of such right was communicated to him/her by the Committee. Grants of equity-based awards will be evidenced by an award agreement which may contain varying terms and conditions. Payment of the purchase price, if any, shall be in a form specified by the applicable agreement which may include cash, surrender of previously owned stock, promissory note, or other forms as determined by the 2000 Plan Committee.

The 2000 Plan Committee may award shares of Common Stock that are generally not paid for and which are not transferable unless certain conditions are met. Such an award is called restricted stock. When the restricted stock award conditions (which may include performance conditions) are satisfied, then the participant is vested in the shares and has complete ownership of the shares. At any particular time, a participant may be partially vested, fully vested or not vested at all in the restricted stock that was awarded. The holders of restricted stock awarded under the 2000 Plan shall generally have the same voting, dividend and other rights as our other stockholders.

The 2000 Plan Committee may also award stock units. A stock unit is a bookkeeping entry that represents the equivalent of a Deltagen share of Common Stock. A stock unit is similar to restricted stock in that the 2000 Plan Committee may establish performance goals and/or other conditions that must be satisfied before the participant can receive any benefit from the stock unit. When the participant satisfies the conditions of the stock unit award, we will pay the participant for the vested stock units with cash and/or our shares. The amount received may depend upon the degree of achievement of the performance goals, although the 2000 Plan Committee has discretion to reduce or waive any performance objectives.

Additionally, the 2000 Plan Committee may grant stock appreciation rights, and such grants may be made in conjunction with stock options. The number of shares covered by each stock appreciation right will be determined by the 2000 Plan Committee. Upon exercise of a stock appreciation right, the participant will receive payment from us in an amount determined by multiplying (a) the difference between (i) the fair market value of a share of our Common Stock on the date of exercise and (ii) the grant price (generally the fair market value of a share on the grant date) times (b) the number of shares with respect to which the stock appreciation right is exercised. Stock appreciation rights may be paid in cash and/or shares of our Common Stock, as determined by the 2000 Plan Committee. Stock appreciation rights vest and are exercisable at the times and on the terms established by the 2000 Plan Committee.

Deferral of Awards

The 2000 Plan Committee may permit or require participants to (i) have cash resulting from an equity-based award credited to a deferred compensation account or (ii) have delivery of shares converted into stock units or into amounts in a deferred compensation account. Such deferred compensation accounts will be our unfunded and unsecured obligations and a participant will only be a general creditor with respect to his or her account.

Payment of Director Fees in Securities

Upon the Board’s determination to authorize such a provision, an outside director may elect to receive his or her annual retainer payments and/or meeting fees in the form (and combination of) cash, nonstatutory stock options, restricted stock and/or stock units. The terms and conditions of such an arrangement shall be determined by the Board.

Amendment and Termination

The Board may amend or modify the 2000 Plan in any or all respects whatsoever, subject to any required stockholder approval. The 2000 Plan will terminate on April 9, 2010 unless terminated earlier by the Board.

New Plan Benefits

All equity-based awards are made at the discretion of the 2000 Plan Committee. Therefore, the benefits and amounts that may be received by the Chief Executive Officer and the other executive officers, the executive officers as a group and all other employees as future grants under the 2000 Plan are not determinable.

The following table sets forth the aggregate number of shares of Deltagen’s Common Stock subject to outstanding options granted under the 2000 Plan during the fiscal year ended December 31, 2002. This may not be in indicative of future grants under the 2000 Plan.

Name of Individual or Group	Number of Shares Granted
William Matthews, Former Chairman and Chief Executive Officer	250,000
Richard H. Hawkins, Chief Financial Officer, Office of the Chairman	217,000
Mark Moore, Chief Scientific Officer	150,000
Augustine G. Yee, Former Senior Vice President and Secretary	50,000
John E. Burke, Former Senior Vice President and General Counsel	50,000
All executive officers, as a group	717,000
All employees who are not executive officers, as a group	3,367,525
All directors who are not executive officers, as a group	160,000

Federal Income Tax Consequences

A recipient of a stock option or stock appreciation right will not have taxable income upon the grant of the option. For nonstatutory stock options and stock appreciation rights, the participant will recognize ordinary income, which is subject to withholding taxes, upon exercise in an amount equal to the difference between the fair market value of the shares and the exercise price on the date of exercise. We are allowed a tax deduction in an amount equal to the ordinary income that the participant is deemed to receive. Any gain or loss recognized upon any later disposition of the shares generally will be capital gain or loss. The acquisition of shares upon exercise of an incentive stock option will not result in any taxable income to the participant, except possibly for purposes of the alternative minimum tax. Gain or loss recognized by the participant on a later sale or other disposition of such shares will either be long-term capital gain or loss or ordinary income, depending upon whether the participant holds the shares transferred upon the exercise for the legally required period.

A participant is not deemed to receive any taxable income at the time an award of stock units is granted, nor we are entitled to a tax deduction at that time. When vested stock units and any dividend equivalents are settled and distributed, the participant is deemed to receive an amount of ordinary income equal to the amount of cash and/or the fair market value of shares received. This income is subject to withholding taxes for employees or former employees. We are allowed a tax deduction in an amount equal to the ordinary income that the participant is deemed to receive.

For restricted stock awards, unless the participant elects under Code Section 83(b) to be taxed at the time of receipt of the restricted stock, the participant will not have taxable income upon the receipt of the award, but upon vesting will recognize ordinary income equal to the fair market value of the shares or cash received (that exceeds the amount paid, if any, for such shares) at the time of vesting. We are allowed a tax deduction in an amount equal to the ordinary income that the participant is deemed to receive.

At the discretion of the 2000 Plan Committee, the 2000 Plan allows a participant to satisfy tax withholding requirements under federal and state tax laws in connection with the exercise or receipt of an award by electing to have shares of Common Stock withheld, and/or by delivering to us already-owned shares.

Required Vote

The affirmative vote of the holders of a majority of our voting stock present in person or represented by proxy and entitled to vote at the annual meeting is required for approval of the amended and restated 2000 Stock Incentive Plan. If the amended and restated 2000 Stock Incentive Plan is not approved by stockholders, then the pre-amended stock incentive plan will remain in effect.

Recommendation of the Board of Directors

The Board of Directors has approved the matters included in proposal five. The Board of Directors unanimously recommends that you vote “FOR” the approval of proposal five.

PROPOSAL SIX

RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITOR

Upon the recommendation of the Audit Committee, the Board of Directors has appointed, subject to stockholder approval, the firm of PricewaterhouseCoopers, LLP as the independent auditors to audit the financial statements of Deltagen for calendar year 2003. The firm of PricewaterhouseCoopers, LLP has served us in this capacity for many years. A representative of PricewaterhouseCoopers, LLP will be present at the annual meeting and will be available to respond to appropriate questions. Although the audit firm has indicated that no statement will be made, an opportunity for a statement will be provided.

Recommendation of the Board of Directors

The Board of Directors recommends a vote “FOR” the ratification of PricewaterhouseCoopers, LLP as auditors for 2003.

COMPENSATION OF DIRECTORS AND THE NAMED EXECUTIVE OFFICERS

Compensation of Directors

Except as we otherwise describe below, we have not paid any cash compensation to members of our Board of Directors for their services as directors.

We reimburse the directors for reasonable expenses in connection with board and committee meetings. Each director who is not a Deltagen employee—an “outside director”—currently receives an annual non-statutory stock option grant to purchase 15,000 shares of Common Stock. These options will vest monthly over a one-year period. The annual stock grants will be made following our Annual Meeting of Stockholders on June , 2003. In 2001, Dr. Chambon, Mr. Penn, Mr. Perry, Dr. Scott and Mr. Nicholas Simon (who resigned from the Board during 2002) received stock option grants for 5,714 shares with an exercise price of $5.00 and 9,286 shares with an exercise price of $12.31. These shares vested monthly from May 2001 through April 2002. In addition, Dr. Chambon, Mr. Penn, Mr. Perry, Dr. Scott and Mr. Simon received stock option grants for 45,000 shares with an exercise price of $12.31 that vest monthly from May 2002 through April 2005. Upon election to the Board in November 2001, Dr. Anagnostopoulos received a stock option grant of 10,000 shares with an exercise price of $9.53 vesting monthly from December 2001 through November 2002 and a stock option grant of 60,000 shares with an exercise price of $9.53 vesting monthly from December 2001 through November 2005. The grants in 2001 were made in lieu of annual grants through 2004. Upon election to the Board in April 2002 Mr. Beier received a stock option grant of 10,000 shares with monthly vesting from May 2002 to April 2003 with an exercise price of $5.91 and a stock option grant of 60,000 shares with an exercise price of $5.91 vesting monthly from May 2002 through April 2006. Mr. Beier will not receive any annual grants through 2006. Upon election to the Board in May 2002 Mr. Edward Penhoet received a stock option grant of 10,000 shares with monthly vesting from June 2002 to May 2003 with an exercise price of $4.45 and a stock option grant of 60,000 shares with an exercise price of $4.45 vesting monthly from June 2002 through May 2006. Mr. Penhoet resigned from the Board in January 2003. In December 2002, Dr. Anagnostopoulos received a stock option grant of 90,000 shares with an exercise price of $0.60 vested immediately. These options will vest monthly over a three-year period. In December 2002 Dr. Anagnostopoulos entered into a consulting agreement with Deltagen. Pursuant to the agreement Dr. Anagnostopoulos is to receive $3,000 per day for each day that he provides consulting services to Deltagen from the period beginning November 14, 2002. He is not to receive such amount for days in which he provides services solely in his capacity as a non-employee Director of Deltagen. During 2002, Dr. Anagnostopoulos earned $39,000 pursuant to this agreement. The agreement also provides for a non-statutory option grant of 30,000 shares each month beginning March 3, 2003. The payments and share grants under this agreement will cease on April 16, 2003. Directors who are Deltagen employees receive no compensation for their services as directors.

SUMMARY COMPENSATION TABLE

Compensation of the Named Executive Officers—Summary Compensation Table

						Long-Term Compensation
		Annual Compensation				Awards		Payouts
Name and Principal Position	Year	Salary ($)	Bonus ($)(1)		Other Annual Compensation ($)	Restricted Stock Award(s) ($)	Securities Underlying Options/ SARs (#)	LTIP Payouts ($)	All Other Compensation ($)
William Matthews, Ph.D. (2)	2002	390,424	—				250,000
Former Chief Executive	2001	285,000	100,000				250,000
Officer and President	2000	235,000	82,250				718,970

Richard H. Hawkins (3)	2002	50,000	270,000	(4)			217,000
Chief Financial Officer	2001	108,333	42,188				235,000
Office of the Chairman	2000	74,278	18,750				600,000

Mark W. Moore, Ph.D.	2002	272,910	—				150,000
Chief Scientific Officer	2001	250,000	54,000				150,000
	2000	225,000	56,250				359,484

John E. Burke (5)	2002	237,500	—				50,000
Former Senior Vice President	2001	210,000	31,500				45,000
of Intellectual Property and General Counsel	2000	185,833	42,000				171,428

Augustine G. Yee (6)	2002	237,500	—				50,000
Former Senior Vice President	2001	210,000	27,300				10,000
of Corporate Development and Secretary	2000	194,375	42,000				57,142

(1)	Represents bonuses earned during the year and paid in the subsequent year.
(2)	Dr. Matthew’s employment ended February 12, 2003.
(3)	On April 4, 2003 Deltagen announced that Mr. Hawkins would be leaving us upon completion of a transition to a new Chief Financial Officer.
(4)	Comprised of $215,000 for 2002 paid in 2002 and $55,000 retention bonus for the period of January 1, 2003 through March 31, 2003 paid in 2002.
(5)	Mr. Burke’s employment ended April 10, 2003.
(6)	Mr. Yee’s employment ended February 26, 2003.

OPTION/SAR GRANTS IN LAST FISCAL YEAR

The following table summarizes the stock options granted to each named executive officer during the fiscal year ended December 31, 2002.

	Individual Grants				Potential Realizable Value At Assumed Annual Rates Of Stock Price Appreciation For Option Term(4)
Name	Number Of Securities Underlying Options Granted(1)	Percent Of Total Options Granted To Employees In Fiscal Year 2002	Exercise Price(2)	Expiration Date(3)
					5%	10%
William Matthews, Ph.D.	250,000	5.6	8.27	2/14/12	1,300,240	3,295,063
Richard H. Hawkins	217,000	4.8	5.05	6/28/12	689,174	1,746,503
Mark W. Moore, Ph.D.	150,000	3.3	8.27	6/28/12	780,144	1,977,038
John E. Burke	50,000	1.1	8.27	6/28/12	260,048	659,013
Augustine G. Yee	50,000	1.1	8.27	6/28/12	260,048	659,013

(1)	These incentive stock options were granted under the 2000 Stock Incentive Plan and are exercisable in full immediately, but the shares received upon exercise are subject to repurchase by us. Our right of repurchase lapses ratably on a monthly basis, with the repurchase right terminating in full on the fourth anniversary of the date of grant.
(2)	The options were granted at an exercise price equal to the fair market value of the underlying Common Stock on the date of grant, as determined in good faith by the Board of Directors, and the options vest over four years from the date of grant.
(3)	The options have a term of ten years, subject to earlier termination in certain events related to termination of employment.
(4)	The dollar amounts under these columns represent the potential realizable value of each grant over the term of the options based on assumed rates of stock appreciation of 5% and 10%, compounded annually. The 5% and 10% assumed rates of appreciation are suggested by the rules of the Securities and Exchange Commission and do not represent our estimate or projection of the future Common Stock price. Actual gains, if any, on stock option exercises will be dependent on the future performance of our stock.

Equity Compensation Plan Information

The following table gives information about our Common Stock that may be issued upon the exercise of options, warrants and rights under all of our existing equity compensation plans as of December 31, 2002.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights (a)	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights (b)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (excluding securities reflected in column (a))(1) (c)
Equity compensation plans approved by security holders	7,808,286	5.90	4,704,922
Equity compensation plans not approved by security holders	—	—	—

Total	7,808,286	5.90	4,704,922

(1)	Amount includes 3,128,010 shares of our Common Stock available for future issuance under our 2000 Stock Incentive Plan at December 31, 2002, 561,031 shares of our Common Stock available for future issuance under our 1998 Stock Incentive Plan at December 31, 2002 and 1,015,881 shares of our Common Stock available for future issuance under our 2000 Employee Stock Purchase Plan at December 31, 2002. Our 2000 Stock Incentive Plan currently provides for annual increases in the amount of shares that may be awarded equal to the lesser of (i) 4,571,528, (ii) 5% of the fully diluted outstanding shares of our stock and (iii) a lesser amount determined by the Board. Our 2000 Employee Stock Purchase Plan provided for annual increases in the amount of shares that may be sold thereunder equal to the lesser of (i) 5% of the fully diluted outstanding shares of our stock and (ii) a lesser amount determined by the Board.

AGGREGATED CORRESPONDING OPTION EXERCISES IN LAST FISCAL YEAR
AND OPTION VALUES AT DECEMBER 31, 2002

The following table provides information concerning the number and value of unexercised options held by the named executive officers at December 31, 2002. None of the named executive officers exercised any options during the fiscal year ended, December 31, 2002.

Name	Shares Acquired on Exercise in 2002 (#)	Value Realized ($)	Number Of Securities Underlying Unexercised Options At December 31, 2002		Value Of Unexercised In-The-Money Options At December 31, 2002(1)
			Exercisable	Unexercisable	Exercisable	Unexercisable
William Matthews, Ph.D.	—		1,150,399	—	47,691	—
Mark W. Moore, Ph.D.	—		762,342	—	47,691	—
Richard H. Hawkins	—		752,000	—	—	—
John E. Burke	—		266,428	—	29,394	—
Augustine G. Yee	—		177,182	—	—	—

(1)	The value of unexercised in-the-money options held at December 31, 2002 represents the total gain which an option holder would realize if he exercised all of the in-the-money options held at December 31, 2002, and is determined by multiplying the number of shares of Common Stock underlying the options by the difference between the closing stock price of $0.48 per share on the last day of trading in 2002 and the per share option exercise price. An option is in-the-money if the fair market value of the underlying shares exceeds the exercise of the option.

EMPLOYMENT AGREEMENTS

Dr. Matthews was a party to an employment agreement, dated April 7, 2000 and subsequently amended on June 26, 2002, pursuant to which Dr. Matthews served as Chief Executive Officer and President. Dr. Matthews also served as Chairman of the Board until his resignation from his position as Chairman effective November 22, 2002. Dr. Matthews’ employment agreement was superseded by a transition agreement between Dr. Matthews and Deltagen, dated January 20, 2003, pursuant to which Dr. Matthews continued to serve as Chief Executive Officer and as a member of the Office of the Chairman while Deltagen conducted a search for a new Chief Executive Officer. Pursuant to the transition agreement, Dr. Matthews received an annual salary of $400,000, his unvested stock options having a per-share exercise price greater than Deltagen’s closing share price on the execution date of the transition agreement were vested in full and his promissory note to Deltagen was retired for consideration as discussed further in the Management Indebtedness section below. The transition agreement also provides for an aggregate amount of $400,000 paid in monthly installments to Dr. Matthews over the one year following his termination of employment, provided, however, that such amount would be reduced as necessary to satisfy his promissory note obligation. In addition, the transition agreement provides that Dr. Matthews would continue to serve Deltagen as a consultant for one year following his termination of employment. Dr. Matthews resigned his employment on February 12, 2003, and he began serving as a consultant pursuant to a consulting agreement that will expire on February 13, 2004. For services rendered under the consulting agreement, Dr. Matthews will receive compensation at an annual rate of $225,000, paid monthly, and his outstanding stock options shall continue to vest and be exercisable while he provides such consulting services.

Mr. Hawkins is party to an employment agreement dated February 13, 2003. The agreement will expire on December 31, 2004 but will automatically renew for additional one-year term after that date. The agreement provides for an annual base salary of $50,000 until March 31, 2003 and accelerated vesting of equity grants in the event of a change of control of our company. The annual base salary increased to $400,000 on April 1, 2003 and decreased to $340,000 on April 2, 2003 when the Office of the Chairman was dissolved. In addition, Mr. Hawkins is entitled to an annual bonus to be determined by the Board of Directors. In the event Mr. Hawkins is terminated without cause or constructively terminated he will be entitled to severance equal to twelve months of his base salary.

Dr. Moore is party to an employment agreement dated April 8, 2000. The agreement will expire on April 8, 2003 but will automatically renew for additional one-year terms after that date unless either we or Dr. Moore give notice to not renew the agreement at least ninety days prior to the expiration of the then existing term. The agreement provides for an initial annual salary of $225,000 and accelerated vesting of all of Dr. Moore’s options in the event of a change in control of our company. In addition, Dr. Moore is entitled to an annual bonus to be determined by the Board of Directors. In the event that Dr. Moore is terminated without cause, he will be entitled to receive severance equal to six months of his base salary. Dr. Moore is also party to an agreement dated February 14, 2003 pursuant to which the promissory note between Dr. Moore and Deltagen described in the Management Indebtedness section below was satisfied and pursuant to which he receives a monthly retention bonus of $15,000 until November 14, 2003.

Mr. Burke was party to an employment agreement dated April 7, 2000. The agreement was to expire on April 7, 2003 but automatically renews for additional one-year terms after that date unless either we or Mr. Burke give notice to not renew the agreement at least ninety days prior to the expiration of the then existing term. The agreement provides for an initial annual salary of $175,000 and accelerated vesting of a portion of Mr. Burke’s options in the event of a change in control of our company, unless more than 50% of his options have already vested. In addition, Mr. Burke is entitled to an annual bonus to be determined by the Board of Directors. In the event that Mr. Burke is terminated without cause, he will be entitled to receive severance equal to six months of his base salary. Mr. Burke’s employment ended on April 10, 2003.

Mr. Yee was party to an employment agreement dated April 7, 2000. The agreement provided for an initial annual salary of $175,000 and accelerated vesting of a portion of Mr. Yee’s options in the event of a change in control of our company, unless more than 50% of his options have already vested. In addition, Mr. Yee was entitled to an annual bonus to be determined by the Board of Directors. In the event that Mr. Yee was terminated without cause, he would have been entitled to receive severance equal to six months of his base salary. Mr. Yee’s employment ended on February 26, 2003, at which time Mr. Yee entered into a separation agreement with Deltagen under which Deltagen was obligated to pay severance for a two month period.

The Private Placement will not trigger any change of control provisions of the employment agreements described above.

CHANGE IN CONTROL AGREEMENTS

On June 26, 2002 upon recommendation of the Compensation Committee, the Board of Directors unanimously approved the Deltagen, Inc. Change of Control Severance Pay Plan for Non-Officers and the Deltagen, Inc. Change of Control Severance Pay Plan for Officers (the “Officer Plan”). Under these plans our employees are granted severance benefits if they are terminated for any reason other than “cause” or terminate their employment because of “good reason” within twelve (12) months of a “change of control.” The Officer Plan is applicable to all of our vice presidents and executive officers, including the named executive officers. The Private Placement will not trigger any change of control severance obligations under these plans.

The Officer Plan defines a “change of control” as the occurrence of either of the following events: (a) a change in the composition of our Board, as a result of which fewer than one-half of the incumbent directors are directors who either: (i) had been directors twenty-four (24) months prior to such change; or (ii) were elected, or nominated for election, to the Board with the affirmative votes of at least a majority of the directors who had been directors twenty-four (24) months prior to such change and who were still in office at the time of the election or nomination; or (b) any “person” (as such term is used in sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended) who by the acquisition or aggregation of securities, is or becomes the beneficial owner, directly or indirectly, of our securities representing fifty percent (50%) or more of the combined voting power of our then outstanding securities ordinarily (and apart from rights accruing under special circumstances) having the right to vote at elections of directors (the “Base Capital Stock”); except that any change in the relative beneficial ownership of our securities by any person resulting solely from a reduction in the aggregate number of outstanding shares of Base Capital Stock, and any decrease thereafter in such person’s ownership of securities, shall be disregarded until such person increases in any manner, directly or indirectly, such person’s beneficial ownership. For purposes of this definition, the term “person” does not include an employee benefit plan we maintain. Notwithstanding the foregoing, the term “change of control” shall not include a transaction, the sole purpose of which is to change the state of our incorporation.

For purposes of the Officer Plan, “cause” means (a) any intentional action or intentional failure to act by an officer which was performed in bad faith and to our material detriment; (b) the willful and habitual neglect of the officer’s duties of employment; or (c) the conviction of an officer of a felony crime involving moral turpitude. “Good reason” is defined in the Officer Plan as actions which (a) reduce the powers, duties or title of an officer; (b) reduce the officer’s base salary; or (c) require the officer to relocate his or her principal place of business by more than 40 miles from its location immediately prior to the change of control.

Benefits under the Officer Plan consist of a lump-sum severance payment of six (6) months regular base pay; the pro rata portion of any annual bonus; reimbursement of health care continuation coverage premiums for the six (6) month period following termination of the officer’s employment; and forgiveness of unpaid portions of the officer’s relocation loan. The severance benefits payable under the Officer Plan are contingent on the officer granting a release of claims to us and are reduced to the extent that they are duplicative of benefits that an officer may have under a written employment agreement.

Under the Officer Plan, we reserved the right to amend or terminate the plan at any time without the consent of any officer. However, within the period commencing six (6) months prior to a change of control and ending eighteen (18) months after a change of control, consent of any affected officer to an amendment or termination of the plan would be required if the affect of the amendment or termination would be to reduce the benefits the officer would otherwise have been eligible to receive under the terms of the plan.

CERTAIN TRANSACTIONS

Compensation Committee Interlocks and Insider Participation

The Compensation Committee currently consists of Dr. Chambon, Mr. Penn and Mr. Perry. No member of the Compensation Committee was an officer or employee of Deltagen or any of its subsidiaries during fiscal year 2002 nor was formally an officer of Deltagen or any of its Subsidiaries. None of the executive officers of Deltagen has served on the Board of Directors or on the compensation committee of any other entity, any of whose officers served either on the Board of Directors or on the Compensation Committee of Deltagen.

Management Indebtedness

In March 2000, we issued 342,856 shares of Common Stock to Dr. Matthews in exchange for a full recourse promissory note of $536,700. The promissory note was collateralized by the 342,856 common shares and accrued interest at 6.8% per annum. The principal and all accrued unpaid interest were due and payable in March 2004, or upon Dr. Matthews’ termination of employment. In January 2003, pursuant to the transition agreement discussed in the Employment Agreements section above, Dr. Matthews repaid the entire balance of principal and accrued unpaid interest on the promissory note by: (i) selling to Deltagen all 342,856 shares that were pledged to Deltagen under the promissory note, some of the shares at the then-prevailing market price per share and others at the original price per share paid by him for such shares, (ii) surrendering all of his outstanding vested stock options that had exercise prices in excess of the market price of Deltagen’s shares and (iii) applying a portion of the post-termination of employment payments provided for under the transition agreement.

In March 2000, we issued 171,429 shares of Common Stock to Dr. Moore in exchange for a full recourse promissory note of $268,350. The promissory note is collateralized by the Common Stock and accrues interest at 6.8% per annum. The principal and all accrued and unpaid interest are due and payable in March 2004, or upon the termination of employment. In February 2003, Dr. Moore repaid the outstanding principal and interest by selling certain shares of our Common Stock held by him to us at then-prevailing prices and other shares held by him at the price paid by him for such shares at the time of issuance in March 2000.

In April 2001, we received non-recourse promissory notes from Augustine Yee and Terry Coley our Vice-President of Information Technology for $150,000 and $110,000, respectively. The promissory notes are collateralized solely by 58,824 and 43,137 shares of Common Stock, respectively and accrue interest at 4.94% per annum. The principal and all accrued and unpaid interest are due and payable in April 2006, or upon the termination of employment.

In March 2000 and May 2000, we received promissory notes from Mr. Yee and Dr. Coley, respectively, for $50,000 each. The promissory notes are collateralized by real estate and accrue interest at 6.80% and 6.08%, respectively. The principal and all accrued and unpaid interest were due and payable in May 2004. In January 2003 we forgave a portion of the principal and all accrued interest on these loans and Mr. Yee and Dr. Coley repaid the principal balance by selling shares of our Common Stock to us at then-prevailing market price.

Indemnification Agreements

Our restated certificate of incorporation and bylaws provide that we will indemnify each of our directors and officers to the fullest extent permitted by the Delaware General Corporation Law. Further, we have entered into indemnification agreements with each of our directors and officers.

COMPENSATION COMMITTEE REPORT

The Compensation Committee of the Board—the Committee—determines the compensation of executive officers. It has provided you with this report to help you to understand the goals, policies and procedures it follows in making its determinations.

The Board established the present Committee, which currently consists of the 3 outside directors whose names appear at the end of this report, on April 9, 2000 in contemplation of the initial public offering.

In establishing and administering compensation policies and programs after the initial public offering, the Committee considered the compensation policies and arrangements established by Deltagen before the initial public offering, including the levels of individual compensation, and commitments made by Deltagen and the Board before the initial public offering as well as factors relevant to Deltagen after the initial public offering.

The Committee’s executive compensation philosophy has been and continues to be that compensation programs should:

•	be closely aligned with the interest of the stockholders;

•	be linked with business goals and strategies;

•	be competitive within our industry and community so that we can attract and retain high quality executives;

•	base a substantial portion of executive officer compensation on our operating performance measured against pre-determined objectives; and

•	reward executive officers for good performance.

Compensation of executive officers, including the Chief Executive Officer, is comprised of four elements—base salary, annual bonuses, stock ownership and other compensation.

Base Salaries

Base salary is designed primarily to provide compensation at competitive levels so as to attract and retain the executive.

Annual Incentive Awards

We also have created annual incentives for executive officers through potential cash awards under an incentive plan intended to link compensation to operational performance.

Stock Options

We believe that executive officers and other employees who are in a position to make a substantial contribution to our long-term success and to build stockholder value, should have a significant stake in our on-going success. As a result, we have granted incentive stock options and non-qualified stock options under incentive stock plans in order to retain talented executive officers and to align their compensation with stockholder value. Because the stock options have an exercise price equal to the market price of our stock on the grant date and generally vest in equal installments over four years assuming continued employment, stock options compensate executive officers only if the stock price increases after the date of grant and the executive officer remains employed for the periods required for the stock option to become exercisable.

Other Compensation

To attract and retain talented executive officers, the Committee also has approved arrangements giving executive officers certain perquisites, such as disability insurance.

Tax Deductibility of Executive Compensation

Section 162(m) of the Internal Revenue Code generally provides that publicly held corporations may not deduct in any taxable year certain compensation in excess of $1,000,000 paid to the chief executive officer and the next four most highly compensated executive officers. However, the Committee considers one of its primary responsibilities to be structuring a compensation program that will attract, retain and reward executive talent necessary to maximize stockholder return. Accordingly, the Committee believes that Deltagen’s interests are best served in some circumstances by providing compensation (such as salary, perquisites and special cash bonuses) which might be subject to the tax deductibility limitation of Section 162(m).

Bases for CEO Compensation

The Committee followed generally the same policies and programs described above for compensation of executive officers in determining fiscal year 2002 compensation for Dr. Matthews as President and Chief Executive Officer.

Philippe O. Chambon (Chairman)

Thomas A. Penn

F. Noel Perry

AUDIT COMMITTEE REPORT

Notwithstanding anything to the contrary set forth in any of Deltagen’s filings under the Securities Act of 1933 or the Securities Exchange Act of 1934, the following report of the Audit Committee shall not be incorporated by reference into any such filings and shall not otherwise be deemed filed under such acts.

With respect to fiscal 2002, the Audit Committee has reviewed and discussed the audited financial statements with management. The Audit Committee has discussed with the independent auditors the matters required to be discussed by SAS 61. The Audit Committee received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1, and has discussed with the independent auditors the auditors’ independence.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the financial statements be included in the Annual Report on Form 10-K for the fiscal year ended December 31, 2002 for filing with the Securities and Exchange Commission.

During fiscal 2001, the Board of Directors adopted the written Audit Committee Charter, as presented in Appendix A to our Proxy Statement and Notice of 2001 Annual Meeting, in accordance with the Securities and Exchange Commission Regulation 4460(d)(1).

Respectfully submitted,

Philippe O. Chambon (Chairman)

Thomas A. Penn

AUDITOR INDEPENDENCE

The Audit Committee reviews and approves all audit and permissible non-audit services performed by PricewaterhouseCoopers LLP, our independent auditors, as well as the fees charged by PricewaterhouseCoopers LLP for such services. Upon recommendation by the Audit Committee, the Board of Directors selected PricewaterhouseCoopers LLP to act in the same capacity for the fiscal year ending December 31, 2003.

Audit Fees and All Other Fees

The aggregate fees billed for professional services rendered by PricewaterhouseCoopers LLP for 2002 and 2001 were as follows:

Audit Fees.    The aggregate fees billed by PricewaterhouseCoopers LLP, our independent auditors, for professional services rendered for the audit of our annual consolidated financial statements, reviews of our quarterly consolidated financial statements included in our Forms 10-Q, and services provided in connection with regulatory filings were $159,620 and $138,700 for 2002 and 2001, respectively.

Audit-Related Fees.    The aggregate fees billed by PricewaterhouseCoopers LLP for professional services rendered related to the performance of the audits and reviews of our financial statements and not reported as Audit Fees were $106,460 and $53,600 for 2002 and 2001, respectively. These services related to consultations on accounting and auditing matters.

Financial Information Systems Design and Implementation Fees.    The Company did not engage PricewaterhouseCoopers LLP to provide services regarding, and was not billed by PricewaterhouseCoopers LLP for any fees in respect of, financial information systems design and implementation for the fiscal years ended December 31, 2002 and 2001.

Tax Fees.    The aggregate fees billed by PricewaterhouseCoopers LLP for professional services rendered for tax compliance were $15,000 and $15,000 for 2002 and 2001, respectively.

Other Fees.    No fees were billed by PricewaterhouseCoopers LLP during 2002 and 2001 other than fees for professional services reported as audit fees, audit-related fees and tax fees above.

There were no fees incurred or paid to PricewaterhouseCoopers LLP for which pre-approval by the Audit Committee was waived.

PERFORMANCE MEASUREMENT COMPARISONS(1)

The graph below compares total stockholder returns of Deltagen Common Stock with the cumulative total stockholder return of the Nasdaq Composite Index and the Nasdaq Biotechnology Index. The Nasdaq Composite Index tracks the aggregate price performance of equity securities of companies traded on the Nasdaq. The Nasdaq Biotechnology Index tracks approximately 75 stocks in the biotechnology sector. All values assume an initial investment of $100 and the reinvestment of the full amount of all dividends and are calculated monthly through December 31, 2002. The graph begins on August 3, 2000, the date Deltagen Common Stock began trading on the Nasdaq National Market. The stockholder return shown on the graph below is not necessarily indicative of future performance and we do not make or endorse any predictions as to future stockholder returns.

COMPARISON OF 29 MONTH CUMULATIVE TOTAL RETURN*

AMONG DELTAGEN, INC., THE NASDAQ STOCK MARKET (U.S.) INDEX

AND THE NASDAQ BIOTECHNOLOGY INDEX

•	$100 invested on 8/3/00 in stock or index-including reinvestment of dividends. Fiscal year ending December 31.

(1)	This Section is not “soliciting material,” is not deemed “filed” with the SEC and is not to be incorporated by reference in any filing of Deltagen under the Securities Act or the Exchange Act whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS FOR 2004 ANNUAL MEETING

Proposals of stockholders intended to be included in our proxy statement for the 2004 Annual Meeting of Stockholders must be received by us, no later than                         , 2004. If Deltagen is not notified of a stockholder proposal by not less than 50 days nor more than 75 days before the scheduled date of the 2004 Annual Meeting of Stockholders (or if we give you less than 65 days’ notice of the date of the scheduled meeting, we must receive your notice by not later than the earlier of (a) the close of business on the 15th day following the day on which we notify you or make public announcement of the date of the scheduled annual meeting, whichever first occurs, and (b) two days before the date of the scheduled meeting), then the proxies held by management of Deltagen provide discretionary authority to vote against such stockholder proposal, even though such proposal is not discussed in the Proxy Statement.

ANNUAL REPORT

A copy of the Annual Report of Deltagen for the fiscal year ended December 31, 2002 has been mailed concurrently with this Proxy Statement to all stockholders entitled to notice of and to vote at the annual meeting and is incorporated herein by reference.

We will file an Annual Report on Form 10-K with the SEC on or about April 15, 2003. Stockholders may obtain a copy of this report, without charge, by writing to Robert Driscoll, Secretary, Deltagen, Inc., 700 Bay Road, Redwood City, California 94063.

INCORPORATION BY REFERENCE

In our filings with the SEC, information is sometimes “incorporated by reference.” This means that we are referring you to information that has previously been filed with the SEC, so the information should be considered as part of the filing you are reading. This proxy statement incorporates by reference our Annual Report on Form 10-K for the year ended December 31, 2002 which contains important information about Deltagen and Deltagen’s financial condition that is not set forth herein in this proxy statement. Further, this proxy statement incorporates by reference our Form 8-K filed with the SEC on April 4, 2003. A copy of the Annual Report on Form 10-K and our Form 8-K have been filed with the SEC and may be accessed from the SEC’s homepage (www.sec.gov). Based on SEC regulations, the stock performance graph of this proxy statement, the “Audit Committee Report” and the “Compensation Committee Report on Executive Compensation” specifically are not incorporated by reference into any other filings with the SEC.

OTHER MATTERS

The Board of Directors knows of no other business that will be presented at the annual meeting. If any other business is properly brought before the annual meeting, proxies in the enclosed form will be voted in respect thereof as the proxy holders deem advisable.

It is important that the proxies be returned promptly and that your shares be represented. Stockholders are urged to mark, date, execute and promptly return the accompanying proxy card in the enclosed envelope.

By Order of the Board of Directors,

[insert digitized signature]

Constantine Anagnostopoulos, Ph.D.

Chairman

[insert digitized signature]

Joseph M. Limber

Interim Chief Executive Officer

May     , 2003

Redwood City, California

ANNEX A

STOCK PURCHASE AGREEMENT

Stock Purchase Agreement (this “Agreement”), dated as of April 2, 2003, among Deltagen, Inc., a Delaware corporation (the “Company”); and the investors listed on Exhibit A attached hereto (each a “Purchaser” and together the “Purchasers”).

R E C I T A L S:

Whereas, the Company desires to issue and sell to the Purchasers, and each Purchaser desires to purchase from the Company, that number of shares of Series A Preferred Stock (as defined below) that may be purchased with the investment amount set forth opposite each such Purchaser’s name on Exhibit A attached hereto, as adjusted pursuant to Section 1.1(c), at a per share purchase price equal to 75% of the 5-trading day trailing average closing price of the Common Stock on the Nasdaq National Market, SmallCap Market, OTC Bulletin Board or BBX, as applicable, ending on the third day prior to the Closing Date (as defined below), as adjusted for stock splits (including, without limitation, the Reverse Stock Split (as defined below)), stock dividends, reclassification and the like (the “Purchase Price Per Share”).

A G R E E M E N T:

In consideration of the foregoing premises and the mutual covenants contained herein, the sufficiency of which is hereby specifically acknowledged, the parties hereby agree as follows:

Section 1 PURCHASE AND SALE OF SERIES A PREFERRED STOCK

1.1 Purchase and Sale.

(a) Purchase and Sale.    Subject to the terms and conditions set forth in this Agreement, each Purchaser agrees, severally and not jointly, to purchase at the Closing (as defined below) and the Company agrees to sell and issue to each Purchaser at the Closing that number of shares of Series A Preferred Stock equal to the investment amount set forth opposite each such Purchaser’s name on Exhibit A attached hereto, as adjusted pursuant to Section 1.1(c), divided by the Purchase Price Per Share (collectively, the “Offered Securities”).

(b) Time and Place of Closing.    The closing of the purchase and sale of the Offered Securities (the “Closing”) shall take place three (3) business days after the satisfaction of all of the closing conditions set forth in Sections 4 and 5 (the “Closing Date”). The Closing shall be held at the offices of Orrick, Herrington & Sutcliffe LLP, 400 Sansome Street, San Francisco, California 94111-3143.

(c) Adjustment to Investment Amount.    The committed investment amounts set forth on Exhibit A attached hereto shall be adjusted as follows:

(i) The Sprout Investors’ aggregate investment amount (to be apportioned among them ratably) shall be increased to a total of $8,722,653 and the Boston Millennia Investors’ aggregate investment amount (to be apportioned among them ratably) shall be increased to a total of $2,733,476 if, prior to the Closing, the Company shall have entered into contracts with customers other than those indicated in the Company’s financial model in the Company’s Revised 2003 Financial Plan presented to the Company’s Board of Directors on March 27, 2003 and separately provided to the Purchasers on the date hereof (the “Financial Plan”) that will provide the Company with a minimum of $9 million in cash in the 12 months after the Closing; provided, however, that each Sprout Investor and Boston Millennia Investor may elect to decrease the amount of their own increase in investment amount that would otherwise be required by this Section 1.1(c)(i) to the extent of their ratable portion of any Excess

Subscription. As used in this Agreement, the term “Excess Subscription” shall mean the amount by which the aggregate investment amount is increased above $25 million pursuant to Section 1.1(c)(ii) below. For purposes of this paragraph, “ratable portion” for an entity shall mean the percentage obtained by dividing the aggregate purchase price to be paid by such entity without regard to any reduction pursuant to this paragraph by the aggregate purchase price payable by all Sprout Investors and Boston Millennia Investors without regard to any reduction pursuant to this paragraph.

(ii) The Company, in its sole discretion, may add additional Purchasers to Exhibit A hereto so long as the aggregate investment amount for such additional Purchasers shall not exceed $15 million, and provided that such additional Purchasers shall sign an agreement in form acceptable to the Company that such Persons shall be bound by all of the terms and conditions of this Agreement as if they had initially signed this Agreement as Purchasers hereunder.

1.2 Closing Delivery.    On the Closing Date, subject to the terms and conditions hereof:

(a) Each Purchaser, severally and not jointly, shall pay the investment amount set forth opposite each such Purchaser’s name on Exhibit A attached hereto, as adjusted pursuant to Section 1.1(c), either in whole or in part by wire transfer of immediately available U.S. funds to an account designated in writing by the Company, or, at each Purchaser’s option, in whole or in part by cancellation of indebtedness owed by the Company to such Purchaser, in which case such Purchaser shall return the applicable original promissory note to the Company at the Closing, and in either case the Purchaser shall also execute and deliver to the Company a receipt evidencing the receipt of the share certificate representing the Offered Securities purchased by such Purchaser; and

(b) The Company shall execute and deliver to each Purchaser: (i) a share certificate representing the Offered Securities purchased by such Purchaser, and (ii) a customary certificate from the secretary of the Company satisfactory to such Purchaser.

Section 2 REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

Except as set forth on the Company Disclosure Schedule, the Company represents and warrants as of the date hereof to each Purchaser that:

2.1 The Company has been duly incorporated and is a validly existing corporation in good standing under the laws of the State of Delaware, with requisite corporate power and authority to own its properties and conduct its business as presently conducted. The Company and each of its Subsidiaries (as defined below) are duly qualified to do business as a foreign corporation in good standing in each jurisdiction in which their ownership or lease of property or the conduct of their businesses require such qualification, except where the failure to be so qualified would not have, and not be reasonably expected to have, a material adverse effect on transactions contemplated by this Agreement or the condition (financial or other), business, properties or results of operations of the Company and its Subsidiaries, taken as a whole (hereinafter, a “Material Adverse Effect”). The Company has furnished representatives of the Purchasers with correct and complete copies of the charter and by-laws of the Company, both as amended and currently in effect.

2.2  Except as set forth in the SEC Documents, the Company does not presently own, directly or indirectly, a majority of the stock or other equity interests in any entity (each, a “Subsidiary”). Each Subsidiary of the Company has been duly incorporated and is a validly existing corporation in good standing under the laws of the jurisdiction of its incorporation, with corporate power and authority to own its properties and conduct its business as presently conducted. All of the issued and outstanding capital stock of each Subsidiary of the Company has been duly authorized and validly issued and is fully paid and non-assessable and is owned of record by the Company, free and clear of any lien, charge, security interest, encumbrance or claim (collectively, “Liens”), except that six (6) shares of Deltagen Europe, S.A. are held by individuals to satisfy the requirements of local law; the Company has the right to repurchase each such share for one euro (€1).

2.3  The authorized capital stock of the Company consists of: (i) seventy five million (75,000,000) shares of common stock, par value $0.001 per share (“Common Stock”) and (ii) five million (5,000,000) shares of preferred stock. As of February 28, 2003, 39,305,000 shares of Common Stock have been issued and are outstanding and no shares of Preferred Stock are issued and outstanding. There are no other outstanding shares of capital stock or voting securities of the Company other than shares of Common Stock issued after February 28, 2003 under the Company’s 2000 Employee Stock Purchase Plan (the “ESPP”) or upon the exercise of options issued under the Company’s 1998 Stock Incentive Plan, 2000 Stock Incentive Plan, or the Arcaris, Inc. 1997 Equity Incentive Plan or subject to outstanding non-qualified stock options otherwise assumed from Arcaris, Inc. (issued under Arcaris, Inc.’s former name, Ventana Genetics, Inc.). All outstanding shares of the Company have been duly authorized, validly issued, fully paid and are non-assessable and free of any liens or encumbrances created by the Company and are not subject to preemptive rights. As of the close of business on February 28, 2003, the Company has reserved an aggregate of 11,420,000 shares of Common Stock for issuance to employees, directors and independent contractors upon exercise of outstanding options to acquire shares of Common Stock issued under the Company stock option plans, an aggregate of 472,142 shares of Common Stock for issuance upon exercise of outstanding warrants, up to an additional 1,449,275 shares of Common Stock reserved for issuance to the former stockholders of XenoPharm, Inc. upon the satisfaction of certain milestones. Other than as contemplated by this Agreement or under the ESPP, and except as described in this Section 2.3, there are no other options, warrants, calls, rights, commitments, preemptive rights, rights of first refusal or other rights or agreements to which the Company is a party or by which it is bound obligating the Company to issue, deliver, sell, repurchase or redeem, or cause to be issued, delivered, sold, repurchased or redeemed, any shares of the capital stock of the Company or obligating the Company to grant, extend or enter into any such option, warrant, call, right, commitment or agreement.

2.4  The outstanding shares of capital stock of the Company have been and upon the filing of the Restated Certificate of Incorporation of the Company substantially in the form attached hereto as Exhibit B-2 (the “Series A Restated Certificate”), the Offered Securities will have been duly authorized; all outstanding shares of capital stock of the Company are, and, when the Offered Securities have been delivered and paid for in accordance with this Agreement on the Closing Date, will have been validly issued, fully paid and non-assessable. None of the Offered Securities are or will be subject to any preemptive right or any right of refusal.

2.5  No consent, approval, authorization, or order of, or filing with, any governmental agency or body or any court is required for the consummation of the transactions contemplated by this Agreement in connection with the issuance and sale of the Offered Securities by the Company, except for the filing of a Form D with the Securities and Exchange Commission (the “SEC”) under the Securities Act of 1933, as amended (the “Securities Act”), and such as may be required under state securities laws and except for (i) the consent of Sprout Venture Capital, L.P., Sprout CEO Fund, L.P., DLJ Capital Corporation, DLJ ESC II, L.P., Sprout Capital VIII, L.P. and Stipa Investments, L.P. with respect to the granting of registration rights pursuant to Section 6, which has been obtained, and (ii) the stockholder consent contemplated by this Agreement.

2.6  This Agreement has been duly authorized, executed and delivered by the Company. All corporate action on the part of the Company and its stockholders (except as contemplated by this Agreement), directors and officers necessary for the authorization, execution and delivery of this Agreement, the performance of all the Company’s obligations hereunder and for the authorization, issuance or reservation for issuance, sale and delivery of the Offered Securities has been taken. This Agreement constitutes the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, subject to (i) laws of general application relating to bankruptcy, insolvency and the relief of debtors, (ii) rules of law governing specific performance, injunctive relief and other equitable remedies, and (iii) the limitations imposed by applicable federal or state securities laws on the indemnification provisions contained in this Agreement.

2.7  The execution, delivery and performance of this Agreement, and the issuance and sale of the Offered Securities will not conflict with, or result in a breach or violation of (i) any of the terms and provisions of the charter, as restated as contemplated hereby, or bylaws of the Company or any of its Subsidiaries, (ii) any statute, rule, regulation or order of any governmental agency or body, any court, domestic or foreign, or any self-regulatory organization having jurisdiction over the Company or any Subsidiary of the Company or any of their respective properties, or (iii) any of the terms and provisions of, or constitute a default (with or without notice or lapse of time) under, or give to any third party a right of termination, amendment, acceleration or cancellation (with or without notice or lapse of time) of, any agreement or instrument to which the Company or any such Subsidiary is a party or by which the Company or any such Subsidiary is bound or to which any of the properties of the Company or any such Subsidiary is subject (except where such breaches, violations or defaults individually or in the aggregate would not have a Material Adverse Effect). The Company has full power and authority to authorize, issue and sell the Offered Securities as contemplated by this Agreement.

2.8  The Company and its Subsidiaries have good and marketable title to all real properties and all other properties and assets owned by them that are material to the operation of the Company’s business, in each case free from Liens and defects that would materially affect the value thereof or materially interfere with the use made or to be made thereof by them; and the Company and its Subsidiaries hold all leased real and personal property that are material to the operation of the Company’s business under valid and enforceable leases with no exceptions that would materially interfere with the use made or to be made thereof by them.

2.9  The Company and its Subsidiaries possess all certificates, authorizations and permits issued by appropriate governmental agencies or bodies necessary to conduct the business now operated by them and to own, lease, license and use their respective properties in the manner so owned, leased, licensed and used, except to the extent that the failure to so possess would not individually or in the aggregate have a Material Adverse Effect. Neither the Company nor any of its Subsidiaries has received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit that, if determined adversely to the Company or any of its Subsidiaries, would individually or in the aggregate have a Material Adverse Effect.

2.10  There are no pending legal, governmental or administrative actions, suits or proceedings against or affecting the Company, any of its Subsidiaries or any of their respective properties or any director, officer or employee (related to any such Person’s services as a director, officer or employee of the Company) that, if determined adversely to the Company or any of its Subsidiaries, would individually or in the aggregate have a Material Adverse Effect, or could materially and adversely affect the ability of the Company to perform its obligations under this Agreement, or which are otherwise material in the context of the sale of the Offered Securities and, to the Company’s knowledge, no such actions, suits or proceedings are threatened or contemplated. The Company has not initiated and has no plan to initiate any action, suit or proceeding that, if decided adversely to the Company, could, individually or in the aggregate, result in a Material Adverse Effect.

2.11  No material labor dispute exists or, to the knowledge of the Company, is imminent with respect to any of the employees of the Company.

2.12  Neither the Company nor any of its Subsidiaries (i) is in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time could reasonably be expected to result in a default by the Company or any Subsidiary under), nor has the Company or any Subsidiary received notice of a claim that it is in default under or that it is in violation of, any agreement or instrument to which it is a party or by which it or any of its properties is bound, (ii) is in violation of any order of any court, arbitrator, governmental body or self-regulatory organization, or (iii) is in violation of any statute, rule or regulation of any governmental authority or self-regulatory organization, including without limitation all foreign, federal, state and local laws relating to taxes, environmental protection, occupational health and safety, product quality and safety and employment and labor matters, except in each case as would not, individually or in the aggregate, reasonably be expected to have or result in a Material Adverse Effect.

2.13  The Company and its Subsidiaries maintain insurance as set forth in Section 2.13 of the Company Disclosure Schedule. The Company has no reason to believe that such insurance is not sufficient against such losses and risks and not in such amounts as are reasonably customary in the businesses in which the Company and the Subsidiaries are engaged.

2.14  Except as filed under the SEC Documents prior to the date hereof, neither Company nor any of its Subsidiaries is a party to any material contract, as such contracts are defined in Reg. § 601(a)(10) of Regulation S-K under the Securities Act (each such contract, a “Company Contract”). Each Company Contract is valid, binding and in full force and effect and is enforceable by Company or its Subsidiaries in accordance with its terms subject to applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws affecting creditors’ rights generally and to general equitable principles and except to the extent that the failure of a Company Contract to be valid, binding and in full force and effect would not be reasonably likely to have a Material Adverse Effect. As of the date hereof, no party to any such Company Contract has notified Company or any of its Subsidiaries that it intends to terminate such Company Contract. Company or one of its Subsidiaries has performed, in all respects, all obligations required to be performed by it to date under the Company Contracts and Company is not (with or without the lapse of time or the giving of notice, or both) in breach or default in any respect thereunder and, to the knowledge of Company, no other party to any of the Company Contracts, as of the date hereof, is (with or without the lapse of time or the giving of notice, or both) in breach or default in any respect thereunder, except to the extent that such breach or default would not be reasonably likely to have a Material Adverse Effect.

2.15  The Company has made available to representatives of the Purchasers all registration statements, proxy statements and other statements, reports, schedules, forms and other documents filed by the Company with the SEC since August 3, 2000, including copies of all the exhibits referenced therein (the “SEC Documents”). All statements, reports, schedules, forms and other documents required to have been filed by the Company with the SEC since August 3, 2000 have been so timely filed. As of their respective dates (or, if amended or superseded by a filing prior to the date of this Agreement, then on the date of such amendment or superseding filing): (i) each of the SEC Documents complied in all material respects with the applicable requirements of the Securities Act or the Securities Exchange Act of 1934, as amended (the “Exchange Act”), as the case may be, and the rules and regulations thereunder; and (ii) none of the SEC Documents contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

2.16  Except as set forth in the SEC Documents, none of the officers or directors of the Company and, to the knowledge of the Company, none of the employees of the Company is presently a party to any transaction with the Company or any Subsidiary, including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner.

2.17  The financial statements included in the SEC Documents present fairly the financial position of the Company and its consolidated Subsidiaries as of the dates shown and their results of operations and cash flows for the periods shown, and such financial statements have been prepared in conformity with the generally accepted accounting principles in the United States applied on a consistent basis (except as may be indicated in the audit report or notes to such financial statements or, in the case of unaudited statements, as permitted by Form 10-Q of the SEC, and except that the unaudited financial statements may not have contained footnotes and were subject to normal and recurring year-end adjustments which were not, or are not reasonably expected to be, individually or in the aggregate, material in amount), and complied as to form in all material respects with the published rules and regulations of the SEC applicable thereto at the time of filing.

2.18  The Company and its Subsidiaries own or possess, or can acquire on reasonable terms that would not individually or in the aggregate have a Material Adverse Effect, sufficient legal rights to all patents, patent rights, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable propriety or confidential information, systems or procedures), trademarks, service marks and trade names (collectively, “Intellectual Property Rights”) necessary to conduct their respective businesses as now operated by them and as currently proposed to be operated by them. To the Company’s knowledge, the methods, products, services, works, technologies, systems and processes employed by the Company and its Subsidiaries to conduct their business do not infringe upon or misappropriate any Intellectual Property Rights of any Person anywhere in the world, except for Intellectual Property Rights which the Company or its Subsidiaries can acquire on reasonable terms that would not individually or in the aggregate have a Material Adverse Effect. To the Company’s knowledge, no claims or written notice (i) challenging the validity, effectiveness or ownership by Company or its Subsidiaries of any of the Intellectual Property Rights of the Company or any of its Subsidiaries, or (ii) to the effect that the use, distribution, licensing, sublicensing, sale or any other exercise of rights in any product, service, work, technology or process as now used or offered or proposed for use, licensing, sublicensing, sale or other manner of commercial exploitation by Company infringes or will infringe on any Intellectual Property Rights of any Person have been asserted or, to the knowledge of the Company or any of its Subsidiaries, are threatened by any Person, nor are there, to the knowledge of the Company or any of its Subsidiaries, any valid grounds for any bona fide claim of any such kind except as can be cured by the Company or its Subsidiaries by procurement of Intellectual Property Rights which the Company or its Subsidiaries can acquire on reasonable terms that would not individually or in the aggregate have a Material Adverse Effect. There has been no default (nor does any set of circumstances exist that will cause such a default) with respect to any license granting Intellectual Property Rights to the Company or any of its Subsidiaries, except for any default which would not have any Material Adverse Effect. To the knowledge of the Company, no employee or third party is or has been infringing or using without authorization any Intellectual Property Rights of the Company or any of its Subsidiaries. The Company and each of its Subsidiaries uses and has used, commercially reasonable efforts to maintain the confidentiality of its trade secrets.

2.19  Neither the Company nor any of its Subsidiaries is subject to regulation by the U.S. Food and Drug Administration (“FDA”) under the Federal Food, Drug and Cosmetic Act and the Regulations thereunder (“FDCA”). The Company has not received any written notices or correspondence from the FDA or any other governmental authority requiring the termination, suspension or material modification of any tests or evaluations conducted on behalf of the Company or any of its Subsidiaries.

2.20  The issuance and sale of the securities hereunder will not contravene the rules and regulations of The Nasdaq National Market so long as the stockholder approval of such issuance and sale is obtained as contemplated hereby.

2.21  The Company and its Subsidiaries have timely made or filed all federal, state and foreign income and all other tax returns, reports and declarations required by any jurisdiction to which they are subject (unless and only to the extent that the Company and its Subsidiaries have set aside on their respective or consolidated books provisions reasonably adequate for the payment of all unpaid and unreported taxes) and have timely paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations, except those being contested in good faith, and have set aside on its books provisions reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply. To the knowledge of the Company and it Subsidiaries, there are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company or the Subsidiaries know of no basis for any such claim. Neither the Company nor any of its Subsidiaries has executed a waiver with respect to the statute of limitations relating to the assessment or collection of any foreign, federal, state or local tax. None of the Company’s or the Subsidiaries’ tax returns is presently being audited by any taxing authority.

2.22  Neither the Company nor any affiliate (as defined in Rule 501(b) of Regulation D under the Securities Act) (an “Affiliate”) of the Company has, directly, or through any agent, (a) sold, offered for sale, solicited any offers to buy or otherwise negotiated in respect of, any security (as defined in the Securities Act) which is or will be integrated with the sales of the Offered Securities in a manner that would require the registration under the Securities Act of the Offered Securities; or (b) offered, solicited offers to buy or sold the Offered Securities in any form of general solicitation or general advertising (as those terms are used in Regulation D under the

Securities Act) or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act; and the Company will not engage in any of the actions described in subsections (a) and (b) of this paragraph.

2.23  Subject to the accuracy of each of the Purchaser’s representations herein, it is not necessary in connection with the offer, sale and delivery of the Offered Securities to the several Purchasers in the manner contemplated by this Agreement to register the Offered Securities under the Securities Act.

2.24  Except as disclosed in the SEC Documents, since December 31, 2001, (i) there has been no event, occurrence or development that has had or that could reasonably be expected to result in a Material Adverse Effect, (ii) the Company has not incurred any liabilities (contingent or otherwise) other than (A) trade payables and accrued expenses incurred in the ordinary course of business consistent with past practice and (B) liabilities not required to be reflected in the Company’s financial statements pursuant to GAAP or required to be disclosed in filings made with the SEC, (iii) the Company has not altered its method of accounting or the identity of its auditors, (iv) the Company has not declared or made any dividend or distribution of cash or other property to its stockholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock, and (v) the Company has not issued any equity securities to any officer, director or Affiliate, except pursuant to existing Company stock option plans. Except as disclosed in the SEC Documents, since December 31, 2001 no material off-balance sheet liabilities not required to be reflected in the Company’s financial statements pursuant to GAAP or required to be disclosed in filings made with the SEC which would individually or in the aggregate have a Material Adverse Effect have been incurred. No material default exists with respect to or under any obligations of the Company or any Subsidiary to repay money borrowed (including, without limitation, all notes payable and drafts accepted representing extensions of credit, all obligations under letters of credit, all obligations evidenced by bonds, debentures, notes or other similar instruments and all obligations upon which interest charges are customarily paid) and all contractual obligations (whether absolute or contingent) of such entity to repurchase goods sold and distributed or any instrument or agreement relating thereto and no event or circumstance exists with respect thereto that (with notice or the lapse of time or both) could give rise to such a default.

2.25  The Company maintains a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management’s general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

2.26  The issuance of the Offered Securities does not constitute an anti-dilution event for any existing security holders of the Company, pursuant to which such security holders would be entitled to additional securities or a reduction in the applicable conversion price or exercise price of any securities due to any issuance proposed to be conducted hereunder.

2.27  The Company has not granted or agreed to grant any Person any rights (including “piggy-back” registration rights) to require the Company to file a registration statement under the Securities Act with respect to any securities, or to include such securities with the Offered Securities in any registration statement, except for such as have been satisfied or waived.

2.28  All information provided to the Purchasers in connection with the transactions contemplated hereby, or contained in this Agreement and the SEC documents with respect to the business, operations, assets, results of operations and financial condition of the Company, and the transactions contemplated by this Agreement, are true and complete in all material respects and do not omit to state any material fact or facts necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

Section 3 REPRESENTATIONS AND WARRANTIES OF THE PURCHASERS.

Each Purchaser hereby, severally and not jointly, represents and warrants to the Company, as of the date hereof, as follows:

3.1 Such Purchaser is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization and has all requisite corporate or partnership power and authority to consummate the transactions contemplated hereby

3.2 Such Purchaser has full corporate or partnership power and authority to execute and deliver this Agreement and to perform its obligations hereunder. This Agreement constitutes the legal, valid and binding obligation of such Purchaser, enforceable against such Purchaser in accordance with its terms, subject to (a) laws of general application relating to bankruptcy, insolvency and the relief of debtors, (b) rules of law governing specific performance, injunctive relief and other equitable remedies, and (c) the limitations imposed by applicable federal or state securities laws on the indemnification provisions contained in this Agreement.

3.3 Investment Representations.

(a) Such Purchaser is sophisticated in transactions of this type and capable of evaluating the merits and risks of the transactions described herein and has the capacity to protect its own interests. Such Purchaser has not been formed solely for the purpose of entering into the transactions described herein and is acquiring the Offered Securities for investment for its own account, not as a nominee or agent, and not with the view to, or for resale, distribution thereof, in whole or in part.

(b) Such Purchaser has not and does not presently intend to enter into any contract, undertaking, agreement or arrangement with any Person to sell, transfer or pledge the Offered Securities, other than to an affiliate, partner or former partner of such Purchaser in compliance with the Securities Act.

(c) Such Purchaser acknowledges its understanding that the Company intends to sell the Offered Securities pursuant to a private placement exempt from registration under the Securities Act. In furtherance thereof, such Purchaser represents and warrants that it is an “accredited investor” as that term is defined in Rule 501 of Regulation D under the Securities Act, has the financial ability to bear the economic risk of its investment and has adequate means for providing for its current needs and personal contingencies.

(d) Such Purchaser agrees that it shall not sell or otherwise transfer any of the Offered Securities unless (i) pursuant to registration under the Securities Act, (ii) pursuant to Rule 144 (or any successor rule) under the Securities Act, (iii) to an affiliate, partner or former partner of such Purchaser in compliance with the Securities Act, or (iv) pursuant to an opinion of counsel reasonably satisfactory to the Company that no violation of the Securities Act will be involved in such transfer. Such Purchaser fully understands that none of the Offered Securities have been registered under the Securities Act or under the securities laws of any applicable state or other jurisdiction and, therefore, cannot be resold, pledged, assigned or otherwise disposed of unless subsequently registered under the Securities Act and under the applicable securities laws of such states or jurisdictions or an exemption from such registration is available. Such Purchaser understands the lack of liquidity and restrictions on transfer of the Offered Securities and that this investment is suitable only for a Person of adequate financial means that has no need for immediate liquidity of this investment and that can afford a total loss of its investment.

3.4 There is no legal, administrative, arbitration or other action or proceeding or governmental investigation pending, or to the knowledge of such Purchaser threatened, against such Purchaser that challenges the validity or performance of this Agreement or which, if successful, could hinder or prevent such Purchaser from performing its obligations hereunder.

3.5 Such Purchaser understands that nothing in this Agreement or any other materials presented to such Purchaser in connection with the purchase of the Offered Securities constitutes legal, tax or investment advice. Such Purchaser has consulted such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of the Offered Securities. Such Purchaser has not, and will not, rely on the fairness opinion, if any, that the Company’s financial advisor may deliver to the Company’s Board of Directors with respect to the transactions contemplated hereby.

Section 4 CONDITIONS OF THE OBLIGATIONS OF THE PURCHASERS.

The several obligations of each Purchaser to purchase and pay for the Offered Securities on the Closing Date will be subject to the satisfaction, or waiver by each Purchaser, of each of the conditions below (except for the conditions set forth in Section 4.4 which may be waived as provided therein):

4.1 The representations and warranties of the Company herein must be correct and complete on the Closing Date and the Company must have performed all of its obligations hereunder required to be performed prior to the Closing Date.

4.2 Each Purchaser must have received a customary opinion, dated the Closing Date, from Orrick, Herrington & Sutcliffe LLP, counsel for the Company, substantially in the form attached hereto as Exhibit 4.2.

4.3 Each Purchaser must have received a certificate, dated the Closing Date, of an officer of the Company in which such officer shall state that: the representations and warranties of the Company in Section 2 of this Agreement are correct as of such date; the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to the Closing Date and the condition to closing set forth in Section 4.4 has been satisfied.

4.4 The business, assets, financial condition and operations of the Company shall be substantially as represented to the Purchasers and no change shall have occurred that, in the reasonable good faith judgment of the Purchasers, is or could have a Material Adverse Effect; provided, however, that no change constituting or related solely to (i) the economy or financial markets of the United States of America in general, unless such factors have had a disproportionate adverse effect on the Company, (ii) any change, effect or development that is primarily caused by conditions generally affecting the industry in which the Company conducts its business, unless such factors have had a disproportionate adverse effect on the Company, (iii) any change that is primarily caused by the announcement or pendency of this Agreement or the transactions contemplated hereby, (iv) any change in listing of the Company’s Common Stock from the Nasdaq National Market to the Nasdaq SmallCap Market, the BBX or the OTC Bulletin Board, or (v) any adverse consequences arising from failure to pay obligations to its creditors when due so long as such failure to pay is contemplated by the Financial Plan, shall be deemed to be or have a Material Adverse Effect for the purposes of this Section; provided, further, that any violation of Section 5(c)(ii) or Section 5(c)(iii) of the Secured Promissory Note Purchase Agreement executed in connection herewith (other than solely by reason of the Company’s failure to obtain financing as projected in the Financial Plan) shall be deemed to constitute a Material Adverse Effect. The condition to Closing set forth in this Section 4.4 may be waived by a majority in interest of the Purchasers, and such waiver shall be binding upon all of the Purchasers without further action by them.

4.5 The Company shall have paid the expenses of Purchasers’ counsel incurred in connection with this Agreement, currently anticipated to be $50,000 (the “Legal Fees”).

4.6 Satisfaction of any notice period required by Nasdaq and receipt of any necessary waivers from Nasdaq.

4.7 At the Closing the number of directors of the Company shall be fixed at seven (7). Two (2) incumbent directors shall have submitted a written resignation from the Board of Directors of the Company and all committees thereof, effective on or before the Closing, to result in two (2) vacancies on the Company’s Board of Directors, and Patrick Fortune shall have been appointed a director of the Company by the remaining directors of the Company to fill one of these vacancies.

4.8 The Board of Directors of the Company shall have formed a Management Committee of the Board of Directors (the “Management Committee”) comprised of three members.

4.9 The Compensation Committee of the Board of Directors of the Company shall consist of three members, to the extent such persons are determined not to be prohibited as described in Section 8.9 below.

4.10 The Company shall have received an opinion of Houlihan Lokey Howard & Zukin to the effect that, as of the date hereof, the transactions contemplated hereby are fair, from a financial point of view, to the Company and its public stockholders, which fairness opinion shall not have been withdrawn prior to the Closing.

4.11 The Disinterested Directors shall have approved the transactions contemplated by this Agreement (which approval shall include approval of the Rights Offering). As used in this Agreement, the term “Disinterested Directors” shall mean those directors of the Company that the Company, after consulting with its outside legal counsel, shall determine in good faith to be “disinterested directors” within the meaning of Section 144 of the Delaware General Corporation Law.

4.12 In a meeting of the Company’s stockholders duly held for such purpose (the “Stockholder Meeting”), (i) a majority of the total votes cast on the proposal in person or by proxy shall have approved the issuance and sale of the Offered Securities pursuant to this Agreement, and (ii) a majority of the outstanding stock entitled to vote thereon, and a majority of the outstanding Common Stock entitled to vote thereon as a class, shall have approved in person or by proxy the amendments to the Company’s Certificate of Incorporation contained in the Series A Restated Certificate and a further amendment to the Company’s Certificate of Incorporation attached hereto as Exhibit B-1 (the “Reverse Split Restated Certificate”) to effect areverse stock split of the Common Stock whereby the Company shall issue one new share of Common Stock in exchange for not less than 5 shares nor more than 25 shares (which number of shares within such range shall be reasonably acceptable to the Purchasers) of its outstanding Common Stock (the “Reverse Stock Split”).

4.13 The Company shall have filed the Reverse Split Restated Certificate followed by the Series A Restated Certificate with the Delaware Secretary of State.

4.14 There shall not be in effect (a) any threatened in writing or pending legal suits or proceedings against or affecting any of the Purchasers relating to the transactions contemplated hereby or (b) any temporary restraining order, preliminary or permanent injunction or other order issued by any court of competent jurisdiction or governmental entity preventing the consummation of the transactions contemplated hereby shall be in effect.

4.15 The Company’s Common Stock issuable upon conversion of the Offered Securities shall be approved for listing subject to notice of issuance on the Nasdaq National Market, SmallCap Market, BBX or OTC Bulletin Board, as the case may be.

4.16 The Company shall have completed the Reverse Stock Split.

Section 5 CONDITIONS OF THE OBLIGATIONS OF THE COMPANY.

The obligations of the Company to sell the Offered Securities on the Closing Date to a Purchaser will be subject to the satisfaction, or waiver by the Company, of each of the conditions below:

5.1 The representations and warranties of such Purchaser herein must be correct and complete on the Closing Date and such Purchaser must have performed all of its obligations hereunder required to be performed prior to the Closing Date.

5.2 Satisfaction of any notice period required by Nasdaq and receipt of any necessary waivers from Nasdaq.

5.3 The Company shall have received an opinion of Houlihan Lokey Howard & Zukin to the effect that, as of the date hereof, the transactions contemplated hereby are fair, from a financial point of view, to the Company and its public stockholders, which fairness opinion shall not have been withdrawn prior to the Closing.

5.4 In the Stockholder Meeting, (i) a majority of the total votes cast on the proposal in person or by proxy shall have approved the issuance and sale of the Offered Securities pursuant to this Agreement, and (ii) a majority of the outstanding stock entitled to vote thereon, and a majority of the outstanding Common Stock entitled to vote thereon as a class, shall have approved in person or by proxy the amendments to the Company’s Certificate of Incorporation contained in the Reverse Split Restated Certificate and the Series A Restated Certificate.

Section 6 REGISTRATION OF THE REGISTRABLE SECURITIES; COMPLIANCE WITH THE SECURITIES ACT.

6.1 Registration Procedures.    The Company is obligated to do the following:

(a) No later than ten business days after the Closing Date (the “Filing Deadline”), the Company shall prepare and file with the SEC one or more registration statements (collectively, the “Registration Statement”) on Form S-1 in order to register with the SEC the resale by the Purchasers, from time to time, of the Offered Securities and the Common Stock issuable upon conversion of or as (or issuable upon the conversion or exercise of any warrant, right or other security that is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of, the Offered Securities (collectively, the “Registrable Securities”) through Nasdaq or the facilities of any national securities exchange on which the Company’s Common Stock is then traded, or in privately negotiated transactions. Unless otherwise directed by the Purchasers, the Registration Statement shall contain the Plan of Distribution attached hereto as Exhibit C. The Company shall use its best efforts to cause the Registration Statement to be declared effective as soon thereafter as possible, but in any event prior to 120 days after Closing (the “Effectiveness Deadline”).

(b) Not less than five trading days prior to the filing of a Registration Statement or any prospectus contained in a Registration Statement (a “Prospectus”) or any amendment or supplement thereto, the Company shall, (i) furnish to the Purchasers for their review copies of all such documents proposed to be filed (including documents incorporated or deemed incorporated by reference), (ii) cause its officers and directors, counsel and independent certified public accountants to respond to such inquiries as the Purchasers shall deem reasonably necessary and (iii) notify each Purchaser in writing of the information the Company requires from each such Purchaser to be included in such Registration Statement.

(c) The Company shall (i) prepare and file with the SEC (x) such amendments and supplements to each Registration Statement and the Prospectus used in connection therewith, and (y) such other filings required by the SEC, and (ii) take such other actions, in each case as may be necessary to keep the Registration Statement continuously effective and so that such Registration Statement will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and so that such Prospectus will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, until the earlier of (A) the date that the Purchasers have completed the distribution related to the Registrable Securities, or (B) such time that all Registrable Securities then held by the Purchasers can be sold without compliance with the registration requirements of the Securities Act pursuant to Rule 144(k) under the Securities Act (the “Effectiveness Period”). The Company shall not, during such period, voluntarily take any action that would result in the Purchasers not being able to offer and sell Registrable Securities during that period, unless such action is taken by the Company in good faith in compliance with Section 6.2(d) below.

(d) Furnish to the Purchasers with respect to the Registrable Securities registered under the Registration Statement such number of copies of the Registration Statement, Prospectuses (including supplemental prospectuses) and preliminary versions of the Prospectus filed with the SEC (“Preliminary Prospectuses”) in conformity with the requirements of the Securities Act and such other documents as the Purchasers may reasonably request, in order to facilitate the public sale or other disposition of all or any of the Registrable Securities by the Purchasers.

(e) Notify the Purchasers as promptly as reasonably possible and (if requested by any such Person) confirm such notice in writing no later than one trading day following the day (i) (A) when the SEC notifies the Company whether there will be a “review” of a Registration Statement and whenever the SEC comments in writing on such Registration Statement (the Company shall provide true and complete copies thereof and all written responses thereto to each of the Purchasers); and (B) with respect to a Registration Statement or any post-effective amendment, when the same has become effective; (ii) of any request by the SEC for amendments or supplements to a Registration Statement or Prospectus or for additional information; (iii) of the issuance by the SEC of any stop order suspending the effectiveness of a Registration Statement covering any or all of the Registrable Securities or the initiation of any proceedings for that purpose; (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any proceeding for such purpose; and (v) of the occurrence of any event or passage of time that makes the financial statements included in a Registration Statement ineligible for inclusion therein or any statement made in such Registration Statement or Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires any revisions to such Registration Statement, Prospectus or other documents so that, in the case of a Registration Statement, such Registration Statement will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and so that such Prospectus will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(f) File documents required of the Company for normal blue sky clearance in states reasonably specified in writing by the Purchasers prior to the effectiveness of the Registration Statement, provided, however, that the Company shall not be required to qualify to do business or consent to service of process in any jurisdiction in which it is not now so qualified or has not so consented.

(g) Use its best efforts to avoid the issuance of, or, if issued, obtain the withdrawal of (i) any order suspending the effectiveness of a Registration Statement, or (ii) any suspension of the qualification (or exemption therefrom) of any of the Registrable Securities for sale in any jurisdiction, at the earliest practicable moment.

(h) Cooperate with the Purchasers to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be delivered to any transferee pursuant to any Registration Statement free of any restrictive legends and in such denominations and registered in such names as the Purchasers may reasonably request.

(i) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter(s) of such offering. Each Purchaser participating in such underwriting shall also enter into and perform its obligations under such an agreement.

(j) In the event of any underwritten public offering, furnish, on the date that such Registrable Securities are delivered to the underwriters for sale, if such securities are being sold through underwriters, (i) an opinion, dated as of such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering, addressed to the underwriters, if any, and (ii) a letter, dated as of such date, from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering addressed to the underwriters.

(k) Cause all such Registrable Securities registered pursuant hereto to be listed on Nasdaq and each other securities exchange on which similar securities issued by the Company are then listed.

(l) The Company understands that each of the Purchasers disclaims being an underwriter, but any Purchasers being deemed an underwriter by the SEC shall not relieve the Company of any obligations it has hereunder.

6.2 Transfer of Shares After Registration; Suspension; Damages.

(a) Each Purchaser, severally and not jointly, agrees (i) that it will not sell, offer to sell, solicit offers to buy, dispose of, loan, pledge or grant any right with respect to the Registrable Securities or otherwise take an action that would constitute a sale within the meaning of the Securities Act, other than transactions exempt from the registration requirements of the Securities Act, except as contemplated in the Registration Statement referred to in Section 6.1 and as described below, (ii) that it shall be a condition precedent to the obligations of the Company to complete the registration pursuant to this Agreement with respect to the Registrable Securities of a particular Purchaser that such Purchaser shall furnish to the Company such information regarding itself, the Registrable Securities held by it and the intended method of disposition of the Registrable Securities held by it as shall be required to effect the registration of such Registrable Securities, (iii) that it shall execute such documents in connection with such registration, that are customary for resale registration statements, as the Company may reasonably request, (iv) to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of any Registration Statement hereunder, unless such Purchaser has notified the Company in writing of such Purchaser’s election to exclude all of such Purchaser’s Registrable Securities from such Registration Statement and (v) that it will promptly notify the Company of any changes in the information set forth in the Registration Statement regarding the Purchaser or its plan of distribution. Any delay of a Purchaser in taking the actions set forth in clauses (ii), (iii), (iv) and (v) of this Section 6.2(a) shall be deemed a “Purchaser Delay” for purposes of this Agreement.

(b) The Company shall: (i) prepare and file from time to time with the SEC a post-effective amendment to the Registration Statement or a supplement to the related Prospectus or a supplement or amendment to any document incorporated therein by reference or file any other required document so that such Registration Statement will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and so that, as thereafter delivered to purchasers of the Registrable Securities being sold thereunder, such Prospectus will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; (ii) provide the Purchaser copies of any documents filed pursuant to Section 6.2(b)(i); and (iii) upon request, inform each Purchaser who so requests that the Company has complied with its obligations in Section 6.2(b)(i) (or that, if the Company has filed a post-effective amendment to the Registration Statement which has not yet been declared effective, the Company will notify the Purchaser to that effect, will use its reasonable efforts to secure the effectiveness of such post-effective amendment as promptly as possible and will promptly notify the Purchaser pursuant to Section 6.2(b)(i) hereof when the amendment has become effective).

(c) Subject to paragraph (d) below, in the event: (i) of any request by the SEC or any other federal or state governmental authority during the period of effectiveness of the Registration Statement for amendments or supplements to a Registration Statement or related Prospectus or for additional information; (ii) of the issuance by the SEC or any other federal or state governmental authority of any stop order suspending the effectiveness of a Registration Statement or the initiation of any proceedings for that purpose; (iii) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction or the initiation of any proceeding for such purpose; or (iv) of any event or circumstance which necessitates the making of any changes in the Registration Statement or Prospectus, or any document incorporated or deemed to be incorporated therein by reference, so that, in the case of the Registration Statement, it will not contain any untrue statement of a material fact or any omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and that in the case of the Prospectus, it will not contain any untrue statement of a material fact or any omission to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; then the Company shall promptly deliver a certificate in writing to the Purchaser (the “Suspension Notice”) to the effect of the foregoing and, upon receipt of such Suspension

Notice, the Purchaser will refrain from selling any Registrable Securities pursuant to the Registration Statement (a “Suspension”) until the Purchaser’s receipt of copies of a supplemented or amended Prospectus prepared and filed by the Company, or until it is advised in writing by the Company that the current Prospectus may be used, and has received copies of any additional or supplemental filings that are incorporated or deemed incorporated by reference in any such Prospectus. In the event of any Suspension, the Company will use its best efforts to cause the use of the Prospectus so suspended to be resumed as soon as reasonably practicable but in any event within forty-five (45) days after delivery of a Suspension Notice to Purchasers. In addition to and without limiting any other remedies (including, without limitation, at law or at equity) available to the Purchaser, the Purchaser shall be entitled to specific performance in the event that the Company fails to comply with the provisions of this Section 6.2(c).

(d) otwithstanding the foregoing paragraphs of this Section 6.2, the Purchasers shall not be prohibited from selling Registrable Securities under the Registration Statement as a result of Suspensions on more than three occasions of not more than forty-five (45) days each and not more than ninety (90) days in the aggregate in any twelve month period.

(e) Provided that a Suspension in accordance with paragraphs (c) and (d) of this Section 6.2 is not then in effect a Purchaser may sell Registrable Securities under the Registration Statement, provided that it arranges for delivery of a current Prospectus to the transferee of such Registrable Securities. Upon receipt of a request therefor, the Company will provide an adequate number of current Prospectuses to the Purchaser and to any other parties requiring such Prospectuses.

(f) In the event of a sale of Registrable Securities by a Purchaser, unless such requirement is waived by the Company in writing, such Purchaser shall deliver to the Company’s transfer agent, with a copy to the Company, a Certificate of Subsequent Sale substantially in the form attached hereto as Exhibit D, so that the shares may be properly transferred.

(g) Liquidated Damages.    If (i) a Registration Statement covering all of the Registrable Securities (a) is not filed with the SEC on or prior to the Filing Deadline or (b) has not been declared effective by the SEC on or prior to the Effectiveness Deadline, or (ii) a Registration Statement ceases to be effective as to, or ceases to be available to the Purchasers with respect to, all Registrable Securities to which it is required to relate at any time prior to the expiration of the Effectiveness Period other than during the continuance and for the enumerated time periods of any Suspension in accordance with paragraphs (c) and (d) of this Section 6.2 (any such event, a “Registration Default”), then the Company shall pay each Purchaser liquidated damages in an amount equal to one percent (1.0%) of the aggregate purchase price paid by such Purchaser for the Registrable Securities available for sale under the Registration Statement at the time of the Registration Default per calendar month, including a pro rata portion thereof for any partial calendar month, that such Registration Default continues (“Liquidated Damages”); provided, however, that no Purchaser shall be entitled to Liquidated Damages with respect to any Registrable Securities previously sold or then eligible to be sold within a three (3) month period without compliance with the registration requirements of the Securities Act under Rule 144 of the Securities Act. The Company shall not in any event be required to pay Liquidated Damages for more than one Registration Default at any given time, and upon cure of a Registration Default (by the filing or the declaration of effectiveness of the Registration Statement, as applicable) such Liquidated Damages shall cease to accrue. All accrued Liquidated Damages shall be paid in cash to the Purchasers entitled thereto, in proportion to the aggregate number of Registrable Securities beneficially owned by each such Purchaser. Notwithstanding anything in the foregoing to the contrary, all periods in clauses (i) – (ii) shall be tolled to the extent of any delays caused solely by any Purchaser Delay.

6.3 Expenses of Registration.    Except as specifically provided herein, all expenses incurred by the Company in complying with Section 6 hereof, including, all registration and filing fees, printing expenses, fees and disbursements of counsel for the Company, reasonable fees and expenses of one counsel to the Purchasers (which shall be in addition to any fees pursuant to Sections 4.5 and 7), blue sky fees and expenses, fees and the expense of any special audits incident to or required by any such registration (but excluding the compensation of regular employees of the Company which shall be paid in any event by the Company) (collectively, the

“Registration Expenses”) shall be borne by the Company. All underwriting discounts and selling commissions applicable to a sale incurred in connection with any registrations hereunder shall be borne by the holders of the securities so registered pro rata on the basis of the number of shares so sold.

6.4 Delay of Registration; Furnishing Information.    The Purchasers shall furnish to the Company such information regarding themselves, the Registrable Securities held by them and the intended method of disposition of such securities as shall be required to effect the registration of their Registrable Securities. Furthermore, each Purchaser, severally and not jointly, agrees to promptly notify the Company of any changes in the information set forth in a registration statement regarding such Purchaser or its plan of distribution set forth in such registration statement.

6.5 Indemnification.    In the event any Registrable Securities are included in a registration statement under this Section 6.

(a) The Company will indemnify and hold harmless each Purchaser, the partners, officers and directors of each Purchaser, any underwriter (as defined in the Securities Act) for such Purchaser and each Person, if any, who controls such Purchaser or underwriter within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages, or liabilities (joint or several) to which they may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a “Violation”): (i) any untrue statement or alleged untrue statement of a material fact contained in a Registration Statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any state securities law in connection with the offering covered by such registration statement; and the Company will pay as incurred to each such Purchaser, partner, officer, director, underwriter or controlling Person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this Section 6.6 shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company, which consent shall not be unreasonably withheld, unless such settlement (x) includes an unconditional release of the Company from all liability on any claims that are the subject matter of such action, and (y) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of the Company; provided, further, that the Company shall not be liable in any such case for any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for inclusion in such Registration Statement, prospectus, amendment or supplement by such Purchaser, partner, officer, director, underwriter or controlling Person of such Purchaser; provided, further, that this indemnification agreement will be in addition to any liability which the Company may otherwise have to the Purchasers.

(b) Each Purchaser will, if Registrable Securities held by such Purchaser are included in the securities as to which such Registration Statement, prospectus, amendment or supplement is being filed, severally and not jointly, indemnify and hold harmless the Company, each of its directors, its officers and each Person, if any, who controls the Company within the meaning of the Securities Act, any underwriter and any other Purchaser selling securities under such registration statement or any of such other Purchaser’s partners, directors or officers or any Person who controls such Purchaser, against any losses, claims, damages or liabilities (joint or several) to which the Company or any such director, officer, controlling Person, underwriter or other such Purchaser, or partner, director, officer or controlling Person of such other Purchaser may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereto) arise out of or are based upon any

Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Purchaser under an instrument duly executed by such Purchaser and stated to be specifically for use in connection with such Registration Statement, prospectus, amendment or supplement; and each such Purchaser will pay as incurred any legal or other expenses reasonably incurred by the Company or any such director, officer, controlling Person, underwriter or other Person registering shares under such registration, or partner, officer, director or controlling Person of such other Person registering shares under such Registration Statement in connection with investigating or defending any such loss, claim, damage, liability or action if it is judicially determined that there was such a Violation; provided, however, that the indemnity agreement contained in this Section 6.5 shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Purchaser, which consent shall not be unreasonably withheld, unless such settlement (x) includes an unconditional release of such Purchaser from all liability on any claims that are the subject matter of such action, and (y) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of such Purchaser; provided, further, that in no event shall any indemnity under this Section 6.5 exceed the dollar amount of the proceeds to be received by such Purchaser from the sale of such Purchaser’s Registrable Securities pursuant to the Registration Statement.

(c) Promptly after receipt by an indemnified party under this Section 6.5 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 6.5, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party shall have the right to retain its own counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any liability to the indemnified party under this Section 6.5, unless and to the extent that such failure is materially prejudicial to the indemnifying party’s ability to defend such action, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 6.5.

(d) If the indemnification provided for in this Section 6.5 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any losses,claims, damages or liabilities referred to herein, the indemnifying party, in lieu of indemnifying such indemnified party thereunder, shall to the extent permitted by applicable law contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability (i) in such proportion as is appropriate to reflect the relative benefits received by the indemnifying party or parties on the one hand and the indemnified party on the other from the sale of the Registrable Securities pursuant to the Registration Statement, or (ii) if such allocation is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits but also the relative fault of the indemnifying party or parties on the one hand and the indemnified party on the other in connection with the Violation(s) that resulted in such loss, claim, damage or liability, as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by a court of law by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission; provided, that in no event shall any contribution by a Purchaser hereunder exceed the dollar amount of the proceeds to be received by such Purchaser from the sale of such Purchaser’s Registrable Securities pursuant to the Registration Statement.

(e) The obligations of the Company and the Purchasers under this Section 6.6 shall survive completion of any offering of Registrable Securities in a Registration Statement and the termination of this Agreement.

6.6 Agreement to Furnish Information.    In connection with an underwritten registration in which such Purchaser is participating, each Purchaser agrees to execute and deliver such other agreements as may be reasonably requested by the Company or the underwriter. In addition, if requested by the Company or the representative of the underwriters of Common Stock (or other securities) of the Company, each Purchaser shall provide such information related to such Purchaser as may be required by the Company or such representative in connection with the completion of any public offering of the Company’s securities pursuant to a registration statement filed under the Securities Act.

6.7 Assignment of Registration Rights.    The rights to cause the Company to register Registrable Securities pursuant to this Section 6 may be assigned (but only with the related obligations) by a Purchaser, provided (i) each transfer to each transferee or designee involve either (X) all shares of Offered Securities held by such Purchaser, (Y) not less than four hundred thousand (400,000) shares (as adjusted for stock splits, stock dividends, reclassification and the like) of Common Stock, or (Z) an affiliate, partner or former partner of such Purchaser, (ii) the Company is, within a reasonable time after such transfer, furnished with written notice of the name and address of such transferee or assignee, (iii) such transferee or assignee agrees in writing to assume the obligations of this Section 6 and Sections 8 through 14 of this Agreement and (iv) such assignment shall be effective only if immediately following such transfer the further disposition of such shares by the transferee or assignee is restricted under the Securities Act.

6.8 Rule 144 Reporting.    With a view to making available to the Purchasers the benefits of certain rules and regulations of the SEC which may permit the sale of the Registrable Securities to the public without registration, the Company agrees to use its best efforts to:

(a) Make and keep public information available, as those terms are understood and defined in SEC Rule 144 or any similar or analogous rule promulgated under the Securities Act;

(b) File with the SEC, in a timely manner, all reports and other documents required of the Company under the Exchange Act; and

(c) So long as a Purchaser owns any Registrable Securities, furnish to such Purchaser forthwith upon request: a written statement by the Company as to its compliance with the reporting requirements of said Rule 144 of the Securities Act, and of the Exchange Act (at any time after it has become subject to such reporting requirements); a copy of the most recent annual or quarterly report of the Company; and such other reports and documents as a Purchaser may reasonably request in availing itself of any rule or regulation of the SEC allowing it to sell any such securities without registration.

6.9 S-3 Eligibility.    The Company will use its best efforts to (i) file all reports required to be filed by the Company with the SEC in a timely manner and (ii) take all other necessary action so as to regain and thereafter maintain eligibility for the use of Form S-3.

6.10 Termination of Registration Rights.    The Company’s obligations pursuant to this Section 6 shall terminate with respect to each Purchaser severally upon the earlier of (a) the date that any Purchaser has completed the distribution related to such Purchaser’s Registrable Securities, or (b) the second anniversary of the Closing Date, with respect to any Purchaser who may at such date sell all of such Purchaser’s Registrable Securities under Rule 144(k) (or any successor rule) under the Securities Act. Following a termination of the Company’s obligations pursuant to the preceding sentence with respect to a Purchaser, any Offered Securities held by such Purchaser shall not be deemed to be “Registrable Securities” thereafter, and the obligations of such Purchaser pursuant to this Section 6 shall also terminate.

6.11 Amendment of Registration Rights.    Provisions of this Section 6 may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and Purchasers who then hold a majority of the outstanding Registrable Securities. Any amendment or waiver effected in accordance with this Section 6.10 shall be binding upon each Purchaser and the Company. No such amendment shall be effective to the extent that it applies to less than all of the holders of the Registrable Securities.

Section 7 EXPENSES.

Except as set forth in Sections 4.5 and 6.3, the Company, on the one hand, and each Purchaser, on the other hand, are each responsible for its own expenses associated with the purchases and sales of the Offered Securities pursuant to the terms of this Agreement; provided, that the Company will pay, on the Closing Date, the reasonable legal fees and expenses of one legal counsel to the Purchasers.

Section 8 COVENANTS.

8.1 Confidentiality of Records.    Each Purchaser agrees to use, and to use its best efforts to insure that it and its authorized representatives use, the same degree of care as such Person uses to protect its own confidential information to keep confidential any information furnished to it which the Company identifies as being confidential or proprietary, including any information previously delivered under any confidentiality or nondisclosure agreement entered into in connection with this transaction, except that such Person may disclose such proprietary or confidential information to any partner, subsidiary or parent of such Person for the purpose of evaluating its investment in the Company as long as such partner, subsidiary or parent is advised of the confidentiality provisions of this Section 8.1; provided, however, information shall not be deemed to be confidential if (i) it is within the public domain or has been publicly disclosed, or enters into the public domain or is publicly disclosed through no fault of such Purchaser; (ii) was in the unrestricted possession of such Purchaser prior to its receipt from the Company; or (iii) is received from a third party not under an obligation of confidentiality with respect thereto. Notwithstanding the above, a Purchaser shall not be in violation of this Section 8.1 with regard to a disclosure that was in response to a valid order by a court or other governmental body or as required by law or regulation, provided that such Purchaser provides the Company with prior written notice of such disclosure in order to permit the Company to seek confidential treatment or other appropriate remedy of such confidential information; provided that, in the event that such confidential treatment or other remedy is not requested or obtained, the Purchaser shall furnish only that part of the confidential information that is legally required and shall exercise its reasonable best efforts to ensure that the confidential information so obtained is accorded treatment as confidential property.

8.2 Prohibition on Use of Insider Information.    Each Purchaser understands that federal and state securities laws prohibit trading in the Company’s securities while such Purchaser is in the possession of “material nonpublic information” concerning the Company and/or its affiliates. Each Purchaser represents that it has been advised by its counsel of such laws and the consequences of breaking such laws.

8.3 Stockholder Meeting.    The Company shall, in accordance with the laws of the State of Delaware and the Company’s Certificate of Incorporation and By-laws, as each may be amended, use its best efforts to convene the Stockholder Meeting within 30 days after the date of the Proxy Statement, to consider and vote upon the proposals described in Section 4.10, provided that the Company, in its sole discretion, may also solicit stockholder approval of the other proposals described in Section 5.4 at such meeting.

8.4 Proxy Statement.    As soon as practicable after the date hereof, the Company shall prepare and file with the SEC a proxy statement meeting the requirements of Section 14 of the Exchange Act and the related rules and regulations thereunder promulgated by the SEC (the “Proxy Statement”) for the Stockholder Meeting. The Company shall use its best efforts to respond as promptly as practicable to any comments of the SEC with respect thereto and to cause the Proxy Statement to be mailed to the stockholders of the Company as promptly as practicable after the date hereof. The Company shall keep the Purchasers apprised of the status of matters relating to the Proxy Statement and the Stockholder Meeting, including promptly furnishing the Purchasers and their counsel with copies of notices or other communications related to the Proxy Statement, the Stockholder Meeting or the transactions contemplated hereby received by the Company from the SEC or Nasdaq and shall provide the Purchasers an opportunity to comment thereon.

8.5 Support Agreement and Purchaser Proxy.    At every meeting of the stockholders of the Company called with respect to the transactions contemplated by this Agreement, and on every action or approval by written consent of the stockholders of the Company with respect to the transactions contemplated by this Agreement, each Purchaser hereby agrees to vote all shares of the Company’s voting securities held of record by such Purchaser on the applicable record date established for such vote in favor of approval of the transactions contemplated by this Agreement and any matter that could reasonably be expected to facilitate the transactions contemplated by this Agreement, including, without limitation, amendments to the Company’s Employee Stock Purchase Plan and 2000 Stock Incentive Plan to increase the shares available under the ESPP by the number of shares necessary to cause the shares available under such plan immediately after the Closing to equal 5% of the fully diluted Common Stock of the Company immediately after the Closing and to increase the shares available under the 2000 Stock Incentive Plan by the number of shares necessary to cause the shares available under such plan immediately after the Closing to equal 20% of the fully diluted Common Stock of the Company immediately after the Closing. As used herein, the term “fully diluted Common Stock” shall mean all of the outstanding shares of Common Stock, assuming conversion, exchange and exercise of all outstanding securities convertible, exchangeable or exerciseable for shares of Common Stock, together with all shares then available under the ESPP and any of the Company’s stock option plans, as increased as contemplated by the previous sentence. In order to effectuate the foregoing, each Purchaser shall execute, acknowledge and deliver such instruments and take such other actions as may be reasonably necessary to fulfill their respective obligations under this Section 8.5.

8.6 Rights Offering.    The Company will use its best efforts to conduct the Rights Offering as soon as reasonably practicable after the Closing. As used herein, the term “Rights Offering” shall mean a registered public offering by the Company at the Purchase Price Per Share to the Company’s stockholders of record as of the last business day prior to Closing Date (the “Record Date”) other than the Purchasers (the “Remaining Stockholders”) of such number of newly issued shares of the Company’s Series A Preferred Stock, as would be necessary to enable each of the Remaining Stockholders to maintain the percentage ownership interest in the Company held by each such Remaining Stockholder on the Record Date.

8.7 Management Committee.    Effective on and after the Closing, the Board of Directors of the Company shall create a Management Committee comprised of 3 board members, at least 2 of which shall be designated by a majority of the outstanding Series A Preferred Stock voting separately as a class (the “Series A MC Designees”). From and after the Closing, the Company shall provide to the Management Committee, on or prior to the 30th day of each month, a report as to the Company’s consolidated financial results for the prior month, which report shall contain such financial information regarding the consolidated financial results for the prior month as the Management Committee shall request and is reasonably available to the Company. The Company shall make its executive officers reasonably available at reasonable times to answer such questions regarding the report as the Management Committee shall reasonably ask.

8.8 Compensation Committee.    Effective on and after the Closing, the Compensation Committee of the Company’s Board of Directors shall be comprised of 3 board members, at least 2 of which shall be designated by a majority of the outstanding Series A Preferred Stock voting separately as a class (the “Series A CC Designees”), to the extent that the Company shall, after consulting with its outside legal counsel, determine in good faith that each such individual would not be prohibited from being a member of the Company’s Compensation Committee in light of applicable law and relevant SEC and NASD rules and regulations. In the event the Company shall, after consulting with its outside legal counsel, determine in good faith that one or both of the Series A CC Designees are prohibited from being members of the Company’s Compensation Committee in light of applicable law and relevant SEC and NASD rules and regulations, and until such time as a majority of the outstanding Series A Preferred Stock voting separately as a class shall designate one or more appropriate individuals, as the case may be, in compliance with the foregoing provisions, the Company’s Board of Directors shall be entitled to fill any vacancy on the Compensation Committee created thereby. No officer of the Company (as that term is defined in Section 16 of the Securities Exchange Act of 1934, as amended, and Rule 16a-1 thereunder) shall be entitled to any compensation from the Company and the Company shall not pay any compensation to any such officer except such compensation as shall have been approved by the Compensation Committee.

8.9 Reasonable Best Efforts to Close.    Each of the parties shall use its reasonable best efforts to take, or cause to be taken, all actions, and to do, or cause to be done, and to assist and cooperate with the other parties in doing, all things necessary, proper or advisable to consummate and make effective, in the most expeditious manner practicable, the transactions contemplated by this Agreement.

8.10 Use of Proceeds.    The Company shall use the proceeds from the sale and issuance of the Offered Securities only for working capital and general corporate purposes.

8.11 Charles River Shares.    Notwithstanding anything else herein to the contrary, the parties acknowledge that the Company may issue to Charles River Laboratories, Inc. that number of shares of Series A Preferred Stock equal to $289,500 divided by the Purchase Price Per Share in exchange for cancellation of unpaid trade indebtedness (the “Charles River Shares”).

8.12 Hines Warrant.    Notwithstanding anything else herein to the contrary, the parties acknowledge that the Company may issue to the landlord on its lease for 740 Bay Road a 10-year warrant to purchase shares of Series A Preferred Stock (or Common Stock under certain circumstances with a different exercise price) of the Company having an exercise price equal to the Purchase Price Per Share, and has agreed to grant the same registration rights applicable to the Registrable Securities to such landlord with respect to the shares of Series A Preferred Stock and the Common Stock issuable upon conversion of or as (or issuable upon the conversion or exercise of any warrant, right or other security that is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of, such shares of Series A Preferred Stock issuable upon exercise of such warrant. The number of shares of Series A Preferred Stock issuable upon exercise of the foregoing warrant (the “Hines Shares”) shall be equal to a minimum of 900,000 shares, plus 0.05 shares for each dollar, if any, by which the aggregate Investment Amount, as adjusted pursuant to Section 1.1(c) above shall at Closing exceed  $10 million, rounded up to the nearest whole share.

8.13 Legacy Warrant.    Notwithstanding anything else herein to the contrary, the parties acknowledge that the Company may issue to the landlord on its various Menlo Park leases a 10-year warrant to purchase shares of Series A Preferred Stock (or Common Stock under certain circumstances with a different exercise price) of the Company having an exercise price equal to the closing price of the Company’s Common Stock on the business day immediately preceding the Closing, and has agreed to grant the same registration rights applicable to the Registrable Securities to such landlord with respect to the shares of Series A Preferred Stock and Common Stock issuable upon conversion of or as (or issuable upon the conversion or exercise of any warrant, right or other security that is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of, such shares of Series A Preferred Stock issuable upon exercise of such warrant. The number of shares of Series A Preferred Stock issuable upon exercise of the foregoing warrant (the “Legacy Shares”) shall be equal to 250,000.

Section 9  EXEMPTION FROM REGISTRATION; LEGEND.

The Offered Securities will be issued under an exemption or exemptions from registration under the Securities Act, and are also subject to certain rights and obligations set forth herein. Accordingly, the certificates evidencing the Offered Securities shall, upon issuance, contain a legend substantially in the form as follows (it being understood that such legend shall not be deemed to modify the agreed right of each Purchaser to transfer securities to an affiliate, partner or former partner of such Purchaser in compliance with the Securities Act, without provision of an opinion or other contractual restriction, as contemplated pursuant to Section 3.3(d) hereof):

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR APPLICABLE STATE SECURITIES LAWS AND NO INTEREST HEREIN MAY BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS (1) A REGISTRATION STATEMENT WITH RESPECT TO SUCH SECURITIES SHALL BE EFFECTIVE UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR (2) SUCH SECURITIES ARE TRANSFERRED PURSUANT TO RULE 144 PROMULGATED UNDER THE ACT (OR ANY SUCCESSOR RULE) OR (3) THE ISSUER OF THESE SECURITIES SHALL HAVE RECEIVED AN OPINION OF COUNSEL FOR THE HOLDER OF THESE SECURITIES SATISFACTORY TO THE ISSUER THAT NO VIOLATION OF THE ACT OR SIMILAR STATE SECURITIES LAWS WILL BE INVOLVED IN SUCH TRANSFER.

Section 10  TERMINATION.

10.1  Termination Events.    Without prejudice to the other remedies which may be available to the parties by law or this Agreement, this Agreement may be terminated and the transactions contemplated hereby may be abandoned at any time prior to the Closing:

(a) Mutually, by the written consent of the Company and a majority in interest of the Purchasers, and such consent shall be binding upon all of the Purchasers without further action by them.

(b) By either the Company or by any Purchaser (solely with respect to such Purchaser’s rights and obligations hereunder) by giving written notice to each of the other parties if the Closing shall not have occurred on or prior to August 31, 2003 or such party’s conditions to closing become incapable of being satisfied by such date; provided that the party seeking termination pursuant to this subsection (b) shall not be available to any party whose breach of a representation or warranty or failure to fulfill any obligation under this Agreement has been the cause of, or resulted in, the failure of the Closing to occur on or before such date.

(c) By either the Company or by any Purchaser (solely with respect to such Purchaser’s rights and obligations hereunder) by giving written notice to each of the other parties if the requisite stockholder approval of the Series A Restated Certificate is not obtained at the Stockholder Meeting.

(d) By the Company in the event the Company’s Board of Directors receives a Superior Proposal, by providing not less than ten (10) business days’ prior written notice of such termination to each Purchaser. As used in this Agreement, the term “Superior Proposal” shall mean any Alternative Proposal (as defined below) that the Disinterested Directors shall have determined in good faith, after consulting with the Company’s outside legal counsel, to be superior from a financial point of view to the transactions contemplated by this Agreement, and which requires the Disinterested Directors to change or withdraw their recommendation of this Agreement in order for the Disinterested Directors to comply with their fiduciary duties to the Company’s stockholders or creditors under applicable law. As used in this Agreement, the term “Alternative Proposal” shall mean any proposal or offer from any Person other than the Purchasers to effect a Change of Control. As used in this Agreement, the term “Change of Control” shall mean (i)(x) any consolidation or merger of the Company with or into any other Person, or any other corporate reorganization, in which the stockholders of the Company immediately prior to such consolidation, merger or reorganization own less than 50% of the Company’s voting power or the voting power of the surviving entity or the ultimate parent of the surviving entity immediately after such consolidation, merger or reorganization, or (y) any transaction or series of related transactions not included in clause (x) to which the Company is a party in which in excess of 50% of the Company’s voting power is transferred to another Person or group for purposes of Section 13(d) under the Securities Exchange Act of 1934, as amended, or (ii) a sale, lease or other disposition of all or substantially all of the assets of the Company to any other Person. As used in this Agreement, the term “Person” shall mean any individual, sole proprietorship, partnership, joint venture, trust, unincorporated organization, association, corporation, limited liability company, institution, public benefit corporation, other entity or government (whether federal, state, county, city, municipal, local, foreign, or otherwise, including any instrumentality, division, agency, body or department thereof), whether constituting a separate legal entity or not.

10.2 Effects of Termination.    In the event of any termination of this Agreement pursuant to Section 10.1, all rights and obligations of the applicable parties hereunder shall terminate without any liability on the part of the terminating party in respect thereof; provided, however, that (i) such termination shall not relieve the Company or any Purchaser of any liability for any prior breach or non-fulfillment of, or non-compliance with, this Agreement, (ii) the provisions of this Section 10.2 and of Sections 8.1 and 8.2 below shall survive any such termination, and (iii) the Company shall pay the Legal Fees.

Section 11 NOTICES.

All notices, requests, consents and other communications hereunder shall be in writing, shall be mailed (A) if within domestic United States by first-class registered or certified airmail, or nationally recognized overnight express courier, postage prepaid, or by facsimile, or (B) if delivered from outside the United States, by International Federal Express (or comparable service) or facsimile, and shall be deemed given (i) if delivered by first-class registered or certified mail domestic, three business days after so mailed, (ii) if delivered by nationally recognized overnight carrier, one (1) business day after so mailed, (iii) if delivered by International Federal Express (or comparable service), two (2) business days after so mailed, (iv) if delivered by facsimile, upon electric confirmation of receipt and shall be delivered as addressed as follows:

(a) if to the Company, to:

700 Bay Road

Redwood City, CA 94063

Attention:  Chief Financial Officer

Telephone:  (650) 569-5100

Telecopy:  (650) 569-5563

(b)	with a copy mailed to:

General Counsel at above address

(c)	with a copy mailed to:

Orrick, Herrington & Sutcliffe LLP

400 Sansome Street

San Francisco, CA 94111

Attention:  Alan Talkington, Esq.

Telephone:  (415) 773-5762

Telecopy:  (415) 773-5759

(d) if to a Purchaser, at its address on a Signature Page hereto, or at such other address or addresses as may have been furnished to the Company in writing.

Section 12 AMENDMENT AND WAIVER.

12.1  Except as set forth in Section 6.11 or otherwise expressly provided, this Agreement may be amended or modified only upon the written consent of the Company and a majority in interest of the Purchasers, which consent shall be binding upon all of the Purchasers without further action by them.

12.2  Except as otherwise expressly provided herein, (i) rights of the Company arising under this Agreement may only be waived in writing by the Company, (ii) rights of any Purchaser arising under this Agreement may only be waived in writing by a majority in interest of the Purchasers, which waiver shall be binding upon all of the Purchasers without further action by them, (iii) obligations of the Purchasers under this Agreement may only be waived by the Company, and (iv) obligations of the Company under this Agreement may only be waived by a majority in interest of the Purchasers, which waiver shall be binding upon all of the Purchasers without further action by them.

Section 13 SUCCESSORS.

Except as set forth in Section 6.7, this Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and no other Person will have any right or obligation hereunder.

Section 14 ENTIRE AGREEMENT.

This Agreement and the documents and instruments and other agreements delivered pursuant hereto, including the exhibits and schedules, constitute the entire agreement among the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof, including any confidentiality or non-disclosure agreement entered into in connection with this transaction.

Section 15 COUNTERPARTS.

This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same Agreement.

Section 16 APPLICABLE LAW AND VENUE.

This Agreement shall be governed by, and construed in accordance with, the laws of the State of California, without regard to principles of conflicts of laws.

[Signature Pages Follow]

IN WITNESS WHEREOF, this Agreement is entered into by the undersigned parties as of the date first written above.

DELTAGEN, INC.

By:
Name:
Title:

The Sprout Investors:

SPROUT VENTURE CAPITAL, L.P.

By:	DLJ Capital Corporation, Its General Partner

By:
Kathleen D. La Porte
Managing Director

Address:	Ivy B. Dodes
Credit Suisse First Boston
11 Madison Avenue
New York, New York 10010
Fax: (212) 538-8245

SPROUT CEO FUND, L.P.

By:	DLJ Capital Corporation, Its General Partner

By:
Kathleen D. La Porte
Managing Director
Address:	[As above]

DLJ CAPITAL CORPORATION

By:
Kathleen D. La Porte
Managing Director
Address:	[As above]

DLJ ESC II, L.P.

By:	DLJ LBO Plans Management Corporation, Its General Partner

By:
Kathleen D. La Porte
Attorney In Fact
Address:	[As above]

SPROUT CAPITAL, VIII, L.P.
By:	DLJ Capital Corporation, Its Managing General Partner

By:
Kathleen D. La Porte
Managing Director
Address: [As above]

The Boston Millennia Investors:

BOSTON MILLENNIA PARTNERS II LIMITED PARTNERSHIP

	By:	Glen Partners II Limited Partnership

By:
General Partner

Address: Martin J. Hernon [To confirm]
Boston Millennia Partners
30 Rowes Wharf
Boston, MA 02110-3345
Fax: (617) 428-5160 [To confirm]

BOSTON MILLENNIA PARTNERS II-A LIMITED PARTNERSHIP

	By:	Glen Partners II Limited Partnership

By:
General Partner

Address: [As above]

BOSTON MILLENNIA PARTNERS GMBH & CO. KG

	By:	Boston Millennia Verwaltungs GmbH

By:
Managing Director

Address: [As above]

BOSTON MILLENNIA ASSOCIATES II PARTNERSHIP

By:
General Partner

Address: [As above]

STRATEGIC ADVISORS FUND LIMITED PARTNERSHIP

	By:	Glen Partners II Limited Partnership, its General Partner

By:
General Partner

Address: [As above]

The Stipa Investors:

STIPA INVESTMENTS, L.P.

	By:	Baccharis Capital, Inc. Its General Partner

By:
F. Noel Perry Managing Director

Address: F. Noel Perry
Stipa Investments, L.P
2420 Sand Hill Road, Suite 100
Menlo Park, CA 94025
Fax: (650) 854-3025

[OTHERS]

By:

Name:
Title:

Address:

EXHIBIT A

INVESTORS

Name and Address	Investment Amount
SPROUT VENTURE CAPITAL, L.P. SPROUT CEO FUND, L.P. DLJ CAPITAL CORPORATION DLJ ESC II, L.P. SPROUT CAPITAL, VIII, L.P. (with such allocation of the Investment Amount among such entities as such entities shall determine and provide to Deltagen in writing prior to the Closing) (collectively, the “Sprout Investors”)	$4,915,672
Boston Millennia Partners II Limited Partnership (a “Boston Millennia Investor”)	$1,278,225
Boston Millennia Partners II-A Limited Partnership (a “Boston Millennia Investor”)	$ 61,233
Boston Millennia Partners GMBH & CO. KG (a “Boston Millennia Investor”)	$ 182,021
Boston Millennia Associates II Partnership (a “Boston Millennia Investor”)	$ 7,471
Strategic Advisors Fund Limited Partnership (a “Boston Millennia Investor”)	$ 11,507
Stipa Investments, L.P.	$3,543,871
[Additional Purchasers]	$[ ]
Total	$[ ]

EXHIBIT B-1

RESTATED CERTIFICATE OF INCORPORATION

OF

DELTAGEN, INC.

[to be filed immediately prior to filing the Series A Charter]

Deltagen, Inc., a corporation organized and existing under the laws of the State of Delaware, hereby certifies as follows:

FIRST. The name of the corporation is Deltagen, Inc.

SECOND. The date of filing of the corporation’s original Certificate of Incorporation with the Secretary of State of Delaware was January 28, 1997.

THIRD. The Certificate of Incorporation of the corporation shall be amended and restated to read in full as follows:

ARTICLE I

The name of the corporation is Deltagen, Inc.

ARTICLE II

The address of its registered office in the State of Delaware is Corporation Trust Center, 1209 Orange Street, in the City of Wilmington, County of New Castle, Delaware 19801. The name of its registered agent at such address is The Corporation Trust Company.

ARTICLE III

The nature of the business or purposes to be conducted or promoted is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.

ARTICLE IV

Effective upon the filing of this Amended and Restated Certificate of Incorporation with the Delaware Secretary of State, each [5 to 25] outstanding shares of the Corporation’s Common Stock shall be combined and reconstituted as one share of the Corporation’s Common Stock (the “Reverse Split”). The Reverse Split shall occur without any further action on the part of the Corporation or the holders of shares of Common Stock and whether or not certificates representing such holders’ shares prior to the Reverse Split are surrendered for cancellation. No fractional shares shall be issued upon the combination and reconstitution of the Common Stock. In lieu of any fractional shares resulting from the combination and reconstitution (after aggregation of all shares of Common Stock held by a holder) to which such holder would otherwise be entitled, the Corporation shall pay such holder the cash value of such fractional share as determined by the Corporation’s Board of Directors and such fractional shares shall be cancelled.

(A) Classes of Stock.    The total number of shares of all classes of capital stock which the corporation shall have authority to issue is                      (                    ), [to be equal to 80,000,000 divided by [5 to 25]] of which                  (                ) shares [to be equal to 75,000,000 divided by [5 to 25]] of the par value of one tenth of

one cent ($.001) each shall be Common Stock (the “Common Stock”) and                  (                ) shares [to be equal to 5,000,000 divided by [5 to 25]] of the par value of one tenth of one cent ($.001) each shall be Preferred Stock (the “Preferred Stock”). The number of authorized shares of Common Stock or Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the then outstanding shares of Common Stock and Preferred Stock voting together as a single class, without a vote of the holders of the Preferred Stock or of any series thereof voting as a separate class, unless a vote of any such Preferred Stock holders is required pursuant to the provisions established by the Board of Directors of this corporation (the “Board of Directors”) in the resolution or resolutions providing for the issue of such Preferred Stock, and if such holders of such Preferred Stock are so entitled to vote thereon, then, except as may otherwise be set forth in this Restated Certificate of Incorporation, the only stockholder approval required shall be the affirmative vote of a majority of the combined voting power of the Common Stock and the Preferred Stock so entitled to vote.

(B) Preferred Stock.    The Preferred Stock may be issued from time to time in one or more series. The Board of Directors is expressly authorized to provide for the issue, in one or more series, of all or any of the remaining shares of Preferred Stock and, in the resolution or resolutions providing for such issue, to establish for each such series the number of its shares, the voting powers, full or limited, of the shares of such series, or that such shares shall have no voting powers, and the designations, preferences and relative, participating, optional or other special rights of the shares of such series, and the qualifications, limitations or restrictions thereof. The Board of Directors is also expressly authorized (unless forbidden in the resolution or resolutions providing for such issue) to increase or decrease (but not below the number of shares of the series then outstanding) the number of shares of any series subsequent to the issuance of shares of that series. In case the number of shares of any such series shall be so decreased, the shares constituting such decrease shall resume the status that they had prior to the adoption of the resolution originally fixing the number of shares of such series.

(C) Common Stock.

(1) Relative Rights of Preferred Stock and Common Stock.    All preferences, voting powers, relative, participating, optional or other special rights and privileges, and qualifications, limitations, or restrictions of the Common Stock are expressly made subject and subordinate to those that may be fixed with respect to any shares of the Preferred Stock.

(2) Voting Rights.    Except as otherwise required by law or this Restated Certificate of Incorporation, each holder of Common Stock shall have one vote in respect of each share of stock held by such holder of record on the books of the corporation for the election of directors and on all matters submitted to a vote of stockholders of the corporation.

(3) Dividends.    Subject to the preferential rights of the Preferred Stock, the holders of shares of Common Stock shall be entitled to receive, when and if declared by the Board of Directors, out of the assets of the corporation which are by law available therefor, dividends payable either in cash, in property or in shares of capital stock.

(4) Dissolution, Liquidation or Winding Up.    In the event of any dissolution, liquidation or winding up of the affairs of the corporation, after distribution in full of the preferential amounts, if any, to be distributed to the holders of shares of the Preferred Stock, holders of Common Stock shall be entitled, unless otherwise provided by law or this Restated Certificate of Incorporation, to receive all of the remaining assets of the corporation of whatever kind available for distribution to stockholders ratably in proportion to the number of shares of Common Stock held by them respectively.

ARTICLE V

The corporation is to have perpetual existence.

ARTICLE VI

In furtherance and not in limitation of the powers conferred by the laws of the State of Delaware:

(A) Amendment to Charter.    Notwithstanding any other provision of this Certificate of Incorporation, the affirmative vote of the holders of at least sixty-six and two-thirds percent (66 2/3%) of the voting power of all of the then outstanding shares of the stock of the corporation entitled to vote generally in the election of directors, voting together as a single class, shall be required to amend in any respect or repeal this Article VI and Articles VII and VIII below.

(B) Amendment of Bylaws.    The Board of Directors of the corporation is expressly authorized to adopt, amend or repeal the Bylaws of the corporation, provided, however, that any adoption, amendment or repeal of Bylaws of the corporation by the Board of Directors shall require the approval of at least sixty-six and two-thirds percent (66 2/3%) of the total number of authorized directors (whether or not there exist any vacancies in previously authorized directorships at the time any resolution providing for adoption, amendment or repeal is presented to the Board of Directors). The stockholders shall also have power to adopt, amend or repeal Bylaws of the corporation, provided, however, that in addition to any vote of the holders of any class or series of stock of the corporation required by law or by this Restated Certificate of Incorporation the affirmative vote of the holders of at least sixty-six and two-thirds percent (66 2/3%) of the voting power of all of the then outstanding shares of the stock of the corporation entitled to vote generally in the election of directors, voting together as a single class, shall be required for such adoption, amendment or repeal by the stockholders of any provisions of the Bylaws of the corporation.

(C)    Written Ballot Not Required.    Elections of directors need not be by written ballot unless the Bylaws of the corporation shall so provide.

(D)    Classified Board.    The Board of Directors shall be divided into three classes, designated Class I, Class II and Class III, as nearly equal in number as possible, and the term of office of directors of one class shall expire at each annual meeting of [GRAPHIC REMOVED HERE] stockholders, and in all cases as to each director until his or her successor shall be elected and shall qualify or until his or her earlier resignation, removal from office, death or incapacity. Additional directorships resulting from an increase in number of directors shall be apportioned among the classes as equally as possible. At each annual meeting of stockholders the number of directors equal to the number of directors of the class whose term expires at the time of such meeting (or, if less, the number of directors properly nominated and qualified for election) shall be elected to hold office until the third succeeding annual meeting of stockholders after their election.

(E)    No Action By Written Consent.    No action required or permitted to be taken at any annual or special meeting of the stockholders may be taken without a meeting and the power of stockholders to consent in writing, without a meeting, to the taking of any action is specifically denied. Special meetings of the stockholders of the corporation may be called only by the Chairman of the Board or the Chief Executive Officer of the corporation or by a resolution adopted by the affirmative vote of a majority of the Board of Directors.

(F)    Corporate Records.    The books of the corporation may be kept at such place within or without the State of Delaware as the Bylaws of the corporation may provide or as may be designated from time to time by the Board of Directors of the corporation.

ARTICLE VII

(A)    No Personal Liability.    A director of the corporation shall not be personally liable to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director’s duty of loyalty to the corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under section 174 of the Delaware General Corporation Law or (iv) for any transaction from which the director derived an improper personal benefit.

(B)    Indemnification.    Each Person who is or is made a party or is threatened to be made a party to or is involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (hereinafter a “proceeding”), by reason of the fact that he or she, or a Person of whom he or she is the legal representative, is or was a director or officer of the corporation or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plans, whether the basis of such proceeding is alleged action in an official capacity as a director, officer, employee or agent or in any other capacity while serving as a director, officer, employee or agent, shall be indemnified and held harmless by the corporation to the fullest extent authorized by the Delaware General Corporation Law, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the corporation to provide broader indemnification rights than said law permitted the corporation to provide prior to such amendment), against all expense, liability and loss (including attorneys’ fees, judgments, fines, ERISA excise taxes or penalties and amounts paid or to be paid in settlement) reasonably incurred or suffered by such Person in connection therewith and such indemnification shall continue as to a Person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of his or her heirs, executors and administrators; provided, however, that, except as provided in the second paragraph hereof, the corporation shall indemnify any such Person seeking indemnification in connection with a proceeding (or part thereof) initiated by such Person only if such proceeding (or part thereof) was authorized by the Board of Directors of the corporation. The right to indemnification conferred in this section shall be a contract right and shall include the right to be paid by the corporation any expenses incurred in defending any such proceeding in advance of its final disposition; provided, however, that, if the Delaware General Corporation Law requires, the payment of such expenses incurred by a director or officer in his or her capacity as a director or officer (and not in any other capacity in which service was or is rendered by such Person while a director or officer, including, without limitation, service to an employee benefit plan) in advance of the final disposition of a proceeding, shall be made only upon delivery to the corporation of an undertaking, by or on behalf of such director or officer, to repay all amounts so advanced if it shall ultimately be determined that such director or officer is not entitled to be indemnified under this section or otherwise. The corporation may, by action of its Board of Directors, provide indemnification to employees and agents of the corporation with the same scope and effect as the foregoing indemnification of directors and officers.

If a claim under the first paragraph of this section is not paid in full by the corporation within thirty (30) days after a written claim has been received by the corporation, the claimant may at any time thereafter bring suit against the corporation to recover the unpaid amount of the claim and, if successful in whole or in part, the claimant shall be entitled to be paid also the expense of prosecuting such claim. It shall be a defense to any such action (other than an action brought to enforce a claim for expenses incurred in defending any proceeding in advance of its final disposition where the required undertaking, if any is required, has been tendered to the corporation) that the claimant has not met the standards of conduct which make it permissible under the Delaware General Corporation Law for the corporation to indemnify the claimant for the amount claimed, but the burden of proving such defense shall be on the corporation. Neither the failure of the corporation (including its Board of Directors, independent legal counsel, or its stockholders) to have made a determination prior to the commencement of such action that indemnification of the claimant is proper in the circumstances because he or she has met the applicable standard of conduct set forth in the Delaware General Corporation Law, nor an actual determination by the corporation (including its Board of Directors, independent legal counsel, or its stockholders)

that the claimant has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that the claimant has not met the applicable standard of conduct.

The right to indemnification and the payment of expenses incurred in defending a proceeding in advance of its final disposition conferred in this section shall not be exclusive of any other right which any Person may have or hereafter acquire under any statute, provision of the Restated Certificate of Incorporation, Bylaw, agreement, vote of stockholders or disinterested directors or otherwise.

(C)    The corporation may maintain insurance, at its expense, to protect itself and any director, officer, employee or agent of the corporation or another corporation, partnership, joint venture, trust or other enterprise against any such expense, liability or loss, whether or not the corporation would have the power to indemnify such Person against such expense, liability or loss under the Delaware General Corporation Law.

(D)    Any repeal or modification of the foregoing provisions of this Article VII shall not adversely affect any right or protection of any director, officer, employee or agent of the corporation existing at the time of such repeal or modification.

ARTICLE VIII

The corporation reserves the right to amend or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred upon a stockholder herein are granted subject to this reservation.

FOURTH.    This Restated Certificate of Incorporation was duly adopted by the Board of Directors of the corporation.

FIFTH.    This Restated Certificate of Incorporation was duly adopted by the stockholders in accordance with sections 242 and 245 of the General Corporation Law of the State of Delaware. Written consent of the stockholders has been given with respect to this Restated Certificate of Incorporation in accordance with section 228 of the General Corporation Law of the State of Delaware, and written notice has been given as provided in section 228.

IN WITNESS WHEREOF, said Deltagen, Inc. has caused this Certificate to be signed by its Secretary, John Burke, this     day of                 , 2003.

John Burke

Secretary of Deltagen, Inc.

EXHIBIT B-2

RESTATED CERTIFICATE OF INCORPORATION

OF

DELTAGEN, INC.

[to be filed immediately after the Reverse Split Charter]

Deltagen, Inc., a corporation organized and existing under the laws of the State of Delaware, hereby certifies as follows:

FIRST.    The name of the corporation is Deltagen, Inc.

SECOND.    The date of filing of the corporation’s original Certificate of Incorporation with the Secretary of State of Delaware was January 28, 1997.

THIRD.    The Certificate of Incorporation of the corporation shall be amended and restated to read in full as follows:

ARTICLE I

The name of the corporation is Deltagen, Inc.

ARTICLE II

The address of its registered office in the State of Delaware is Corporation Trust Center, 1209 Orange Street, in the City of Wilmington, County of New Castle, Delaware 19801. The name of its registered agent at such address is The Corporation Trust Company.

ARTICLE III

The nature of the business or purposes to be conducted or promoted is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.

ARTICLE IV

(A) Classes of Stock.    The total number of shares of all classes of capital stock which the corporation shall have authority to issue is              (                ), [to be equal to the number of shares of Common Stock authorized below plus the number of shares of Preferred Stock authorized below] of which              (                ) shares [to be equal to 75,000,000 (as adjusted by the Reverse Stock Split) plus the number of shares of Preferred Stock authorized below plus an additional number of shares to be reserved for issuance under the Company’s ESPP and 2000 Stock Incentive Plan to increase the shares available under the ESPP by the number of shares necessary to cause the shares available under such plan immediately after the Closing to equal 5% of the fully diluted Common Stock of the Company immediately after the Closing and to increase the shares available under the 2000 Stock Incentive Plan by the number of shares necessary to cause the shares available under such plan immediately after the Closing to equal 20% of the fully diluted Common Stock of the Company immediately after the Closing.] of the par value of one tenth of one cent ($.001) each shall be Common Stock (the “Common Stock”) and              (                 ) shares [to be equal to 5,000,000 (as adjusted by the Reverse Stock Split) plus the number of shares of Series A Preferred Stock to be authorized below] of the par value of one tenth of one cent ($.001) each shall be Preferred Stock

(the “Preferred Stock”). The number of authorized shares of Common Stock or Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the then outstanding shares of Common Stock, without a vote of the holders of the Preferred Stock, or of any series thereof, unless a vote of any such Preferred Stock holders is required pursuant to the provisions established by the Board of Directors of this corporation (the “Board of Directors”) in the resolution or resolutions providing for the issue of such Preferred Stock, and if such holders of such Preferred Stock are so entitled to vote thereon, then, except as may otherwise be set forth in this Restated Certificate of Incorporation, the only stockholder approval required shall be the affirmative vote of a majority of the combined voting power of the Common Stock and the Preferred Stock so entitled to vote.

(B)    Preferred Stock.    The Preferred Stock may be issued from time to time in one or more series. The Board of Directors is expressly authorized to provide for the issue, in one or more series, of all or any of the remaining shares of Preferred Stock and, in the resolution or resolutions providing for such issue, to establish for each such series the number of its shares, the voting powers, full or limited, of the shares of such series, or that such shares shall have no voting powers, and the designations, preferences and relative, participating, optional or other special rights of the shares of such series, and the qualifications, limitations or restrictions thereof. The Board of Directors is also expressly authorized (unless forbidden in the resolution or resolutions providing for such issue) to increase or decrease (but not below the number of shares of the series then outstanding) the number of shares of any series subsequent to the issuance of shares of that series. In case the number of shares of any such series shall be so decreased, the shares constituting such decrease shall resume the status that they had prior to the adoption of the resolution originally fixing the number of shares of such series. The first series of Preferred Stock shall be designated “Series A Preferred Stock” and shall consist of              (                 ) shares [to be equal to the number of shares of Offered Securities plus the Hines Shares, plus the Legacy Shares, plus the Charles River Shares, plus such number of additional shares of Series A Preferred Stock as are necessary to complete the Rights Offering]. The rights, preferences, privileges, and restrictions granted to and imposed on the Series A Preferred Stock are as set forth below in this Article IV(B).

1.    Dividend Provisions.    Any dividends shall be distributed among the holders of Series A Preferred Stock and Common Stock pro rata based on the number of shares of Common Stock then held by each holder (assuming conversion of all such Series A Preferred Stock into Common Stock).

2.    Liquidation.

(a)    Preference.    In the event of any liquidation, dissolution or winding up of the Corporation, either voluntary or involuntary, subject to the rights of series of Preferred Stock that may from time to time come into existence, the holders of the Series A Preferred Stock shall be entitled to receive, prior and in preference to any distribution of any of the assets of the Corporation to the holders of Common Stock by reason of their ownership thereof, an amount per share equal to $         per share [to be the Purchaser Price Per Share] (as adjusted for stock splits, stock dividends, reclassification and the like) for each share of Series A Preferred Stock then held by them, plus declared but unpaid dividends. If, upon the occurrence of such event, the assets and funds thus distributed among the holders of the Series A Preferred Stock shall be insufficient to permit the payment to such holders of the full aforesaid preferential amounts, then, subject to the rights of series of Preferred Stock that may from time to time come into existence, the entire assets and funds of the Corporation legally available for distribution shall be distributed ratably among the holders of the Series A Preferred Stock in proportion to the preferential amount each such holder is otherwise entitled to receive.

(b) Remaining Assets.    Upon the completion of the distribution required by Section 2(a) above and any other distribution that may be required with respect to series of Preferred Stock that may from time to time come into existence, if assets remain in the Corporation, the holders of the Common Stock of the Corporation shall receive all of the remaining assets of the Corporation.

(c) Certain Acquisitions.

(i) Deemed Liquidation.    For purposes of this Section 2, a liquidation, dissolution, or winding up of the Corporation shall be deemed to occur if the Corporation shall consummate (i)(x) any consolidation or merger of the Company with or into any other Person, or any other corporate reorganization, in which the stockholders of the Company immediately prior to such consolidation, merger or reorganization own les than 50% of the Company’s voting power or the voting power of the surviving entity or the ultimate parent of the surviving entity immediately after such consolidation, merger or reorganization, or (y) any transaction or series of related transactions not included in clause (x) to which the Company is a party in which in excess of 50% of the Company’s voting power is transferred to another Person or group for purposes of Section 13(d) under the Securities Exchange Act of 1934, as amended, or (ii) a sale, lease or other disposition of all or substantially all of the assets of the Company to any other Person. As used in this Certificate of Incorporation, the term “Person” shall mean any individual, sole proprietorship, partnership, joint venture, trust, unincorporated organization, association, corporation, limited liability company, institution, public benefit corporation, other entity or government (whether federal, state, county, city, municipal, local, foreign, or otherwise, including any instrumentality, division, agency, body or department thereof), whether constituting a separate legal entity or not.

(ii) Valuation of Consideration.    In the event of a deemed liquidation as described in Section 2(c)(i) above, if the consideration received by the Corporation is other than cash, its value will be deemed its fair market value. Any securities shall be valued as follows:

(A) Securities not subject to investment letter or other similar restrictions on free marketability:

(1) If traded on a securities exchange or The Nasdaq Stock Market (“Nasdaq”), the value shall be based on a formula approved by the Board of Directors and derived from the closing prices of the securities on such exchange or Nasdaq over a specified time period;

(2) If actively traded over-the-counter, the value shall be based on a formula approved by the Board of Directors and derived from the closing bid or sales prices (whichever is applicable) of such securities over a specified time period; and

(3) If there is no active public market, the value shall be the fair market value thereof, as determined in good faith by the Board of Directors.

(B) The method of valuation of securities subject to investment letter or other restrictions on free marketability (other than restrictions arising solely by virtue of a stockholder’s status as an affiliate or former affiliate) shall be to make an appropriate discount from the market value determined as specified above in Section 2(c)(ii)(A) to reflect the approximate fair market value thereof, as determined in good faith by the Board of Directors.

(iii) Notice of Liquidation Transaction.    The Corporation shall give each holder of record of Series A Preferred Stock written notice of any impending Liquidation Transaction not later than 20 days prior to the stockholders’ meeting called to approve such Liquidation Transaction, or 20 days prior to the closing of such Liquidation Transaction, whichever is earlier, and shall also notify such holders in writing of the final approval of such Liquidation Transaction. The first of such notices shall describe the material terms and conditions of the impending Liquidation Transaction and the provisions of this Section 2, and the Corporation shall thereafter give such holders prompt notice of any material changes. The Liquidation Transaction shall in no event take place sooner than 20 days after the Corporation has given the first notice provided for herein or sooner than 20 days after the Corporation has given notice of any material changes provided for herein. Notwithstanding the other provisions of this Restated Certificate, all notice periods or requirements in this Restated Certificate may be shortened or waived, either before or after the action for which notice is required, upon the written consent of the holders of a majority of the voting power of the outstanding shares of Series A Preferred Stock that are entitled to such notice rights.

(iv) Effect of Noncompliance.    In the event the requirements of this Section 2(c) are not complied with, the Corporation shall forthwith either cause the closing of the Liquidation Transaction to be postponed until the requirements of this Section 2 have been complied with, or cancel such Liquidation Transaction, in which event the rights, preferences, privileges and restrictions of the holders of Series A Preferred Stock shall revert to and be the same as such rights, preferences, privileges and restrictions existing immediately prior to the date of the first notice referred to in Section 2(c)(iii).

3. Redemption.    The Preferred Stock is not mandatorily redeemable.

4. Conversion.    The holders of the Series A Preferred Stock shall have conversion rights as follows (the “Conversion Rights”):

(a) Right to Convert.    Subject to Section 4(c), each share of Series A Preferred Stock shall be convertible, at the option of the holder thereof, at any time after the date of issuance of such share, at the office of the Corporation or any transfer agent for such stock, into such number of fully paid and nonassessable shares of Common Stock as is determined by dividing $            [to be the Purchase Price Per Share] by the Conversion Price applicable to such share, determined as hereafter provided, in effect on the date the certificate is surrendered for conversion. The initial Conversion Price per share of Series A Preferred Stock shall be $            [to be the Purchase Price Per Share]. Such initial Conversion Price shall be subject to adjustment as set forth in Section 4(d).

(b) Automatic Conversion.    Each share of Series A Preferred Stock shall automatically be converted into shares of Common Stock at the Conversion Price at the time in effect for such share immediately upon the earlier of (i) except as provided below in Section 4(c), the first date to occur after August 31, 2004 that constitutes the 30th consecutive trading day on which the closing price of the Corporation’s Common Stock as reported on Nasdaq’s National Market, SmallCap Market, OTC Bulletin Board or BBX has been not less than $3.00 per share (as adjusted for stock splits, stock dividends, reclassification and the like), so long as the average weekly trading volume of the Corporation’s Common Stock as reported on such exchange or system shall have exceeded 500,000 shares (as adjusted for stock splits, stock dividends, reclassification and the like) during each calendar week that either begins or ends within such 30 consecutive trading day period, or (ii) the date specified by written consent or agreement of the holders of a majority of the then outstanding shares of Series A Preferred Stock.

(c) Mechanics of Conversion.    Before any holder of Series A Preferred Stock shall be entitled to convert such Series A Preferred Stock into shares of Common Stock, the holder shall surrender the certificate or certificates therefor, duly endorsed, at the office of the Corporation or of any transfer agent for such series of Preferred Stock, and shall give written notice to the Corporation at its principal corporate office, of the election to convert the same and shall state therein the name or names in which the certificate or certificates for shares of Common Stock are to be issued. The Corporation shall, as soon as practicable thereafter, issue and deliver at such office to such holder of Preferred Stock, or to the nominee or nominees of such holder, a certificate or certificates for the number of shares of Common Stock to which such holder shall be entitled as aforesaid. Such conversion shall be deemed to have been made immediately prior to the close of business on the date of such surrender of the shares of such series of Preferred Stock to be converted, and the Person or Persons entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of public Common Stock as of such date. If the conversion is in connection with an underwritten public offering of securities registered pursuant to the Securities Act the conversion may, at the option of any holder tendering such Preferred Stock for conversion, be conditioned upon the closing with the underwriters of the sale of securities pursuant to such offering, in which event any Persons entitled to receive Common Stock upon conversion of such Preferred Stock shall not be deemed to have converted such Preferred Stock until immediately prior to the closing of such sale of securities.

(d) Conversion Price Adjustments of Preferred Stock for Certain Dilutive Issuances,  Splits and Combinations.    The Conversion Price of the Series A Preferred Stock shall be subject to adjustment from time to time as follows:

(i) Issuance of Additional Stock below Purchase Price.    If the Corporation should issue, at any time after the date upon which any shares of Series A Preferred Stock were first issued (the “Purchase Date” with respect to such series), any Additional Stock (as defined below) without consideration or for a consideration per share less than the Conversion Price for such series in effect immediately prior to the issuance of such Additional Stock, the Conversion Price for such series in effect immediately prior to each such issuance shall automatically be adjusted as set forth in this Section 4(d)(i), unless otherwise provided in this Section 4(d)(i).

(A) Adjustment Formula.    Whenever the Conversion Price is adjusted pursuant to this Section (4)(d)(i), the new Conversion Price shall be determined by multiplying the Conversion Price then in effect by a fraction, (x) the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such issuance (the “Outstanding Common”) plus the number of shares of Common Stock that the aggregate consideration received by the Corporation for such issuance would purchase at such Conversion Price; and (y) the denominator of which shall be the number of shares of Outstanding Common plus the number of shares of such Additional Stock. For purposes of the foregoing calculation, the term “Outstanding Common” shall include shares of Common Stock deemed issued pursuant to Section 4(d)(i)(E) below.

(B) Definition of “Additional Stock”.    For purposes of this Section 4(d)(i), “Additional Stock” shall mean any shares of Common Stock issued (or deemed to have been issued pursuant to Section 4(d)(i)(E)) by the Corporation after the Purchase Date) other than

(1) Common Stock issued pursuant to stock dividends, stock splits or similar transactions, as described in Section 4(d)(ii) hereof;

(2) Shares of Common Stock issued or issuable to employees, consultants or directors of the Corporation directly or pursuant to a stock option plan, restricted stock plan or other agreement approved by the Board of Directors of the Corporation;

(3) Capital stock, or options or warrants to purchase capital stock, issued to financial institutions or lessors in connection with commercial credit arrangements, equipment financings, commercial property lease transactions or similar transactions approved by the Board of Directors of the Corporation;

(4) Shares of Common Stock or Preferred Stock issuable upon exercise of warrants outstanding as of the date of this Amended and Restated Certificate of Incorporation;

(5) Capital stock, or warrants or options to purchase capital stock, issued in connection with bona fide acquisitions, mergers or similar transactions, the terms of which are approved by the Board of Directors of the Corporation;

(6) Shares of Common Stock issued or issuable upon conversion of the Series A Preferred Stock;

(7) Shares of Common Stock issued or issuable in a public offering prior to or in connection with which all outstanding shares of Series A Preferred Stock will be converted to Common Stock;

(8) Capital stock issued or issuable to an entity as a component of any business relationship with such entity for the purpose of (A) joint venture, technology licensing or development activities, (B) distribution, supply or manufacture of the Corporation’s products or services or (C) any other arrangements involving corporate partners that are primarily for purposes other than raising capital, the terms of which business relationship with such entity are approved by the Board of Directors; and

(9) Shares of Common Stock issued or issuable with the affirmative vote of at least a majority of the then outstanding shares of Preferred Stock, voting together as a class.

(C) No Fractional Adjustments.    No adjustment of the Conversion Price for the Series A Preferred Stock shall be made in an amount less than one-tenth of one cent per share, provided that any adjustments which are not required to be made by reason of this sentence shall be carried forward and shall be either taken into account in any subsequent adjustment made prior to three years from the date of the event giving rise to the adjustment being carried forward, or shall be made at the end of three years from the date of the event giving rise to the adjustment being carried forward.

(D) Determination of Consideration.    In the case of the issuance of Common Stock for cash, the consideration shall be deemed to be the amount of cash paid therefor before deducting any reasonable discounts, commissions or other expenses allowed, paid or incurred by the Corporation for any underwriting or otherwise in connection with the issuance and sale thereof. In the case of the issuance of the Common Stock for a consideration in whole or in part other than cash, the consideration other than cash shall be deemed to be the fair value thereof as determined by the Board of Directors in good faith irrespective of any accounting treatment.

(E) Deemed Issuances of Common Stock.    In the case of the issuance (whether before, on or after the applicable Purchase Date) of securities or rights convertible into, or entitling the holder thereof to receive directly or indirectly, additional shares of Common Stock (the “Common Stock Equivalents”), the following provisions shall apply for all purposes of this Section 4(d)(i):

(1)    The aggregate maximum number of shares of Common Stock deliverable upon conversion, exchange or exercise (assuming the satisfaction of any conditions to convertibility, exchangeability or exercisability, including, without limitation, the passage of time, but without taking into account potential antidilution adjustments) of any Common Stock Equivalents and subsequent conversion, exchange or exercise thereof shall be deemed to have been issued at the time such securities were issued or such Common Stock Equivalents were issued and for a consideration equal to the consideration, if any, received by the Corporation for any such securities and related Common Stock Equivalents (excluding any cash received on account of accrued interest or accrued dividends), plus the minimum additional consideration, if any, to be received by the Corporation (without taking into account potential antidilution adjustments) upon the conversion, exchange or exercise of any Common Stock Equivalents (the consideration in each case to be determined in the manner provided in Section 4(d)(i)(D).

(2)    In the event of any change in the number of shares of Common Stock deliverable or in the consideration payable to the Corporation upon conversion, exchange or exercise of any Common Stock Equivalents including, but not limited to, a change resulting from the antidilution provisions thereof, the Conversion Price of the Series A Preferred Stock, to the extent in any way affected by or computed using such Common Stock Equivalents, shall be recomputed to reflect such change, but no further adjustment shall be made for the actual issuance of Common Stock or any payment of such consideration upon the conversion, exchange or exercise of such Common Stock Equivalents.

(3)    Upon the termination or expiration of the convertibility, exchangeability or exercisability of any Common Stock Equivalents, the Conversion Price of the Series A Preferred Stock, to the extent in any way affected by or computed using such Common Stock Equivalents, shall be recomputed to reflect the issuance of only the number of shares of Common Stock (and Common Stock Equivalents that remain convertible, exchangeable or exercisable) actually issued upon the conversion, exchange or exercise of such Common Stock Equivalents.

(4)    The number of shares of Common Stock deemed issued and the consideration deemed paid therefor pursuant to Section 4(d)(i)(E)(1) shall be appropriately adjusted to reflect any change, termination or expiration of the type described in either Section 4(d)(i)(E)(2) or 4(d)(i)(E)(3).

(F) No Increased Conversion Price.    Notwithstanding any other provisions of this Section (4)(d)(i), except to the limited extent provided for in Sections 4(d)(i)(E)(2) and 4(d)(i)(E)(3), no adjustment of the Conversion Price pursuant to this Section 4(d)(i) shall have the effect of increasing the Conversion Price above the Conversion Price in effect immediately prior to such adjustment.

(ii) Stock Splits and Dividends.    In the event the Corporation should at any time after the Purchase Date fix a record date for the effectuation of a split or subdivision of the outstanding shares of Common Stock or the determination of holders of Common Stock entitled to receive a dividend or other distribution payable in additional shares of Common Stock or Common Stock Equivalents without payment of any consideration by such holder for the additional shares of Common Stock or the Common Stock Equivalents (including the additional shares of Common Stock issuable upon conversion or exercise thereof), then, as of such record date (or the date of such dividend distribution, split or subdivision if no record date is fixed), the Conversion Price of the Series A Preferred Stock shall be appropriately decreased so that the number of shares of Common Stock issuable on conversion of each share of such series shall be increased in proportion to such increase of the aggregate of shares of Common Stock outstanding and those issuable with respect to such Common Stock Equivalents with the number of shares issuable with respect to Common Stock Equivalents determined from time to time in the manner provided for deemed issuances in Section 4(d)(i)(E).

(iii)    Reverse Stock Splits.    If the number of shares of Common Stock outstanding at any time after the Purchase Date is decreased by a combination of the outstanding shares of Common Stock, then, following the record date of such combination, the Conversion Price for the Series A Preferred Stock shall be appropriately increased so that the number of shares of Common Stock issuable on conversion of each share of such series shall be decreased in proportion to such decrease in outstanding shares.

(e)    Other Distributions.    In the event the Corporation shall declare a distribution payable in securities of other Persons, evidences of indebtedness issued by the Corporation or other Persons, assets (excluding cash dividends) or options or rights not referred to in Section 4(d)(ii), then, in each such case for the purpose of this Section 4(e), the holders of Series A Preferred Stock shall be entitled to a proportionate share of any such distribution as though they were the holders of the number of shares of Common Stock of the Corporation into which their shares of Preferred Stock are convertible as of the record date fixed for the determination of the holders of Common Stock of the Corporation entitled to receive such distribution.

(f)    Recapitalizations.    If at any time or from time to time there shall be a recapitalization of the Common Stock (other than a subdivision, combination or merger or sale of assets transaction provided for elsewhere in this Section 4 or in Section 2) provision shall be made so that the holders of the Series A Preferred Stock shall thereafter be entitled to receive upon conversion of such Preferred Stock the number of shares of stock or other securities or property of the Corporation or otherwise, to which a holder of Common Stock deliverable upon conversion would have been entitled on such recapitalization. In any such case, appropriate adjustment shall be made in the application of the provisions of this Section 4 with respect to the rights of the holders of such Preferred Stock after the recapitalization to the end that the provisions of this Section 4 (including adjustment of the Conversion Price then in effect and the number of shares purchasable upon conversion of such Preferred Stock) shall be applicable after that event and be as nearly equivalent as practicable.

(g)    No Impairment.    The Corporation will not, by amendment of its Certificate of Incorporation (except in accordance with applicable law) or through any reorganization, recapitalization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Corporation, but will at all times in good faith assist in the carrying out of all the provisions of this Section 4 and in the taking of all such action as may be necessary or appropriate in order to protect the Conversion Rights of the holders of Preferred Stock against impairment.

(h)    No Fractional Shares and Certificate as to Adjustments.

(i)    No fractional shares shall be issued upon the conversion of any share or shares of the Series A Preferred Stock, and the number of shares of Common Stock to be issued shall be rounded down to the nearest whole share. The number of shares issuable upon such conversion shall be determined on the basis of the total number of shares of Series A Preferred Stock the holder is at the time converting into Common Stock and the number of shares of Common Stock issuable upon such aggregate conversion.

(ii)    Upon the occurrence of each adjustment or readjustment of the Conversion Price of Series A Preferred Stock pursuant to this Section 4, the Corporation, at its expense, shall promptly compute such adjustment or readjustment in accordance with the terms hereof and prepare and furnish to each holder of such Preferred Stock a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Corporation shall, upon the written request at any time of any holder of Series A Preferred Stock, furnish or cause to be furnished to such holder a like certificate setting forth (A) such adjustment and readjustment, (B) the Conversion Price for the Series A Preferred Stock at the time in effect, and (C) the number of shares of Common Stock and the amount, if any, of other property which at the time would be received upon the conversion of a share of the Series A Preferred Stock.

(i)    Notices of Record Date.    In the event of any taking by the Corporation of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend (other than a cash dividend) or other distribution, any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right, the Corporation shall mail to each holder of Series A Preferred Stock, at least 10 days prior to the date specified therein, a notice specifying the date on which any such record is to be taken for the purpose of such dividend, distribution or right, and the amount and character of such dividend, distribution or right.

(j)    Reservation of Stock Issuable Upon Conversion.    The Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of the shares of the Series A Preferred Stock, such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of such series of Preferred Stock; and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all then outstanding shares of such series of Preferred Stock, in addition to such other remedies as shall be available to the holder of such Preferred Stock, the Corporation will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purposes, including, without limitation, engaging in best efforts to obtain the requisite stockholder approval of any necessary amendment to this Restated Certificate.

(k)    Notices.    Any notice required by the provisions of this Section 4 to be given to the holders of shares of Series A Preferred Stock shall be deemed given if deposited in the United States mail, postage prepaid, and addressed to each holder of record at his address appearing on the books of the Corporation.

5.    Voting Rights.    Except as expressly provided by this Certificate or as provided by law, the holders of Series A Preferred Stock shall have the same voting rights as the holders of Common Stock and shall be entitled to notice of any stockholders’ meeting in accordance with the Bylaws of the Corporation, and the holders of Common Stock and the Series A Preferred Stock shall vote together as a single class on all matters. Each holder of Common Stock shall be entitled to one vote for each share of Common Stock held, and each holder of Series A Preferred Stock shall be entitled to such number of votes for each share of Series A Preferred Stock as equals the quotient of (i)                      [to be the Purchase Price Per Share] divided by (ii) [0.23][NTD: insert the closing price on the day before the signing date here], provided that such quotient shall not be greater than one. Fractional votes shall not, however, be permitted and any fractional voting rights available on an as-converted basis (after aggregating all shares into which shares of Series A Preferred Stock held by each holder could be converted) shall be rounded to the nearest whole number (with one-half being rounded upward).

6.    Protective Provisions.

(a) Subject to the rights of series of Preferred Stock which may from time to time come into existence, the Corporation shall not without first obtaining the approval (by vote or written consent, as provided by law) of the holders of at least a majority of the then outstanding shares of Series A Preferred Stock, voting together as a class, alter or change the rights, preferences or privileges of the shares of Series A Preferred Stock so as to affect adversely the shares of such series.

(b) So long as not less than                         [to be 25% of number of Offered Securities] shares (as adjusted for stock splits, stock dividends, reclassification and the like) of Series A Preferred Stock are outstanding, the Corporation shall not without first obtaining the approval (by vote or written consent, as provided by law) of the holders of at least a majority of the then-outstanding shares of Series A Preferred Stock, voting separately as a class:

(i) amend this Restated Certificate or the Bylaws of the Corporation so as to affect adversely the shares of Series A Preferred Stock or any holder thereof, including, without limitation, by creating any additional series of preferred stock (or issuing shares under any such series) that is senior to, or pari passu with, the Series A Preferred Stock in liquidation preference, conversion rights or right of payment; or

(ii) change the rights of the holders of the Series A Preferred Stock in any other respect; or

(iii) increase or decrease (other than by redemption or conversion) the authorized number of shares of Series A Preferred Stock; or

(iv) authorize or issue any other equity security, including any other security convertible into or exercisable for any equity security, having a preference over the Series A Preferred Stock with respect to voting, dividends or liquidation preferences, or being on a parity with the Series A Preferred Stock with respect to dividends or liquidation preference; or

(v) purchase, redeem or otherwise acquire for value any equity security that are junior to the Series A Preferred Stock with respect to voting, dividends or liquidation preferences; provided, however, that the foregoing shall not be deemed to prohibit the repurchase of shares of Common Stock from employees, officers, directors, consultants or other persons performing services for the Corporation or any subsidiary pursuant to agreements under which the Corporation has the option to repurchase such shares at cost upon the occurrence of certain events, such as the termination of employment, or through the exercise of any right of first refusal.

7.    Status of Converted Stock.    In the event any shares of Preferred Stock shall be converted pursuant to Section 4 hereof, the shares so converted shall be cancelled and shall not be issuable by the Corporation. This Restated Certificate shall be appropriately amended to effect the corresponding reduction in the Corporation’s authorized capital stock.

(C)    Common Stock.

(1)    Relative Rights of Preferred Stock and Common Stock.    All preferences, voting powers, relative, participating, optional or other special rights and privileges, and qualifications, limitations, or restrictions of the Common Stock are expressly made subject and subordinate to those that may be fixed with respect to any shares of the Preferred Stock.

(2)    Voting Rights.    Except as otherwise required by law or this Restated Certificate of Incorporation, each holder of Common Stock shall have one vote in respect of each share of stock held by such holder of record on the books of the corporation for the election of directors and on all matters submitted to a vote of stockholders of the corporation.

(3)    Dividends.    Subject to the preferential rights of the Preferred Stock, the holders of shares of Common Stock shall be entitled to receive, when and if declared by the Board of Directors, out of the assets of the corporation which are by law available therefor, dividends payable either in cash, in property or in shares of capital stock.

(4)    Dissolution, Liquidation or Winding Up.    In the event of any dissolution, liquidation or winding up of the affairs of the corporation, after distribution in full of the preferential amounts, if any, to be distributed to the holders of shares of the Preferred Stock, holders of Common Stock shall be entitled, unless otherwise provided by law or this Restated Certificate of Incorporation, to receive all of the remaining assets of the corporation of whatever kind available for distribution to stockholders ratably in proportion to the number of shares of Common Stock held by them respectively.

ARTICLE V

The corporation is to have perpetual existence.

ARTICLE VI

In furtherance and not in limitation of the powers conferred by the laws of the State of Delaware:

(A)    Amendment to Charter.    Notwithstanding any other provision of this Certificate of Incorporation, the affirmative vote of the holders of at least sixty-six and two-thirds percent (66 2/3%) of the voting power of all of the then outstanding shares of the stock of the corporation entitled to vote generally in the election of directors, voting together as a single class, shall be required to amend in any respect or repeal this Article VI and Articles VII and VIII below.

(B)    Amendment of Bylaws.    The Board of Directors of the corporation is expressly authorized to adopt, amend or repeal the Bylaws of the corporation, provided, however, that any adoption, amendment or repeal of Bylaws of the corporation by the Board of Directors shall require the approval of at least sixty-six and two-thirds percent (66 2/3%) of the total number of authorized directors (whether or not there exist any vacancies in previously authorized directorships at the time any resolution providing for adoption, amendment or repeal is presented to the Board of Directors). The stockholders shall also have power to adopt, amend or repeal Bylaws of the corporation, provided, however, that in addition to any vote of the holders of any class or series of stock of the corporation required by law or by this Restated Certificate of Incorporation the affirmative vote of the holders of at least sixty-six and two-thirds percent (66 2/3%) of the voting power of all of the then outstanding shares of the stock of the corporation entitled to vote generally in the election of directors, voting together as a single class, shall be required for such adoption, amendment or repeal by the stockholders of any provisions of the Bylaws of the corporation.

(C)    Written Ballot Not Required.  Elections of directors need not be by written ballot unless the Bylaws of the corporation shall so provide.

(D)    Classified Board.

(1) Subject to the provisions of paragraph (2) below, the Board of Directors shall be divided into three classes, designated Class I, Class II and Class III, as nearly equal in number as possible, and the term of office of directors of one class shall expire at each annual meeting of stockholders, and in all cases as to each director until his or her successor shall be elected and shall qualify or until his or her earlier resignation, removal from office, death or incapacity. Additional directorships resulting from an increase in number of directors shall be apportioned among the classes as equally as possible. At each annual meeting of stockholders the number of directors equal to the number of directors of the class whose term expires at the time of such meeting (or, if less, the number of directors properly nominated and qualified for election) shall be elected to hold office until the third succeeding annual meeting of stockholders after their election.

(2) From and after the date hereof, so long as not less than                      [to be 25% of number of Offered Securities] shares (as adjusted for stock splits, stock dividends, reclassification and the like) of Series A Preferred Stock are outstanding, the holders of outstanding shares of Series A Preferred Stock shall, by approval (by vote or written agreement or consent, as provided by law) of the holders of at least a majority of the then outstanding shares of Series A Preferred Stock, voting together as a class, be entitled to designate three (3) members of the Board of Directors (or, if not then permitted under applicable NASD rules, the greatest number as shall then be permitted under applicable NASD rules) (each a “Series A Director”). No Series A Director may be removed, or any vacancy with respect to a Series A Director filled, except by the vote or written agreement or consent of the holders of at least a majority of the then outstanding shares of Series A Preferred Stock, voting together as a class.

(E) No Action By Written Consent.    No action required or permitted to be taken at any annual or special meeting of the stockholders may be taken without a meeting and the power of stockholders to consent in writing, without a meeting, to the taking of any action is specifically denied. Special meetings of the stockholders of the corporation may be called only by the Chairman of the Board or the Chief Executive Officer of the corporation or by a resolution adopted by the affirmative vote of a majority of the Board of Directors.

(F) Corporate Records.    The books of the corporation may be kept at such place within or without the State of Delaware as the Bylaws of the corporation may provide or as may be designated from time to time by the Board of Directors of the corporation.

ARTICLE VII

(A) No Personal Liability.    A director of the corporation shall not be personally liable to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director’s duty of loyalty to the corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under section 174 of the Delaware General Corporation Law or (iv) for any transaction from which the director derived an improper personal benefit.

(B) Indemnification.    Each Person who is or is made a party or is threatened to be made a party to or is involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (hereinafter a “proceeding”), by reason of the fact that he or she, or a Person of whom he or she is the legal representative, is or was a director or officer of the corporation or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plans, whether the basis of such proceeding is alleged action in an official capacity as a director, officer, employee or agent or in any other capacity while serving as a director, officer, employee or agent, shall be indemnified and held harmless by the corporation to the fullest extent authorized by the Delaware General Corporation Law, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the corporation to provide broader indemnification rights than said law permitted the corporation to provide prior to such amendment), against all expense, liability and loss (including attorneys’ fees, judgments, fines, ERISA excise taxes or penalties and amounts paid or to be paid in settlement) reasonably incurred or suffered by such Person in connection therewith and such indemnification shall continue as to a Person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of his or her heirs, executors and administrators; provided, however, that, except as provided in the second paragraph hereof, the corporation shall indemnify any such Person seeking indemnification in connection with a proceeding (or part thereof) initiated by such Person only if such proceeding (or part thereof) was authorized by the Board of Directors of the corporation. The right to indemnification conferred in this section shall be a contract right and shall include the right to be paid by the corporation any expenses incurred in defending any such proceeding in advance of its final disposition; provided, however, that, if the Delaware General Corporation Law requires, the payment of such expenses incurred by a director or officer in his or her capacity as a director or officer (and not in any other capacity in which service was or is rendered by such Person while a director or officer, including, without limitation, service to an employee benefit plan) in advance of the final disposition of a proceeding, shall be made only upon delivery to the corporation of an undertaking, by or on behalf of such director or officer, to repay all amounts so advanced if it shall ultimately be determined that such director or officer is not entitled to be indemnified under this section or otherwise. The corporation may, by action of its Board of Directors, provide indemnification to employees and agents of the corporation with the same scope and effect as the foregoing indemnification of directors and officers.

If a claim under the first paragraph of this section is not paid in full by the corporation within thirty (30) days after a written claim has been received by the corporation, the claimant may at any time thereafter bring suit against the corporation to recover the unpaid amount of the claim and, if successful in whole or in part, the claimant shall be entitled to be paid also the expense of prosecuting such claim. It shall be a defense to any such action (other than an action brought to enforce a claim for expenses incurred in defending any proceeding in advance of its final disposition where the required undertaking, if any is required, has been tendered to the corporation) that the claimant has not met the standards of conduct which make it permissible under the Delaware General Corporation Law for the corporation to indemnify the claimant for the amount claimed, but the burden of proving such defense shall be on the corporation. Neither the failure of the corporation (including its Board of Directors, independent legal counsel, or its stockholders) to have made a determination prior to the commencement of such action that indemnification of the claimant is proper in the circumstances because he or she has met the applicable standard of conduct set forth in the Delaware General Corporation Law, nor an actual determination by the corporation (including its Board of Directors, independent legal counsel, or its stockholders) that the claimant has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that the claimant has not met the applicable standard of conduct.

The right to indemnification and the payment of expenses incurred in defending a proceeding in advance of its final disposition conferred in this section shall not be exclusive of any other right which any Person may have or hereafter acquire under any statute, provision of the Restated Certificate of Incorporation, Bylaw, agreement, vote of stockholders or disinterested directors or otherwise.

(C) The corporation may maintain insurance, at its expense, to protect itself and any director, officer, employee or agent of the corporation or another corporation, partnership, joint venture, trust or other enterprise against any such expense, liability or loss, whether or not the corporation would have the power to indemnify such Person against such expense, liability or loss under the Delaware General Corporation Law.

(D) Any repeal or modification of the foregoing provisions of this Article VII shall not adversely affect any right or protection of any director, officer, employee or agent of the corporation existing at the time of such repeal or modification.

ARTICLE VIII

The corporation reserves the right to amend or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred upon a stockholder herein are granted subject to this reservation.

FOURTH.    This Restated Certificate of Incorporation was duly adopted by the Board of Directors of the corporation.

FIFTH.    This Restated Certificate of Incorporation was duly adopted by the stockholders in accordance with sections 242 and 245 of the General Corporation Law of the State of Delaware. Written consent of the stockholders has been given with respect to this Restated Certificate of Incorporation in accordance with section 228 of the General Corporation Law of the State of Delaware, and written notice has been given as provided in section 228.

IN WITNESS WHEREOF, said Deltagen, Inc. has caused this Certificate to be signed by its Secretary, John Burke, this    day of            , 2003.

John Burke

Secretary of Deltagen, Inc.

ANNEX B

April 2, 2003

Special Committee of  The Board of Directors

Deltagen, Inc.

700 Bay Road

Redwood City, CA 94063

We understand that Deltagen, Inc. (“Deltagen”) is considering entering into a transaction whereby:

a)	Certain existing shareholders, affiliates of Sprout Group (“Sprout”), Boston Millennia Partners and Stipa Investments, L.P. (“Stipa”) (collectively, the “Initial Investors”), will purchase $5 million of newly issued Secured Promissory Notes (the “Bridge Notes”), which may be increased by an additional $1 million, under the terms and circumstances set forth in the Transaction Documents, as defined below (the “Bridge Financing”).

b)	The Company will issue up to $25 million principal amount of Series A Convertible Preferred Stock (the “Preferred Stock”) to the Initial Investors and potential new investors, and will issue additional shares to those shareholders of the Company who elect to purchase the Preferred Stock in a registered rights offering to be made by the Company under the terms and circumstances as set forth in the Transaction Documents, as defined below (the “Series A Financing”). The Initial Investors have agreed to participate in the Series A Financing, and the Company will use a portion of such proceeds to repay the Bridge Financing.

The Bridge Financing and Series A Financing are collectively referred to hereinafter as the “Transaction.”

You have requested our opinion (the “Opinion”) as to the matters set forth below. The Opinion does not address the Company’s underlying business decision to effect the Transaction. We have not been requested to, and did not, solicit third party indications of interest in acquiring all or any part of the Company, Bridge Notes or Preferred Stock. Furthermore, at your request, we have not negotiated the Transaction or advised you with respect to alternatives to it. For purposes of our Opinion, “Public Shareholders” shall mean all shareholders of the Company other than the Initial Investors.

In connection with this Opinion, we have made such reviews, analyses and inquiries as we have deemed necessary and appropriate under the circumstances. Among other things, we have:

1.	reviewed the Company’s annual reports to shareholders and on Form 10-K for the fiscal years ended 2001 and quarterly reports on Form 10-Q for the three quarters ended September 30, 2002, and Company-prepared interim financial statements for the period ended December 31, 2002, which the Company’s management has identified as being the most current financial statements available;

2.	reviewed copies of certain agreements and other documents including, but not limited to (collectively, the “Transaction Documents”):

•	Stock Purchase Agreement by and among the Company, the Initial Investors, and potential additional investors dated April 2, 2003;

•	Restated Certificate of Incorporation of Deltagen, Inc.;

•	Secured Promissory Note Purchase Agreement dated April 2, 2003 by and among the Company and the Initial Investors

•	Form of Secured Promissory Note dated April 2, 2003

•	Security Agreement by and among the Company and the Initial Investors dated April 2, 2003;

B-1

Special Committee of the Board of Directors

Deltagen, Inc.

April 2, 2003

3.	met with certain members of the senior management of the Company to discuss the operations, financial condition, future prospects and projected operations and performance of the Company;

4.	visited certain facilities and business offices of the Company;

5.	reviewed forecasts and projections prepared by the Company’s management with respect to the Company for the years ended December 31, 2003 through 2006 including (but not limited to) the Revised Financial Plan dated March 27, 2003;

6.	reviewed the historical market prices and trading volume for the Company’s publicly traded securities;

7.	reviewed certain other publicly available financial data for certain companies that we deem comparable to the Company, and publicly available prices and premiums paid in other transactions that we considered similar to the Transaction;

8.	reviewed certain documents to be delivered at the closing of the Transaction; and

9.	conducted such other studies, analyses and inquiries as we have deemed appropriate.

We have relied upon and assumed, without independent verification, that the financial forecasts and projections provided to us have been reasonably prepared and reflect the best currently available estimates of the future financial results and condition of the Company, and that there has been no material change in the assets, financial condition, business or prospects of the Company since the date of the most recent financial statements made available to us. We have assumed, with your consent, for purposes of our Opinion that the Bridge Notes will be repaid in full and the proceeds will be invested in the Preferred Stock.

Subject to the terms of our engagement, it is understood that this letter is for the information of the Special Committee of the Board of Directors and may not be disclosed or used for any other purpose without our prior written consent.

We have not independently verified the accuracy and completeness of the information supplied to us with respect to the Company and do not assume any responsibility with respect to it. We have not made any physical inspection or independent appraisal of any of the properties or assets of the Company. Our opinion is necessarily based on business, economic, market and other conditions as they exist and can be evaluated by us at the date of this letter.

Based upon the foregoing, and in reliance thereon, and assuming that the Transaction is consummated on the terms and conditions contained in the Transaction Documents reviewed by us, it is our opinion that the consideration to be received by the Company in connection with the Transaction is fair to the Company and its Public Shareholders from a financial point of view.

HOULIHAN LOKEY HOWARD & ZUKIN FINANCIAL ADVISORS, INC.

B-2

ANNEX C

RESTATED CERTIFICATE OF INCORPORATION

OF

DELTAGEN, INC.

[to be filed immediately prior to filing the Series A Charter]

Deltagen, Inc., a corporation organized and existing under the laws of the State of Delaware, hereby certifies as follows:

FIRST.  The name of the corporation is Deltagen, Inc.

SECOND.  The date of filing of the corporation’s original Certificate of Incorporation with the Secretary of State of Delaware was January 28, 1997.

THIRD.  The Certificate of Incorporation of the corporation shall be amended and restated to read in full as follows:

ARTICLE I

The name of the corporation is Deltagen, Inc.

ARTICLE II

The address of its registered office in the State of Delaware is Corporation Trust Center, 1209 Orange Street, in the City of Wilmington, County of New Castle, Delaware 19801. The name of its registered agent at such address is The Corporation Trust Company.

ARTICLE III

The nature of the business or purposes to be conducted or promoted is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.

ARTICLE IV

Effective upon the filing of this Amended and Restated Certificate of Incorporation with the Delaware Secretary of State, each [5 to 25] outstanding shares of the Corporation’s Common Stock shall be combined and reconstituted as one share of the Corporation’s Common Stock (the “Reverse Split”). The Reverse Split shall occur without any further action on the part of the Corporation or the holders of shares of Common Stock and whether or not certificates representing such holders’ shares prior to the Reverse Split are surrendered for cancellation. No fractional shares shall be issued upon the combination and reconstitution of the Common Stock. In lieu of any fractional shares resulting from the combination and reconstitution (after aggregation of all shares of Common Stock held by a holder) to which such holder would otherwise be entitled, the Corporation shall pay such holder the cash value of such fractional share as determined by the Corporation’s Board of Directors and such fractional shares shall be cancelled.

(A)  Classes of Stock.  The total number of shares of all classes of capital stock which the corporation shall have authority to issue is ________ (________), [to be equal to 80,000,000 divided by [5 to 25]] of which ________ (________) shares [to be equal to 75,000,000 divided by [5 to 25]] of the par value of one tenth of one cent ($.001) each shall be Common Stock (the “Common Stock”) and ________ (________) shares [to be equal to 5,000,000 divided by [5 to 25]] of the par value of one tenth of one cent ($.001) each shall be Preferred Stock (the “Preferred Stock”). The number of authorized shares of Common Stock or Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the then outstanding shares of Common Stock and Preferred Stock voting together as a single class, without a vote of the holders of the Preferred Stock or of any series thereof voting as a separate class, unless a vote of any such Preferred Stock holders is required pursuant to the provisions established by the Board of Directors of this corporation (the “Board of Directors”) in the resolution or resolutions providing for the issue of such Preferred Stock, and if such holders of such Preferred Stock are so entitled to vote thereon, then, except as may otherwise be set forth in this Restated Certificate of Incorporation, the only stockholder approval required shall be the affirmative vote of a majority of the combined voting power of the Common Stock and the Preferred Stock so entitled to vote.

(B)  Preferred Stock.  The Preferred Stock may be issued from time to time in one or more series. The Board of Directors is expressly authorized to provide for the issue, in one or more series, of all or any of the remaining shares of Preferred Stock and, in the resolution or resolutions providing for such issue, to establish for each such series the number of its shares, the voting powers, full or limited, of the shares of such series, or that such shares shall have no voting powers, and the designations, preferences and relative, participating, optional or other special rights of the shares of such series, and the qualifications, limitations or restrictions thereof. The Board of Directors is also expressly authorized (unless forbidden in the resolution or resolutions providing for such issue) to increase or decrease (but not below the number of shares of the series then outstanding) the number of shares of any series subsequent to the issuance of shares of that series. In case the number of shares of any such series shall be so decreased, the shares constituting such decrease shall resume the status that they had prior to the adoption of the resolution originally fixing the number of shares of such series.

(C)  Common Stock.

(1)  Relative Rights of Preferred Stock and Common Stock.  All preferences, voting powers, relative, participating, optional or other special rights and privileges, and qualifications, limitations, or restrictions of the Common Stock are expressly made subject and subordinate to those that may be fixed with respect to any shares of the Preferred Stock.

(2)  Voting Rights.  Except as otherwise required by law or this Restated Certificate of Incorporation, each holder of Common Stock shall have one vote in respect of each share of stock held by such holder of record on the books of the corporation for the election of directors and on all matters submitted to a vote of stockholders of the corporation.

(3)  Dividends.  Subject to the preferential rights of the Preferred Stock, the holders of shares of Common Stock shall be entitled to receive, when and if declared by the Board of Directors, out of the assets of the corporation which are by law available therefor, dividends payable either in cash, in property or in shares of capital stock.

(4)  Dissolution, Liquidation or Winding Up.  In the event of any dissolution, liquidation or winding up of the affairs of the corporation, after distribution in full of the preferential amounts, if any, to be distributed to the holders of shares of the Preferred Stock, holders of Common Stock shall be entitled, unless otherwise provided by law or this Restated Certificate of Incorporation, to receive all of the remaining assets of the corporation of whatever kind available for distribution to stockholders ratably in proportion to the number of shares of Common Stock held by them respectively.

ARTICLE V

The corporation is to have perpetual existence.

ARTICLE VI

In furtherance and not in limitation of the powers conferred by the laws of the State of Delaware:

(A)  Amendment to Charter.  Notwithstanding any other provision of this Certificate of Incorporation, the affirmative vote of the holders of at least sixty-six and two-thirds percent (66 2/3%) of the voting power of all of the then outstanding shares of the stock of the corporation entitled to vote generally in the election of directors, voting together as a single class, shall be required to amend in any respect or repeal this Article VI and Articles VII and VIII below.

(B)  Amendment of Bylaws.  The Board of Directors of the corporation is expressly authorized to adopt, amend or repeal the Bylaws of the corporation, provided, however, that any adoption, amendment or repeal of Bylaws of the corporation by the Board of Directors shall require the approval of at least sixty-six and two-thirds percent (66 2/3%) of the total number of authorized directors (whether or not there exist any vacancies in previously authorized directorships at the time any resolution providing for adoption, amendment or repeal is presented to the Board of Directors). The stockholders shall also have power to adopt, amend or repeal Bylaws of the corporation, provided, however, that in addition to any vote of the holders of any class or series of stock of the corporation required by law or by this Restated Certificate of Incorporation the affirmative vote of the holders of at least sixty-six and two-thirds percent (66 2/3%) of the voting power of all of the then outstanding shares of the stock of the corporation entitled to vote generally in the election of directors, voting together as a single class, shall be required for such adoption, amendment or repeal by the stockholders of any provisions of the Bylaws of the corporation.

(C)  Written Ballot Not Required.  Elections of directors need not be by written ballot unless the Bylaws of the corporation shall so provide.

(D)  Classified Board.  The Board of Directors shall be divided into three classes, designated Class I, Class II and Class III, as nearly equal in number as possible, and the term of office of directors of one class shall expire at each annual meeting of stockholders, and in all cases as to each director until his or her successor shall be elected and shall qualify or until his or her earlier resignation, removal from office, death or incapacity. Additional directorships resulting from an increase in number of directors shall be apportioned among the classes as equally as possible. At each annual meeting of stockholders the number of directors equal to the number of directors of the class whose term expires at the time of such meeting (or, if less, the number of directors properly nominated and qualified for election) shall be elected to hold office until the third succeeding annual meeting of stockholders after their election.

(E)  No Action By Written Consent.  No action required or permitted to be taken at any annual or special meeting of the stockholders may be taken without a meeting and the power of stockholders to consent in writing, without a meeting, to the taking of any action is specifically denied. Special meetings of the stockholders of the corporation may be called only by the Chairman of the Board or the Chief Executive Officer of the corporation or by a resolution adopted by the affirmative vote of a majority of the Board of Directors.

(F)  Corporate Records.  The books of the corporation may be kept at such place within or without the State of Delaware as the Bylaws of the corporation may provide or as may be designated from time to time by the Board of Directors of the corporation.

ARTICLE VII

(A)  No Personal Liability.  A director of the corporation shall not be personally liable to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director’s duty of loyalty to the corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under section 174 of the Delaware General Corporation Law or (iv) for any transaction from which the director derived an improper personal benefit.

(B)  Indemnification.  Each Person who is or is made a party or is threatened to be made a party to or is involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (hereinafter a “proceeding”), by reason of the fact that he or she, or a Person of whom he or she is the legal representative, is or was a director or officer of the corporation or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plans, whether the basis of such proceeding is alleged action in an official capacity as a director, officer, employee or agent or in any other capacity while serving as a director, officer, employee or agent, shall be indemnified and held harmless by the corporation to the fullest extent authorized by the Delaware General Corporation Law, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the corporation to provide broader indemnification rights than said law permitted the corporation to provide prior to such amendment), against all expense, liability and loss (including attorneys’ fees, judgments, fines, ERISA excise taxes or penalties and amounts paid or to be paid in settlement) reasonably incurred or suffered by such Person in connection therewith and such indemnification shall continue as to a Person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of his or her heirs, executors and administrators; provided, however, that, except as provided in the second paragraph hereof, the corporation shall indemnify any such Person seeking indemnification in connection with a proceeding (or part thereof) initiated by such Person only if such proceeding (or part thereof) was authorized by the Board of Directors of the corporation. The right to indemnification conferred in this section shall be a contract right and shall include the right to be paid by the corporation any expenses incurred in defending any such proceeding in advance of its final disposition; provided, however, that, if the Delaware General Corporation Law requires, the payment of such expenses incurred by a director or officer in his or her capacity as a director or officer (and not in any other capacity in which service was or is rendered by such Person while a director or officer, including, without limitation, service to an employee benefit plan) in advance of the final disposition of a proceeding, shall be made only upon delivery to the corporation of an undertaking, by or on behalf of such director or officer, to repay all amounts so advanced if it shall ultimately be determined that such director or officer is not entitled to be indemnified under this section or otherwise. The corporation may, by action of its Board of Directors, provide indemnification to employees and agents of the corporation with the same scope and effect as the foregoing indemnification of directors and officers.

If a claim under the first paragraph of this section is not paid in full by the corporation within thirty (30) days after a written claim has been received by the corporation, the claimant may at any time thereafter bring suit against the corporation to recover the unpaid amount of the claim and, if successful in whole or in part, the claimant shall be entitled to be paid also the expense of prosecuting such claim. It shall be a defense to any such action (other than an action brought to enforce a claim for expenses incurred in defending any proceeding in advance of its final disposition where the required undertaking, if any is required, has been tendered to the corporation) that the claimant has not met the standards of conduct which make it permissible under the Delaware General Corporation Law for the corporation to indemnify the claimant for the amount claimed, but the burden of proving such defense shall be on the corporation. Neither the failure of the corporation (including its Board of Directors, independent legal counsel, or its stockholders) to have made a determination prior to the commencement of such action that indemnification of the claimant is proper in the circumstances because he or she has met the applicable standard of conduct set forth in the Delaware General Corporation Law, nor an actual determination by the corporation (including its Board of Directors, independent legal counsel, or its stockholders) that the claimant has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that the claimant has not met the applicable standard of conduct.

The right to indemnification and the payment of expenses incurred in defending a proceeding in advance of its final disposition conferred in this section shall not be exclusive of any other right which any Person may have or hereafter acquire under any statute, provision of the Restated Certificate of Incorporation, Bylaw, agreement, vote of stockholders or disinterested directors or otherwise.

(C)  The corporation may maintain insurance, at its expense, to protect itself and any director, officer, employee or agent of the corporation or another corporation, partnership, joint venture, trust or other enterprise against any such expense, liability or loss, whether or not the corporation would have the power to indemnify such Person against such expense, liability or loss under the Delaware General Corporation Law.

(D)  Any repeal or modification of the foregoing provisions of this Article VII shall not adversely affect any right or protection of any director, officer, employee or agent of the corporation existing at the time of such repeal or modification.

ARTICLE VIII

The corporation reserves the right to amend or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred upon a stockholder herein are granted subject to this reservation.

FOURTH.  This Restated Certificate of Incorporation was duly adopted by the Board of Directors of the corporation.

FIFTH.  This Restated Certificate of Incorporation was duly adopted by the stockholders in accordance with sections 242 and 245 of the General Corporation Law of the State of Delaware. Written consent of the stockholders has been given with respect to this Restated Certificate of Incorporation in accordance with section 228 of the General Corporation Law of the State of Delaware, and written notice has been given as provided in section 228.

IN WITNESS WHEREOF, said Deltagen, Inc. has caused this Certificate to be signed by its Secretary, John Burke, this ____ day of ________, 2003.

John Burke Secretary of Deltagen, Inc.

ANNEX D

RESTATED CERTIFICATE OF INCORPORATION

OF

DELTAGEN, INC.

[to be filed immediately after the Reverse Split Charter]

Deltagen, Inc., a corporation organized and existing under the laws of the State of Delaware, hereby certifies as follows:

FIRST.  The name of the corporation is Deltagen, Inc.

SECOND.  The date of filing of the corporation’s original Certificate of Incorporation with the Secretary of State of Delaware was January 28, 1997.

THIRD.  The Certificate of Incorporation of the corporation shall be amended and restated to read in full as follows:

ARTICLE I

The name of the corporation is Deltagen, Inc.

ARTICLE II

The address of its registered office in the State of Delaware is Corporation Trust Center, 1209 Orange Street, in the City of Wilmington, County of New Castle, Delaware 19801. The name of its registered agent at such address is The Corporation Trust Company.

ARTICLE III

The nature of the business or purposes to be conducted or promoted is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.

ARTICLE IV

(A)  Classes of Stock.  The total number of shares of all classes of capital stock which the corporation shall have authority to issue is ________ (________), [to be equal to the number of shares of Common Stock authorized below plus the number of shares of Preferred Stock authorized below] of which ________ (________) shares [to be equal to 75,000,000 (as adjusted by the Reverse Stock Split) plus the number of shares of Preferred Stock authorized below plus an additional number of shares to be reserved for issuance under the Company’s ESPP and 2000 Stock Incentive Plan to increase the shares available under the ESPP by the number of shares necessary to cause the shares available under such plan immediately after the Closing to equal 5% of the fully diluted Common Stock of the Company immediately after the Closing and to increase the shares available under the 2000 Stock Incentive Plan by the number of shares necessary to cause the shares available under such plan immediately after the Closing to equal 20% of the fully diluted Common Stock of the Company immediately after the Closing.] of the par value of one tenth of one cent ($.001) each shall be Common Stock (the “Common Stock”) and ________ (________) shares [to be equal to 5,000,000 (as adjusted by the Reverse Stock Split) plus the number of shares of Series A Preferred

Stock to be authorized below] of the par value of one tenth of one cent ($.001) each shall be Preferred Stock (the “Preferred Stock”). The number of authorized shares of Common Stock or Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the then outstanding shares of Common Stock, without a vote of the holders of the Preferred Stock, or of any series thereof, unless a vote of any such Preferred Stock holders is required pursuant to the provisions established by the Board of Directors of this corporation (the “Board of Directors”) in the resolution or resolutions providing for the issue of such Preferred Stock, and if such holders of such Preferred Stock are so entitled to vote thereon, then, except as may otherwise be set forth in this Restated Certificate of Incorporation, the only stockholder approval required shall be the affirmative vote of a majority of the combined voting power of the Common Stock and the Preferred Stock so entitled to vote.

(B)  Preferred Stock.  The Preferred Stock may be issued from time to time in one or more series. The Board of Directors is expressly authorized to provide for the issue, in one or more series, of all or any of the remaining shares of Preferred Stock and, in the resolution or resolutions providing for such issue, to establish for each such series the number of its shares, the voting powers, full or limited, of the shares of such series, or that such shares shall have no voting powers, and the designations, preferences and relative, participating, optional or other special rights of the shares of such series, and the qualifications, limitations or restrictions thereof. The Board of Directors is also expressly authorized (unless forbidden in the resolution or resolutions providing for such issue) to increase or decrease (but not below the number of shares of the series then outstanding) the number of shares of any series subsequent to the issuance of shares of that series. In case the number of shares of any such series shall be so decreased, the shares constituting such decrease shall resume the status that they had prior to the adoption of the resolution originally fixing the number of shares of such series. The first series of Preferred Stock shall be designated “Series A Preferred Stock” and shall consist of ________ (________) shares [to be equal to the number of shares of Offered Securities plus the Hines Shares, plus the Legacy Shares, plus the Charles River Shares, plus such number of additional shares of Series A Preferred Stock as are necessary to complete the Rights Offering]. The rights, preferences, privileges, and restrictions granted to and imposed on the Series A Preferred Stock are as set forth below in this Article IV(B).

1.  Dividend Provisions.  Any dividends shall be distributed among the holders of Series A Preferred Stock and Common Stock pro rata based on the number of shares of Common Stock then held by each holder (assuming conversion of all such Series A Preferred Stock into Common Stock).

2.  Liquidation.

(a)  Preference.  In the event of any liquidation, dissolution or winding up of the Corporation, either voluntary or involuntary, subject to the rights of series of Preferred Stock that may from time to time come into existence, the holders of the Series A Preferred Stock shall be entitled to receive, prior and in preference to any distribution of any of the assets of the Corporation to the holders of Common Stock by reason of their ownership thereof, an amount per share equal to $_____ per share [to be the Purchaser Price Per Share] (as adjusted for stock splits, stock dividends, reclassification and the like) for each share of Series A Preferred Stock then held by them, plus declared but unpaid dividends. If, upon the occurrence of such event, the assets and funds thus distributed among the holders of the Series A Preferred Stock shall be insufficient to permit the payment to such holders of the full aforesaid preferential amounts, then, subject to the rights of series of Preferred Stock that may from time to time come into existence, the entire assets and funds of the Corporation legally available for distribution shall be distributed ratably among the holders of the Series A Preferred Stock in proportion to the preferential amount each such holder is otherwise entitled to receive.

(b)  Remaining Assets.  Upon the completion of the distribution required by Section 2(a) above and any other distribution that may be required with respect to series of Preferred Stock that may from time to time come into existence, if assets remain in the Corporation, the holders of the Common Stock of the Corporation shall receive all of the remaining assets of the Corporation.

(c)  Certain Acquisitions.

(i)  Deemed Liquidation.  For purposes of this Section 2, a liquidation, dissolution, or winding up of the Corporation shall be deemed to occur if the Corporation shall consummate (i)(x) any consolidation or merger of the Company with or into any other Person, or any other corporate reorganization, in which the stockholders of the Company immediately prior to such consolidation, merger or reorganization own less than 50% of the Company’s voting power or the voting power of the surviving entity or the ultimate parent of the surviving entity immediately after such consolidation, merger or reorganization, or (y) any transaction or series of related transactions not included in clause (x) to which the Company is a party in which in excess of 50% of the Company’s voting power is transferred to another Person or group for purposes of Section 13(d) under the Securities Exchange Act of 1934, as amended, or (ii) a sale, lease or other disposition of all or substantially all of the assets of the Company to any other Person. As used in this Certificate of Incorporation, the term “Person” shall mean any individual, sole proprietorship, partnership, joint venture, trust, unincorporated organization, association, corporation, limited liability company, institution, public benefit corporation, other entity or government (whether federal, state, county, city, municipal, local, foreign, or otherwise, including any instrumentality, division, agency, body or department thereof), whether constituting a separate legal entity or not.

(ii)  Valuation of Consideration.  In the event of a deemed liquidation as described in Section 2(c)(i) above, if the consideration received by the Corporation is other than cash, its value will be deemed its fair market value. Any securities shall be valued as follows:

(A)  Securities not subject to investment letter or other similar restrictions on free marketability:

(1)  If traded on a securities exchange or The Nasdaq Stock Market (“Nasdaq”), the value shall be based on a formula approved by the Board of Directors and derived from the closing prices of the securities on such exchange or Nasdaq over a specified time period;

(2)  If actively traded over-the-counter, the value shall be based on a formula approved by the Board of Directors and derived from the closing bid or sales prices (whichever is applicable) of such securities over a specified time period; and

(3)  If there is no active public market, the value shall be the fair market value thereof, as determined in good faith by the Board of Directors.

(B)  The method of valuation of securities subject to investment letter or other restrictions on free marketability (other than restrictions arising solely by virtue of a stockholder’s status as an affiliate or former affiliate) shall be to make an appropriate discount from the market value determined as specified above in Section 2(c)(ii)(A) to reflect the approximate fair market value thereof, as determined in good faith by the Board of Directors.

(iii)  Notice of Liquidation Transaction.  The Corporation shall give each holder of record of Series A Preferred Stock written notice of any impending Liquidation Transaction not later than 20 days prior to the stockholders’ meeting called to approve such Liquidation Transaction, or 20 days prior to the closing of such Liquidation Transaction, whichever is earlier, and shall also notify such holders in writing of the final approval of such Liquidation Transaction. The first of such notices shall describe the material terms and conditions of the impending Liquidation Transaction and the provisions of this Section 2, and the Corporation shall thereafter give such holders prompt notice of any material changes. The Liquidation Transaction shall in no event take place sooner than 20 days after the Corporation has given the first notice provided for herein or sooner than 20 days after the Corporation has given notice of any material changes provided for herein. Notwithstanding the other provisions of this Restated Certificate, all notice periods or requirements in this Restated Certificate may be shortened or waived, either before or after the action for which notice is required, upon the written consent of the holders of a majority of the voting power of the outstanding shares of Series A Preferred Stock that are entitled to such notice rights.

(iv)  Effect of Noncompliance.  In the event the requirements of this Section 2(c) are not complied with, the Corporation shall forthwith either cause the closing of the Liquidation Transaction to be postponed until the requirements of this Section 2 have been complied with, or cancel such Liquidation Transaction, in which event the rights, preferences, privileges and restrictions of the holders of Series A Preferred Stock shall revert to and be the same as such rights, preferences, privileges and restrictions existing immediately prior to the date of the first notice referred to in Section 2(c)(iii).

3.  Redemption.  The Preferred Stock is not mandatorily redeemable.

4.  Conversion.  The holders of the Series A Preferred Stock shall have conversion rights as follows (the “Conversion Rights”):

(a)  Right to Convert.  Subject to Section 4(c), each share of Series A Preferred Stock shall be convertible, at the option of the holder thereof, at any time after the date of issuance of such share, at the office of the Corporation or any transfer agent for such stock, into such number of fully paid and nonassessable shares of Common Stock as is determined by dividing $_____ [to be the Purchase Price Per Share] by the Conversion Price applicable to such share, determined as hereafter provided, in effect on the date the certificate is surrendered for conversion. The initial Conversion Price per share of Series A Preferred Stock shall be $_____ [to be the Purchase Price Per Share]. Such initial Conversion Price shall be subject to adjustment as set forth in Section 4(d).

(b)  Automatic Conversion.  Each share of Series A Preferred Stock shall automatically be converted into shares of Common Stock at the Conversion Price at the time in effect for such share immediately upon the earlier of (i) except as provided below in Section 4(c), the first date to occur after August 31, 2004 that constitutes the 30th consecutive trading day on which the closing price of the Corporation’s Common Stock as reported on Nasdaq’s National Market, SmallCap Market, OTC Bulletin Board or BBX has been not less than $3.00 per share (as adjusted for stock splits, stock dividends, reclassification and the like), so long as the average weekly trading volume of the Corporation’s Common Stock as reported on such exchange or system shall have exceeded 500,000 shares (as adjusted for stock splits, stock dividends, reclassification and the like) during each calendar week that either begins or ends within such 30 consecutive trading day period, or (ii) the date specified by written consent or agreement of the holders of a majority of the then outstanding shares of Series A Preferred Stock.

(c)  Mechanics of Conversion.  Before any holder of Series A Preferred Stock shall be entitled to convert such Series A Preferred Stock into shares of Common Stock, the holder shall surrender the certificate or certificates therefor, duly endorsed, at the office of the Corporation or of any transfer agent for such series of Preferred Stock, and shall give written notice to the Corporation at its principal corporate office, of the election to convert the same and shall state therein the name or names in which the certificate or certificates for shares of Common Stock are to be issued. The Corporation shall, as soon as practicable thereafter, issue and deliver at such office to such holder of Preferred Stock, or to the nominee or nominees of such holder, a certificate or certificates for the number of shares of Common Stock to which such holder shall be entitled as aforesaid. Such conversion shall be deemed to have been made immediately prior to the close of business on the date of such surrender of the shares of such series of Preferred Stock to be converted, and the Person or Persons entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of public Common Stock as of such date. If the conversion is in connection with an underwritten public offering of securities registered pursuant to the Securities Act the conversion may, at the option of any holder tendering such Preferred Stock for conversion, be conditioned upon the closing with the underwriters of the sale of securities pursuant to such offering, in which event any Persons entitled to receive Common Stock upon conversion of such Preferred Stock shall not be deemed to have converted such Preferred Stock until immediately prior to the closing of such sale of securities.

(d)  Conversion Price Adjustments of Preferred Stock for Certain Dilutive Issuances, Splits and Combinations.  The Conversion Price of the Series A Preferred Stock shall be subject to adjustment from time to time as follows:

(i)  Issuance of Additional Stock below Purchase Price.  If the Corporation should issue, at any time after the date upon which any shares of Series A Preferred Stock were first issued (the “Purchase Date” with respect to such series), any Additional Stock (as defined below) without consideration or for a consideration per share less than the Conversion Price for such series in effect immediately prior to the issuance of such Additional Stock, the Conversion Price for such series in effect immediately prior to each such issuance shall automatically be adjusted as set forth in this Section 4(d)(i), unless otherwise provided in this Section 4(d)(i).

(A)  Adjustment Formula.  Whenever the Conversion Price is adjusted pursuant to this Section (4)(d)(i), the new Conversion Price shall be determined by multiplying the Conversion Price then in effect by a fraction, (x) the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such issuance (the “Outstanding Common”) plus the number of shares of Common Stock that the aggregate consideration received by the Corporation for such issuance would purchase at such Conversion Price; and (y) the denominator of which shall be the number of shares of Outstanding Common plus the number of shares of such Additional Stock. For purposes of the foregoing calculation, the term “Outstanding Common” shall include shares of Common Stock deemed issued pursuant to Section 4(d)(i)(E) below.

(B)  Definition of “Additional Stock”.  For purposes of this Section 4(d)(i), “Additional Stock” shall mean any shares of Common Stock issued (or deemed to have been issued pursuant to Section 4(d)(i)(E)) by the Corporation after the Purchase Date) other than

(1)  Common Stock issued pursuant to stock dividends, stock splits or similar transactions, as described in Section 4(d)(ii) hereof;

(2)  Shares of Common Stock issued or issuable to employees, consultants or directors of the Corporation directly or pursuant to a stock option plan, restricted stock plan or other agreement approved by the Board of Directors of the Corporation;

(3)  Capital stock, or options or warrants to purchase capital stock, issued to financial institutions or lessors in connection with commercial credit arrangements, equipment financings, commercial property lease transactions or similar transactions approved by the Board of Directors of the Corporation;

(4)  Shares of Common Stock or Preferred Stock issuable upon exercise of warrants outstanding as of the date of this Amended and Restated Certificate of Incorporation;

(5)  Capital stock, or warrants or options to purchase capital stock, issued in connection with bona fide acquisitions, mergers or similar transactions, the terms of which are approved by the Board of Directors of the Corporation;

(6)  Shares of Common Stock issued or issuable upon conversion of the Series A Preferred Stock;

(7)  Shares of Common Stock issued or issuable in a public offering prior to or in connection with which all outstanding shares of Series A Preferred Stock will be converted to Common Stock;

(8)  Capital stock issued or issuable to an entity as a component of any business relationship with such entity for the purpose of (A) joint venture, technology licensing or development activities, (B) distribution, supply or manufacture of the Corporation’s products or services or (C) any other arrangements involving corporate partners that are primarily for purposes other than raising capital, the terms of which business relationship with such entity are approved by the Board of Directors; and

(9)  Shares of Common Stock issued or issuable with the affirmative vote of at least a majority of the then outstanding shares of Preferred Stock, voting together as a class.

(C)  No Fractional Adjustments.  No adjustment of the Conversion Price for the Series A Preferred Stock shall be made in an amount less than one-tenth of one cent per share, provided that any adjustments which are not required to be made by reason of this sentence shall be carried forward and shall be either taken into account in any subsequent adjustment made prior to three years from the date of the event giving rise to the adjustment being carried forward, or shall be made at the end of three years from the date of the event giving rise to the adjustment being carried forward.

(D)  Determination of Consideration.  In the case of the issuance of Common Stock for cash, the consideration shall be deemed to be the amount of cash paid therefor before deducting any reasonable discounts, commissions or other expenses allowed, paid or incurred by the Corporation for any underwriting or otherwise in connection with the issuance and sale thereof. In the case of the issuance of the Common Stock for a consideration in whole or in part other than cash, the consideration other than cash shall be deemed to be the fair value thereof as determined by the Board of Directors in good faith irrespective of any accounting treatment.

(E)  Deemed Issuances of Common Stock.  In the case of the issuance (whether before, on or after the applicable Purchase Date) of securities or rights convertible into, or entitling the holder thereof to receive directly or indirectly, additional shares of Common Stock (the “Common Stock Equivalents”), the following provisions shall apply for all purposes of this Section 4(d)(i):

(1)  The aggregate maximum number of shares of Common Stock deliverable upon conversion, exchange or exercise (assuming the satisfaction of any conditions to convertibility, exchangeability or exercisability, including, without limitation, the passage of time, but without taking into account potential antidilution adjustments) of any Common Stock Equivalents and subsequent conversion, exchange or exercise thereof shall be deemed to have been issued at the time such securities were issued or such Common Stock Equivalents were issued and for a consideration equal to the consideration, if any, received by the Corporation for any such securities and related Common Stock Equivalents (excluding any cash received on account of accrued interest or accrued dividends), plus the minimum additional consideration, if any, to be received by the Corporation (without taking into account potential antidilution adjustments) upon the conversion, exchange or exercise of any Common Stock Equivalents (the consideration in each case to be determined in the manner provided in Section 4(d)(i)(D).

(2)  In the event of any change in the number of shares of Common Stock deliverable or in the consideration payable to the Corporation upon conversion, exchange or exercise of any Common Stock Equivalents including, but not limited to, a change resulting from the antidilution provisions thereof, the Conversion Price of the Series A Preferred Stock, to the extent in any way affected by or computed using such Common Stock Equivalents, shall be recomputed to reflect such change, but no further adjustment shall be made for the actual issuance of Common Stock or any payment of such consideration upon the conversion, exchange or exercise of such Common Stock Equivalents.

(3)  Upon the termination or expiration of the convertibility, exchangeability or exercisability of any Common Stock Equivalents, the Conversion Price of the Series A Preferred Stock, to the extent in any way affected by or computed using such Common Stock Equivalents, shall be recomputed to reflect the issuance of only the number of shares of Common Stock (and Common Stock Equivalents that remain convertible, exchangeable or exercisable) actually issued upon the conversion, exchange or exercise of such Common Stock Equivalents.

(4)  The number of shares of Common Stock deemed issued and the consideration deemed paid therefor pursuant to Section 4(d)(i)(E)(1) shall be appropriately adjusted to reflect any change, termination or expiration of the type described in either Section 4(d)(i)(E)(2) or 4(d)(i)(E)(3).

(F)  No Increased Conversion Price.  Notwithstanding any other provisions of this Section (4)(d)(i), except to the limited extent provided for in Sections 4(d)(i)(E)(2) and 4(d)(i)(E)(3), no adjustment of the Conversion Price pursuant to this Section 4(d)(i) shall have the effect of increasing the Conversion Price above the Conversion Price in effect immediately prior to such adjustment.

(ii)  Stock Splits and Dividends.  In the event the Corporation should at any time after the Purchase Date fix a record date for the effectuation of a split or subdivision of the outstanding shares of Common Stock or the determination of holders of Common Stock entitled to receive a dividend or other distribution payable in additional shares of Common Stock or Common Stock Equivalents without payment of any consideration by such holder for the additional shares of Common Stock or the Common Stock Equivalents (including the additional shares of Common Stock issuable upon conversion or exercise thereof), then, as of such record date (or the date of such dividend distribution, split or subdivision if no record date is fixed), the Conversion Price of the Series A Preferred Stock shall be appropriately decreased so that the number of shares of Common Stock issuable on conversion of each share of such series shall be increased in proportion to such increase of the aggregate of shares of Common Stock outstanding and those issuable with respect to such Common Stock Equivalents with the number of shares issuable with respect to Common Stock Equivalents determined from time to time in the manner provided for deemed issuances in Section 4(d)(i)(E).

(iii)  Reverse Stock Splits.  If the number of shares of Common Stock outstanding at any time after the Purchase Date is decreased by a combination of the outstanding shares of Common Stock, then, following the record date of such combination, the Conversion Price for the Series A Preferred Stock shall be appropriately increased so that the number of shares of Common Stock issuable on conversion of each share of such series shall be decreased in proportion to such decrease in outstanding shares.

(e)  Other Distributions.  In the event the Corporation shall declare a distribution payable in securities of other Persons, evidences of indebtedness issued by the Corporation or other Persons, assets (excluding cash dividends) or options or rights not referred to in Section 4(d)(ii), then, in each such case for the purpose of this Section 4(e), the holders of Series A Preferred Stock shall be entitled to a proportionate share of any such distribution as though they were the holders of the number of shares of Common Stock of the Corporation into which their shares of Preferred Stock are convertible as of the record date fixed for the determination of the holders of Common Stock of the Corporation entitled to receive such distribution.

(f)  Recapitalizations.  If at any time or from time to time there shall be a recapitalization of the Common Stock (other than a subdivision, combination or merger or sale of assets transaction provided for elsewhere in this Section 4 or in Section 2) provision shall be made so that the holders of the Series A Preferred Stock shall thereafter be entitled to receive upon conversion of such Preferred Stock the number of shares of stock or other securities or property of the Corporation or otherwise, to which a holder of Common Stock deliverable upon conversion would have been entitled on such recapitalization. In any such case, appropriate adjustment shall be made in the application of the provisions of this Section 4 with respect to the rights of the holders of such Preferred Stock after the recapitalization to the end that the provisions of this Section 4 (including adjustment of the Conversion Price then in effect and the number of shares purchasable upon conversion of such Preferred Stock) shall be applicable after that event and be as nearly equivalent as practicable.

(g)  No Impairment.  The Corporation will not, by amendment of its Certificate of Incorporation (except in accordance with applicable law) or through any reorganization, recapitalization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Corporation, but will at all times in good faith assist in the carrying out of all the provisions of this Section 4 and in the taking of all such action as may be necessary or appropriate in order to protect the Conversion Rights of the holders of Preferred Stock against impairment.

(h)  No Fractional Shares and Certificate as to Adjustments.

(i)  No fractional shares shall be issued upon the conversion of any share or shares of the Series A Preferred Stock, and the number of shares of Common Stock to be issued shall be rounded down to the nearest whole share. The number of shares issuable upon such conversion shall be determined on the basis of the total number of shares of Series A Preferred Stock the holder is at the time converting into Common Stock and the number of shares of Common Stock issuable upon such aggregate conversion.

(ii)  Upon the occurrence of each adjustment or readjustment of the Conversion Price of Series A Preferred Stock pursuant to this Section 4, the Corporation, at its expense, shall promptly compute such adjustment or readjustment in accordance with the terms hereof and prepare and furnish to each holder of such Preferred Stock a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Corporation shall, upon the written request at any time of any holder of Series A Preferred Stock, furnish or cause to be furnished to such holder a like certificate setting forth (A) such adjustment and readjustment, (B) the Conversion Price for the Series A Preferred Stock at the time in effect, and (C) the number of shares of Common Stock and the amount, if any, of other property which at the time would be received upon the conversion of a share of the Series A Preferred Stock.

(i)  Notices of Record Date.  In the event of any taking by the Corporation of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend (other than a cash dividend) or other distribution, any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right, the Corporation shall mail to each holder of Series A Preferred Stock, at least 10 days prior to the date specified therein, a notice specifying the date on which any such record is to be taken for the purpose of such dividend, distribution or right, and the amount and character of such dividend, distribution or right.

(j)  Reservation of Stock Issuable Upon Conversion.  The Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of the shares of the Series A Preferred Stock, such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of such series of Preferred Stock; and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all then outstanding shares of such series of Preferred Stock, in addition to such other remedies as shall be available to the holder of such Preferred Stock, the Corporation will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purposes, including, without limitation, engaging in best efforts to obtain the requisite stockholder approval of any necessary amendment to this Restated Certificate.

(k)  Notices.  Any notice required by the provisions of this Section 4 to be given to the holders of shares of Series A Preferred Stock shall be deemed given if deposited in the United States mail, postage prepaid, and addressed to each holder of record at his address appearing on the books of the Corporation.

5.  Voting Rights.  Except as expressly provided by this Certificate or as provided by law, the holders of Series A Preferred Stock shall have the same voting rights as the holders of Common Stock and shall be entitled to notice of any stockholders’ meeting in accordance with the Bylaws of the Corporation, and the holders of Common Stock and the Series A Preferred Stock shall vote together as a single class on all matters. Each holder of Common Stock shall be entitled to one vote for each share of Common Stock held, and each holder of Series A Preferred Stock shall be entitled to such number of votes for each share of Series A Preferred Stock as equals the quotient of (i) ________ [to be the Purchase Price Per Share] divided by (ii) 0.34, provided that such quotient shall not be greater than one. Fractional votes shall not, however, be permitted and any fractional voting rights available on an as-converted basis (after aggregating all shares into which shares of Series A Preferred Stock held by each holder could be converted) shall be rounded to the nearest whole number (with one-half being rounded upward).

6.  Protective Provisions.

(a)  Subject to the rights of series of Preferred Stock which may from time to time come into existence, the Corporation shall not without first obtaining the approval (by vote or written consent, as provided by law) of the holders of at least a majority of the then outstanding shares of Series A Preferred Stock, voting together as a class, alter or change the rights, preferences or privileges of the shares of Series A Preferred Stock so as to affect adversely the shares of such series.

(b)  So long as not less than ________ [to be 25% of number of Offered Securities] shares (as adjusted for stock splits, stock dividends, reclassification and the like) of Series A Preferred Stock are outstanding, the Corporation shall not without first obtaining the approval (by vote or written consent, as provided by law) of the holders of at least a majority of the then-outstanding shares of Series A Preferred Stock, voting separately as a class:

(i)  amend this Restated Certificate or the Bylaws of the Corporation so as to affect adversely the shares of Series A Preferred Stock or any holder thereof, including, without limitation, by creating any additional series of preferred stock (or issuing shares under any such series) that is senior to, or pari passu with, the Series A Preferred Stock in liquidation preference, conversion rights or right of payment; or

(ii)  change the rights of the holders of the Series A Preferred Stock in any other respect; or

(iii)  increase or decrease (other than by redemption or conversion) the authorized number of shares of Series A Preferred Stock; or

(iv)  authorize or issue any other equity security, including any other security convertible into or exercisable for any equity security, having a preference over the Series A Preferred Stock with respect to voting, dividends or liquidation preferences, or being on a parity with the Series A Preferred Stock with respect to dividends or liquidation preference; or

(v)  purchase, redeem or otherwise acquire for value any equity security that are junior to the Series A Preferred Stock with respect to voting, dividends or liquidation preferences; provided, however, that the foregoing shall not be deemed to prohibit the repurchase of shares of Common Stock from employees, officers, directors, consultants or other persons performing services for the Corporation or any subsidiary pursuant to agreements under which the Corporation has the option to repurchase such shares at cost upon the occurrence of certain events, such as the termination of employment, or through the exercise of any right of first refusal.

7.  Status of Converted Stock.  In the event any shares of Preferred Stock shall be converted pursuant to Section 4 hereof, the shares so converted shall be cancelled and shall not be issuable by the Corporation. This Restated Certificate shall be appropriately amended to effect the corresponding reduction in the Corporation’s authorized capital stock.

(C)  Common Stock.

(1)  Relative Rights of Preferred Stock and Common Stock.  All preferences, voting powers, relative, participating, optional or other special rights and privileges, and qualifications, limitations, or restrictions of the Common Stock are expressly made subject and subordinate to those that may be fixed with respect to any shares of the Preferred Stock.

(2)  Voting Rights.  Except as otherwise required by law or this Restated Certificate of Incorporation, each holder of Common Stock shall have one vote in respect of each share of stock held by such holder of record on the books of the corporation for the election of directors and on all matters submitted to a vote of stockholders of the corporation.

(3)  Dividends.  Subject to the preferential rights of the Preferred Stock, the holders of shares of Common Stock shall be entitled to receive, when and if declared by the Board of Directors, out of the assets of the corporation which are by law available therefor, dividends payable either in cash, in property or in shares of capital stock.

(4)  Dissolution, Liquidation or Winding Up.  In the event of any dissolution, liquidation or winding up of the affairs of the corporation, after distribution in full of the preferential amounts, if any, to be distributed to the holders of shares of the Preferred Stock, holders of Common Stock shall be entitled, unless otherwise provided by law or this Restated Certificate of Incorporation, to receive all of the remaining assets of the corporation of whatever kind available for distribution to stockholders ratably in proportion to the number of shares of Common Stock held by them respectively.

ARTICLE V

The corporation is to have perpetual existence.

ARTICLE VI

In furtherance and not in limitation of the powers conferred by the laws of the State of Delaware:

(A)  Amendment to Charter.  Notwithstanding any other provision of this Certificate of Incorporation, the affirmative vote of the holders of at least sixty-six and two-thirds percent (66 2/3%) of the voting power of all of the then outstanding shares of the stock of the corporation entitled to vote generally in the election of directors, voting together as a single class, shall be required to amend in any respect or repeal this Article VI and Articles VII and VIII below.

(B)  Amendment of Bylaws.  The Board of Directors of the corporation is expressly authorized to adopt, amend or repeal the Bylaws of the corporation, provided, however, that any adoption, amendment or repeal of Bylaws of the corporation by the Board of Directors shall require the approval of at least sixty-six and two-thirds percent (66 2/3%) of the total number of authorized directors (whether or not there exist any vacancies in previously authorized directorships at the time any resolution providing for adoption, amendment or repeal is presented to the Board of Directors). The stockholders shall also have power to adopt, amend or repeal Bylaws of the corporation, provided, however, that in addition to any vote of the holders of any class or series of stock of the corporation required by law or by this Restated Certificate of Incorporation the affirmative vote of the holders of at least sixty-six and two-thirds percent (66 2/3%) of the voting power of all of the then outstanding shares of the stock of the corporation entitled to vote generally in the election of directors, voting together as a single class, shall be required for such adoption, amendment or repeal by the stockholders of any provisions of the Bylaws of the corporation.

(C)  Written Ballot Not Required.  Elections of directors need not be by written ballot unless the Bylaws of the corporation shall so provide.

(D)  Classified Board.

(1)  Subject to the provisions of paragraph (2) below, the Board of Directors shall be divided into three classes, designated Class I, Class II and Class III, as nearly equal in number as possible, and the term of office of directors of one class shall expire at each annual meeting of stockholders, and in all cases as to each director until his or her successor shall be elected and shall qualify or until his or her earlier resignation, removal from office, death or incapacity. Additional directorships resulting from an increase in number of directors shall be apportioned among the classes as equally as possible. At each annual meeting of stockholders the number of directors equal to the number of directors of the class whose term expires at the time of such meeting (or, if less, the number of directors properly nominated and qualified for election) shall be elected to hold office until the third succeeding annual meeting of stockholders after their election.

(2)  From and after the date hereof, so long as not less than ________ [to be 25% of number of Offered Securities] shares (as adjusted for stock splits, stock dividends, reclassification and the like) of Series A Preferred Stock are outstanding, the holders of outstanding shares of Series A Preferred Stock shall, by approval (by vote or written agreement or consent, as provided by law) of the holders of at least a majority of the then outstanding shares of Series A Preferred Stock, voting together as a class, be entitled to designate three (3) members of the Board of Directors (or, if not then permitted under applicable NASD rules, the greatest number as shall then be permitted under applicable NASD rules) (each a “Series A Director”). No Series A Director may be removed, or any vacancy with respect to a Series A Director filled, except by the vote or written agreement or consent of the holders of at least a majority of the then outstanding shares of Series A Preferred Stock, voting together as a class.

(E)  No Action By Written Consent.  No action required or permitted to be taken at any annual or special meeting of the stockholders may be taken without a meeting and the power of stockholders to consent in writing, without a meeting, to the taking of any action is specifically denied. Special meetings of the stockholders of the corporation may be called only by the Chairman of the Board or the Chief Executive Officer of the corporation or by a resolution adopted by the affirmative vote of a majority of the Board of Directors.

(F)  Corporate Records.  The books of the corporation may be kept at such place within or without the State of Delaware as the Bylaws of the corporation may provide or as may be designated from time to time by the Board of Directors of the corporation.

ARTICLE VII

(A)  No Personal Liability.  A director of the corporation shall not be personally liable to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director’s duty of loyalty to the corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under section 174 of the Delaware General Corporation Law or (iv) for any transaction from which the director derived an improper personal benefit.

(B)  Indemnification.  Each Person who is or is made a party or is threatened to be made a party to or is involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (hereinafter a “proceeding”), by reason of the fact that he or she, or a Person of whom he or she is the legal representative, is or was a director or officer of the corporation or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plans, whether the basis of such proceeding is alleged action in an official capacity as a director, officer, employee or agent or in any other capacity while serving as a director, officer, employee or agent, shall be indemnified and held harmless by the corporation to the fullest extent authorized by the Delaware General Corporation Law, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the corporation to provide broader indemnification rights than said law permitted the corporation to provide prior to such amendment), against all expense, liability and loss (including attorneys’ fees, judgments, fines, ERISA excise taxes or penalties and amounts paid or to be paid in settlement) reasonably incurred or suffered by such Person in connection therewith and such indemnification shall continue as to a Person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of his or her heirs, executors and administrators; provided, however, that, except as provided in the second paragraph hereof, the corporation shall indemnify any such Person seeking indemnification in connection with a proceeding (or part thereof) initiated by such Person only if such proceeding (or part thereof) was authorized by the Board of Directors of the corporation. The right to indemnification conferred in this section shall be a contract right and shall include the right to be paid by the corporation any expenses incurred in defending any such proceeding in advance of its final disposition; provided, however, that, if the Delaware General Corporation Law requires, the payment of such expenses incurred by a director or officer in his or her capacity as a director or officer (and not in any other capacity in which service was or is rendered by such Person while a director or officer, including, without limitation, service to an employee benefit plan) in advance of the final disposition of a proceeding, shall be made only upon delivery to the corporation of an undertaking, by or on behalf of such director or officer, to repay all amounts so advanced if it shall ultimately be determined that such director or officer is not entitled to be indemnified under this section or otherwise. The corporation may, by action of its Board of Directors, provide indemnification to employees and agents of the corporation with the same scope and effect as the foregoing indemnification of directors and officers.

If a claim under the first paragraph of this section is not paid in full by the corporation within thirty (30) days after a written claim has been received by the corporation, the claimant may at any time thereafter bring suit against the corporation to recover the unpaid amount of the claim and, if successful in whole or in part, the claimant shall be entitled to be paid also the expense of prosecuting such claim. It shall be a defense to any such action (other than an action brought to enforce a claim for expenses incurred in defending any proceeding in advance of its final disposition where the required undertaking, if any is required, has been tendered to the corporation) that the claimant has not met the standards of conduct which make it permissible under the Delaware General Corporation Law for the corporation to indemnify the claimant for the amount claimed, but the burden of proving such defense shall be on the corporation. Neither the failure of the corporation (including its Board of Directors, independent legal counsel, or its stockholders) to have made a determination prior to the commencement of such action that indemnification of the claimant is proper in the circumstances because he or she has met the applicable standard of conduct set forth in the Delaware General Corporation Law, nor an actual determination by the corporation (including its Board of Directors, independent legal counsel, or its stockholders) that the claimant has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that the claimant has not met the applicable standard of conduct.

The right to indemnification and the payment of expenses incurred in defending a proceeding in advance of its final disposition conferred in this section shall not be exclusive of any other right which any Person may have or hereafter acquire under any statute, provision of the Restated Certificate of Incorporation, Bylaw, agreement, vote of stockholders or disinterested directors or otherwise.

(C)  The corporation may maintain insurance, at its expense, to protect itself and any director, officer, employee or agent of the corporation or another corporation, partnership, joint venture, trust or other enterprise against any such expense, liability or loss, whether or not the corporation would have the power to indemnify such Person against such expense, liability or loss under the Delaware General Corporation Law.

(D)  Any repeal or modification of the foregoing provisions of this Article VII shall not adversely affect any right or protection of any director, officer, employee or agent of the corporation existing at the time of such repeal or modification.

ARTICLE VIII

The corporation reserves the right to amend or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred upon a stockholder herein are granted subject to this reservation.

FOURTH.  This Restated Certificate of Incorporation was duly adopted by the Board of Directors of the corporation.

FIFTH.  This Restated Certificate of Incorporation was duly adopted by the stockholders in accordance with sections 242 and 245 of the General Corporation Law of the State of Delaware. Written consent of the stockholders has been given with respect to this Restated Certificate of Incorporation in accordance with section 228 of the General Corporation Law of the State of Delaware, and written notice has been given as provided in section 228.

IN WITNESS WHEREOF, said Deltagen, Inc. has caused this Certificate to be signed by its Secretary, John Burke, this ____ day of ____________, 2003.

John Burke Secretary of Deltagen, Inc.

Appendix A

DELTAGEN, INC.

2000 STOCK INCENTIVE PLAN

As Amended and Restated Effective             , 2003

(ee)	“Stock Option Agreement”	4

(ff)	“Stock Purchase Agreement”	4

(gg)	“Stock Unit”	4

(hh)	“Stock Unit Agreement”	4

(ii)	“Subsidiary”	4

(jj)	“Total and Permanent Disability”	4

SECTION 3.	ADMINISTRATION.	4

(a)	Committee Procedures	4

(b)	Committee Responsibilities	5

SECTION 4.	ELIGIBILITY.	6

(a)	General Rule	6

(b)	Outside Directors	6

(c)	Limitation on Grants	6

(d)	Ten-Percent Stockholders	6

(e)	Attribution Rules	6

(f)	Outstanding Stock	7

SECTION 5.	STOCK SUBJECT TO PLAN.	7

(a)	Basic Limitation	7

(b)	Annual Increase in Shares	7

(c)	Additional Shares	7

(d)	Dividend Equivalents	7

SECTION 6.	RESTRICTED SHARES.	7

(a)	Restricted Stock Agreement	7

(b)	Payment for Awards	8

(c)	Vesting	8

(d)	Voting and Dividend Rights	8

SECTION 7.	OTHER TERMS AND CONDITIONS OF AWARDS OR SALES.	8

(a)	Duration of Offers and Nontransferability of Rights	8

(b)	Purchase Price	8

(c)	Withholding Taxes	8

(d)	Restrictions on Transfer of Shares	8

SECTION 8.	TERMS AND CONDITIONS OF OPTIONS.	9

(a)	Stock Option Agreement	9

(b)	Number of Shares	9

(c)	Exercise Price	9

(d)	Withholding Taxes	9

(e)	Exercisability and Term	9

(f)	Nontransferability	10

(g)	Exercise of Options Upon Termination of Service	10

(h)	Effect of Change in Control	10

(i)	Leaves of Absence	10

(j)	No Rights as a Stockholder	10

(k)	Modification, Extension and Renewal of Options	10

(l)	Restrictions on Transfer of Shares	10

(m)	Buyout Provisions	11

SECTION 9.	PAYMENT FOR SHARES.	11

(a)	General Rule	11

(b)	Surrender of Stock	11

(c)	Services Rendered	11

(d)	Cashless Exercise	11

(e)	Exercise/Pledge	11

(f)	Promissory Note	11

(g)	Other Forms of Payment	11

SECTION 10.	STOCK APPRECIATION RIGHTS.	12

(a)	SAR Agreement	12

(b)	Number of Shares	12

(c)	Exercise Price	12

(d)	Exercisability and Term	12

(e)	Effect of Change in Control	12

(f)	Exercise of SARs	12

(g)	Modification or Assumption of SARs	12

SECTION 11.	STOCK UNITS.	13

(a)	Stock Unit Agreement	13

(b)	Payment for Awards	13

(c)	Vesting Conditions	13

(d)	Voting and Dividend Rights	13

(e)	Form and Time of Settlement of Stock Units	13

(f)	Death of Recipient	13

(g)	Creditors’ Rights	14

SECTION 12.	ADJUSTMENT OF SHARES.	14

(a)	Adjustments	14

(b)	Dissolution or Liquidation	14

(c)	Reorganizations	14

(d)	Reservation of Rights	15

SECTION 13.	DEFERRAL OF AWARDS.	15

SECTION 14.	AWARDS UNDER OTHER PLANS.	16

SECTION 15.	PAYMENT OF DIRECTOR’S FEES IN SECURITIES.	16

(a)	Effective Date	16

(b)	Elections to Receive NSOs, Restricted Shares or Stock Units	16

(c)	Number and Terms of NSOs, Restricted Shares or Stock Units	16

SECTION 16.	LEGAL AND REGULATORY REQUIREMENTS.	16

SECTION 17.	WITHHOLDING TAXES.	16

(a)	General	16

(b)	Share Withholding	16

SECTION 18.	NO EMPLOYMENT RIGHTS.	17

SECTION 19.	DURATION AND AMENDMENTS.	17

(a)	Term of the Plan	17

(b)	Right to Amend or Terminate the Plan	17

(c)	Effect of Amendment or Termination	17

SECTION 20.	EXECUTION.	17

DELTAGEN, INC.

2000 STOCK INCENTIVE PLAN

As Amended and Restated Effective                     , 2003

SECTION 1. ESTABLISHMENT AND PURPOSE.

The purpose of the Plan is to promote the long-term success of the Company and the creation of stockholder value by (a) encouraging Employees, Outside Directors and Consultants to focus on critical long-range objectives, (b) encouraging the attraction and retention of Employees, Outside Directors and Consultants with exceptional qualifications and (c) linking Employees, Outside Directors and Consultants directly to stockholder interests through increased stock ownership. The Plan seeks to achieve this purpose by providing for Awards in the form of Restricted Shares, Stock Units, Options (which may constitute incentive stock options or nonstatutory stock options) or stock appreciation rights.

SECTION 2. DEFINITIONS.

(a)    “Affiliate” shall mean any entity other than a Subsidiary, if the Company and/or one of more Subsidiaries own not less than fifty percent (50%) of such entity.

(b)    “Award” shall mean any award of an Option, a SAR, a Restricted Share or a Stock Unit under the Plan.

(c)    “Board of Directors” shall mean the Board of Directors of the Company, as constituted from time to time.

(d)    “Change in Control” shall mean the occurrence of either of the following events:

(i)    A change in the composition of the Board of Directors, as a result of which fewer than one-half of the incumbent directors are directors who either:

(A)    Had been directors of the Company twenty-four (24) months prior to such change; or

(B)    Were elected, or nominated for election, to the Board of Directors with the affirmative votes of at least a majority of the directors who had been directors of the Company twenty-four (24) months prior to such change and who were still in office at the time of the election or nomination; or

(ii)    Any “person” (as such term is used in sections 13(d) and 14(d) of the Exchange Act) who by the acquisition or aggregation of securities, is or becomes the beneficial owner, directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the combined voting power of the Company’s then outstanding securities ordinarily (and apart from rights accruing under special circumstances) having the right to vote at elections of directors (the “Base Capital Stock”); except that any change in the relative beneficial ownership of the Company’s securities by any person

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resulting solely from a reduction in the aggregate number of outstanding shares of Base Capital Stock, and any decrease thereafter in such person’s ownership of securities, shall be disregarded until such person increases in any manner, directly or indirectly, such person’s beneficial ownership of any securities of the Company. For purposes of this Subsection (ii), the term “person” shall not include an employee benefit plan maintained by the Company.

The term “Change in Control” shall not include any secondary public offering of the Company’s securities or a transaction, the sole purpose of which is to change the state of the Company’s incorporation.

(e)    “Code” shall mean the Internal Revenue Code of 1986, as amended.

(f)    “Committee” shall mean the committee designated by the Board of Directors, which is authorized to administer the Plan under Section 3 hereof. The Committee shall have membership composition which enables: (i) the Options or other rights granted under the Plan to qualify for exemption under Rule 16b-3 with respect to persons who are subject to Section 16 of the Exchange Act and (ii) the Options, SARs or other rights granted under the Plan to qualify for the performance based compensation exemption for persons covered by Section 162(m) of the Code.

(g)    “Company” shall mean Deltagen, Inc., a Delaware corporation.

(h)    “Consultant” shall mean a consultant or advisor who provides bona fide services to the Company, a Parent, a Subsidiary or an Affiliate as an independent contractor. Service as a Consultant shall be considered employment for all purposes of the Plan, except as provided in the second sentence of Section 4(a).

(i)    “Employee” shall mean (i) any individual who is a common-law employee of the Company or of a Subsidiary; (ii) a member of the Board of Directors, including (without limitation) an Outside Director, or an affiliate of a member the Board of Directors; (iii) a member of the board of directors of a Subsidiary; or (iv) an independent contractor or advisor who performs services for the Company or a Subsidiary. Service as a member of the Board of Directors, a member of the board of directors of a Subsidiary or as an independent contractor or advisor shall be considered employment for all purposes of the Plan except the second sentence of  Section 4(a).

(j)    “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

(k)    “Exercise Price” shall mean, in the case of an Option, the amount for which one Share may be purchased upon exercise of such Option, as specified in the applicable Stock Option Agreement. “Exercise Price,” in the case of a SAR, shall mean an amount, as specified in the applicable SAR Agreement, which is subtracted from the Fair Market Value of a Share in determining the amount payable upon exercise of such SAR.

(l)    “Fair Market Value” shall mean (i) the closing price of a Share on the principal exchange which the Shares are trading, on the date on which the Fair Market Value is determined (if Fair Market Value is determined on a date which the principal exchange is closed, Fair Market Value shall be determined on the last immediately preceding trading day), or (ii) if

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the Shares are not traded on an exchange but are quoted on the Nasdaq National Market or a successor quotation system, the closing price on the date on which the Fair Market Value is determined, or (iii) if the Shares are not traded on an exchange or quoted on the Nasdaq National Market or a successor quotation system, the fair market value of a Share, as determined by the Committee in good faith. Such determination shall be conclusive and binding on all persons.

(m)    “ISO” shall mean an employee incentive stock option described in Code section 422.

(n)    “Nonstatutory Option” or “NSO” shall mean an employee stock option that is not an ISO.

(o)    “Offeree” shall mean an individual to whom the Committee has offered the right to acquire Shares under the Plan (other than upon exercise of an Option).

(p)    “Option” shall mean an ISO or Nonstatutory Option granted under the Plan and entitling the holder to purchase Shares.

(q)    “Optionee” shall mean an individual or estate who holds an Option or SAR.

(r)    “Outside Director” shall mean a member of the Board of Directors who is not a common-law employee of the Company or of a Subsidiary. Service as an Outside Director shall be considered employment for all purposes of the Plan, except as provided in the second sentence of Section 4(a).

(s)    “Parent” shall mean any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, if each of the corporations other than the Company owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Parent on a date after the adoption of the Plan shall be a parent commencing as of such date.

(t)    “Participant” shall mean an individual or estate who holds an Award.

(u)    “Plan” shall mean this 2000 Stock Incentive Plan of Deltagen, Inc., as amended from time to time.

(v)    “Purchase Price” shall mean the consideration for which one Share may be acquired under the Plan (other than upon exercise of an Option), as specified by the Committee.

(w)    “Restricted Share” shall mean a Share awarded under the Plan.

(x)    “Restricted Share Agreement “ shall mean the agreement between the Company and the recipient of a Restricted Share which contains the terms, conditions and restrictions pertaining to such Restricted Shares.

(y)    “SAR” shall mean a stock appreciation right granted under the Plan.

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(z)    “SAR Agreement” shall mean the agreement between the Company and an Optionee which contains the terms, conditions and restrictions pertaining to his or her SAR.

(aa)    “Series A Financing” shall mean the Company’s Series A preferred stock financing that closes after the date of adoption of this amended and restated Plan.

(bb)    “Service” shall mean service as an Employee.

(cc)    “Share” shall mean one share of Stock, as adjusted in accordance with Section 9 (if applicable).

(dd)    “Stock” shall mean the Common Stock of the Company.

(ee)    “Stock Option Agreement” shall mean the agreement between the Company and an Optionee which contains the terms, conditions and restrictions pertaining to his Option.

(ff)    “Stock Purchase Agreement” shall mean the agreement between the Company and an Offeree who acquires Shares under the Plan which contains the terms, conditions and restrictions pertaining to the acquisition of such Shares.

(gg)    “Stock Unit” shall mean a bookkeeping entry representing the equivalent of one Share, as awarded under the Plan.

(hh)    “Stock Unit Agreement” shall mean the agreement between the Company and the recipient of a Stock Unit which contains the terms, conditions and restrictions pertaining to such Stock Unit.

(ii)    “Subsidiary” shall mean any corporation, if the Company and/or one or more other Subsidiaries own not less than fifty percent (50%) of the total combined voting power of all classes of outstanding stock of such corporation. A corporation that attains the status of a Subsidiary on a date after the adoption of the Plan shall be considered a Subsidiary commencing as of such date.

(jj)    “Total and Permanent Disability” shall mean that the Optionee is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted, or can be expected to last, for a continuous period of not less than twelve (12) months.

SECTION 3.    ADMINISTRATION.

(a)    Committee Procedures.  The Plan shall be administered by the Committee. The Committee shall consist exclusively of two or more directors of the Company, who shall be appointed by the Board of Directors. The Board of Directors shall designate one of the members of the Committee as chairman. The Committee may hold meetings at such times and places as it shall determine. The acts of a majority of the Committee members present at meetings at which a quorum exists, or acts reduced to or approved in writing by all Committee members, shall be valid acts of the Committee.

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(b)    Committee Responsibilities.  Subject to the provisions of the Plan, the Committee shall have full authority and discretion to take the following actions:

(i)    To interpret the Plan and to apply its provisions;

(ii)    To adopt, amend or rescind rules, procedures and forms relating to the Plan;

(iii)    To authorize any person to execute, on behalf of the Company, any instrument required to carry out the purposes of the Plan;

(iv)    To determine when Shares are to be awarded or offered for sale and when Options are to be granted under the Plan;

(v)    To select the Offerees and Optionees;

(vi)    To determine the number of Shares to be offered to each Offeree or to be made subject to each Option;

(vii)    To prescribe the terms and conditions of each award or sale of Shares, including (without limitation) the Purchase Price, the vesting of the award (including accelerating the vesting of awards) and to specify the provisions of the Stock Purchase Agreement relating to such award or sale;

(viii)    To prescribe the terms and conditions of each Option, including (without limitation) the Exercise Price, the vesting or duration of the Option (including accelerating the vesting of the Option), to determine whether such Option is to be classified as an ISO or as a Nonstatutory Option, and to specify the provisions of the Stock Option Agreement relating to such Option;

(ix)    To amend any outstanding Stock Purchase Agreement or Stock Option Agreement, subject to applicable legal restrictions and to the consent of the Offeree or Optionee who entered into such agreement;

(x)    To prescribe the consideration for the grant of each Option or other right under the Plan and to determine the sufficiency of such consideration;

(xi)    To determine the disposition of each Option or other right under the Plan in the event of an Optionee’s or Offeree’s divorce or dissolution of marriage;

(xii)    To determine whether Options or other rights under the Plan will be granted in replacement of other grants under an incentive or other compensation plan of an acquired business;

(xiii)    To correct any defect, supply any omission, or reconcile any inconsistency in the Plan, any Stock Option Agreement or any Stock Purchase Agreement; and

(xiv)    To take any other actions deemed necessary or advisable for the administration of the Plan.

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Subject to the requirements of applicable law, the Board of Directors may authorize one or more officers of the Company to grant Awards and the Committee may designate persons other than members of the Committee to carry out its responsibilities, and the Committee may prescribe such conditions and limitations as it may deem appropriate, except that the Board of Directors or the Committee may not delegate its authority with regard to the selection for participation of or the granting of Options or other rights under the Plan to persons subject to Section 16 of the Exchange Act or Section 162(m) of the Code. All decisions, interpretations and other actions of the Committee shall be final and binding on all Offerees, all Optionees, and all persons deriving their rights from an Offeree or Optionee. No member of the Committee shall be liable for any action that he has taken or has failed to take in good faith with respect to the Plan, any Option, or any right to acquire Shares under the Plan.

SECTION 4. ELIGIBILITY.

(a)    General Rule.  Only Employees shall be eligible for the grant of Restricted Shares, Stock Units, NSOs or SARs. In addition, only individuals who are employed as common-law employees by the Company, a Parent or a Subsidiary shall be eligible for the grant of ISOs. In addition, an Employee who owns more than ten percent (10%) of the total combined voting power of all classes of outstanding stock of the Company or any of its Parents or Subsidiaries shall not be eligible for the grant of an ISO unless the requirements set forth in section 422(c)(6) of the Code are satisfied.

(b)    Outside Directors.  Any other provision of the Plan notwithstanding, Outside Directors shall only be eligible for the grant of Restricted Shares, Stock Units, Nonstatutory Options and SARs.

(c)    Limitation on Grants.  In any fiscal year of the Company, no individual shall receive an Award in excess of the following limits:

(i)    Options or SARs to purchase (or pertaining to) more than 35% of the Shares subject to the Plan under Section 5(a); or

(ii)    Restricted Shares or Stock Units that exceed 35% of the Shares subject to the Plan under Section 5(a).

The limitations under this Section 4(c) shall be subject to adjustment pursuant to Section 12.

(d)    Ten-Percent Stockholders.  An Employee who owns more than ten percent (10%) of the total combined voting power of all classes of outstanding stock of the Company or any of its Subsidiaries shall not be eligible for the grant of an ISO unless such grant satisfies the requirements of Code section 422(c)(6).

(e)    Attribution Rules.  For purposes of Section 4(d), in determining stock ownership, an Employee shall be deemed to own the stock owned, directly or indirectly, by or for his brothers, sisters, spouse, ancestors and lineal descendants. Stock owned, directly or indirectly, by or for a corporation, partnership, estate or trust shall be deemed to be owned proportionately by or for its shareholders, partners or beneficiaries.

6

(f)    Outstanding Stock.  For purposes of Section 4(d), “outstanding stock” shall include all stock actually issued and outstanding immediately after the grant. “Outstanding stock” shall not include Shares authorized for issuance under outstanding options held by the Employee or by any other person.

SECTION 5. STOCK SUBJECT TO PLAN.

(a)    Basic Limitation.  Shares offered under the Plan shall be authorized but unissued Shares or treasury Shares. The maximum aggregate number of Options, SARs, Stock Units and Restricted Shares awarded under the Plan shall not exceed 9,120,714 Shares, plus an amount such that, immediately after the closing of the Series A Financing, the total number of Shares reserved under the Plan shall be equal to 20% of the Company’s outstanding Shares on a fully diluted basis. This limit may be increased by additional Shares pursuant to Section 5(b) and shall be subject to Section 5(c). In no event shall more than 40,000,000 Shares, subject to adjustment pursuant to Section 12, be issued under this Plan.

(b)    Annual Increase in Shares.  As of January 1 of each year, commencing with the year 2004, the aggregate number of Options, SARs, Stock Units and Restricted Shares that may be awarded under the Plan shall automatically increase by a number equal to the lesser of (i) 5% of the fully diluted outstanding Shares of Stock of the Company on such date or (ii) a lesser amount determined by the Board; provided, however, that in no event shall the increase of Shares pursuant to this Section 5(b) cause the maximum Plan limit expressed in Section 5(a) to be exceeded. The number of Shares which are subject to Options or other rights outstanding at any time under the Plan shall not exceed the number of Shares which then remain available for issuance under the Plan. The Company, during the term of the Plan, shall at all times reserve and keep available sufficient Shares to satisfy the requirements of the Plan.

(c)    Additional Shares.  If Restricted Shares or Shares issued upon the exercise of Options are forfeited, then such Shares shall again become available for Awards under the Plan. If Stock Units, Options or SARs are forfeited or terminate for any other reason before being exercised, then the corresponding Shares shall again become available for Awards under the Plan. If Stock Units are settled, then only the number of Shares (if any) actually issued in settlement of such Stock Units shall reduce the number available under Section 5(a) and the balance shall again become available for Awards under the Plan. If SARs are exercised, then only the number of Shares (if any) actually issued in settlement of such SARs shall reduce the number available in Section 5(a) and the balance shall again become available for Awards under the Plan. The foregoing notwithstanding, the aggregate number of Shares that may be issued under the Plan upon the exercise of ISOs shall not be increased when Restricted Shares or other Shares are forfeited.

(d)    Dividend Equivalents.  Any dividend equivalents paid or credited under the Plan shall not be applied against the number of Restricted Shares, Stock Units, Options or SARs available for Awards, whether or not such dividend equivalents are converted into Stock Units.

SECTION 6. RESTRICTED SHARES.

(a)    Restricted Stock Agreement.  Each grant of Restricted Shares under the Plan shall be evidenced by a Restricted Stock Agreement between the recipient and the Company. Such

7

Restricted Shares shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan. The provisions of the various Restricted Stock Agreements entered into under the Plan need not be identical.

(b)    Payment for Awards.  Subject to the following sentence and applicable law, Restricted Shares may be sold or awarded under the Plan for such consideration as the Committee may determine, including (without limitation) cash, cash equivalents, full-recourse promissory notes, past services and future services. To the extent that an Award consists of newly issued Restricted Shares, the Award recipient shall furnish consideration with a value not less than the par value of such Restricted Shares in the form of cash, cash equivalents, or past services rendered to the Company (or a Parent or Subsidiary), as the Committee may determine.

(c)    Vesting.  Each Award of Restricted Shares may or may not be subject to vesting. Vesting shall occur, in full or in installments, upon satisfaction of the conditions specified in the Restricted Stock Agreement. The Committee may include among such conditions the requirement that the performance of the Company or a business unit of the Company for a specified period of one or more years equal or exceed a target determined in advance by the Committee. A Restricted Stock Agreement may provide for accelerated vesting in the event of the Participant’s death, disability or retirement or other events. The Committee may determine, at the time of granting Restricted Shares of thereafter, that all or part of such Restricted Shares shall become vested in the event that a Change in Control occurs with respect to the Company.

(d)    Voting and Dividend Rights.  The holders of Restricted Shares awarded under the Plan shall have the same voting, dividend and other rights as the Company’s other stockholders. A Restricted Stock Agreement, however, may require that the holders of Restricted Shares invest any cash dividends received in additional Restricted Shares. Such additional Restricted Shares shall be subject to the same conditions and restrictions as the Award with respect to which the dividends were paid.

SECTION 7. OTHER TERMS AND CONDITIONS OF AWARDS OR SALES.

(a)    Duration of Offers and Nontransferability of Rights.  Any right to acquire Shares under the Plan (other than an Option) shall automatically expire if not exercised by the Offeree within thirty (30) days after the grant of such right was communicated to him by the Committee. Except as may be otherwise provided by an applicable agreement, such right shall not be transferable and shall be exercisable only by the Offeree to whom such right was granted.

(b)    Purchase Price.  The Purchase Price shall be determined by the Committee at its sole discretion. The Purchase Price shall be payable in one of the forms described in Sections 9(a), (b) or (c).

(c)    Withholding Taxes.  As a condition to the purchase of Shares, the Offeree shall make such arrangements as the Committee may require for the satisfaction of any federal, state or local withholding tax obligations that may arise in connection with such purchase.

(d)    Restrictions on Transfer of Shares.  Any Shares awarded or sold under the Plan shall be subject to such special forfeiture conditions, rights of repurchase, rights of first refusal and other transfer restrictions as the Committee may determine. Such restrictions shall be set

8

forth in the applicable Stock Purchase Agreement and shall apply in addition to any general restrictions that may apply to all holders of Shares.

SECTION 8. TERMS AND CONDITIONS OF OPTIONS.

(a)    Stock Option Agreement.  Each grant of an Option under the Plan shall be evidenced by a Stock Option Agreement between the Optionee and the Company. Such Option shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions which are not inconsistent with the Plan and which the Committee deems appropriate for inclusion in a Stock Option Agreement. The Stock Option Agreement shall specify whether the Option is an ISO or an NSO. The provisions of the various Stock Option Agreements entered into under the Plan need not be identical. Options may be granted in consideration of a reduction in the Optionee’s other compensation. A Stock Option Agreement may provide that a new Option will be granted automatically to the Optionee when he or she exercises a prior Option and pays the Exercise Price in a form described in Section 9.

(b)    Number of Shares.  Each Stock Option Agreement shall specify the number of Shares that are subject to the Option and shall provide for the adjustment of such number in accordance with Section 12. The maximum aggregate number of ISOs awarded under the Plan shall not exceed the number of Shares subject to the Plan under Section 5(a). The limitation of this Section 8(b) shall be subject to adjustment pursuant to Section 12.

(c)    Exercise Price.  Each Stock Option Agreement shall specify the Exercise Price. The Exercise Price of an ISO shall not be less than 100 percent (100%) of the Fair Market Value of a Share on the date of grant, except as otherwise provided in Section 4(d). Subject to the foregoing in this Section 8(c), the Exercise Price under any Option shall be determined by the Committee at its sole discretion. The Exercise Price shall be payable in one of the forms described in Section 9.

(d)    Withholding Taxes.  As a condition to the exercise of an Option, the Optionee shall make such arrangements as the Committee may require for the satisfaction of any federal, state or local withholding tax obligations that may arise in connection with such exercise. The Optionee shall also make such arrangements as the Committee may require for the satisfaction of any federal, state or local withholding tax obligations that may arise in connection with the disposition of Shares acquired by exercising an Option.

(e)    Exercisability and Term.  Each Stock Option Agreement shall specify the date when all or any installment of the Option is to become exercisable. The Stock Option Agreement shall also specify the term of the Option; provided that the term of an ISO shall in no event exceed ten (10) years from the date of grant (five (5) years for Employees described in Section 4(d)). A Stock Option Agreement may provide for accelerated exercisability in the event of the Optionee’s death, disability, or retirement or other events and may provide for expiration prior to the end of its term in the event of the termination of the Optionee’s service. Options may be awarded in combination with SARs, and such an Award may provide that the Options will not be exercisable unless the related SARs are forfeited. Subject to the foregoing in this Section 8(e), the Committee at its sole discretion shall determine when all or any installment of an Option is to become exercisable and when an Option is to expire.

9

(f)    Nontransferability.  During an Optionee’s lifetime, except as may be otherwise provided in a Stock Option Agreement, his Option(s) shall be exercisable only by him and shall not be transferable. In the event of an Optionee’s death, his Option(s) shall not be transferable other than by will or by the laws of descent and distribution.

(g)    Exercise of Options Upon Termination of Service.  Each Stock Option Agreement shall set forth the extent to which the Optionee shall have the right to exercise the Option following termination of the Optionee’s Service with the Company and its Subsidiaries, and the right to exercise the Option of any executors or administrators of the Optionee’s estate or any person who has acquired such Option(s) directly from the Optionee by bequest or inheritance. Such provisions shall be determined in the sole discretion of the Committee, need not be uniform among all Options issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination of Service.

(h)    Effect of Change in Control.  The Committee may determine, at the time of granting an Option or thereafter, that such Option shall become exercisable as to all or part of the Shares subject to such Option in the event that a Change in Control occurs with respect to the Company.

(i)    Leaves of Absence.  An Employee’s Service shall cease when such Employee ceases to be actively employed by, or a Consultant to, the Company (or any Subsidiary) as determined in the sole discretion of the Board of Directors. For purposes of Options, Service does not terminate when an Employee goes on a bona fide leave of absence, that was approved by the Company in writing, if the terms of the leave provide for continued service crediting, or when continued service crediting is required by applicable law. However, for purposes of determining whether an Option is entitled to ISO status, an Employee’s Service will be treated as terminating ninety (90) days after such Employee went on leave, unless such Employee’s right to return to active work is guaranteed by law or by a contract. Service terminates in any event when the approved leave ends, unless such Employee immediately returns to active work. The Company determines which leaves count toward Service, and when Service terminates for all purposes under the Plan.

(j)    No Rights as a Stockholder.  An Optionee, or a transferee of an Option, shall have no rights as a stockholder with respect to any Shares covered by his Option until the date of the issuance of a stock certificate for such Shares. No adjustments shall be made, except as provided in Section 12.

(k)    Modification, Extension and Renewal of Options.  Within the limitations of the Plan, the Committee may modify, extend or renew outstanding options or may accept the cancellation of outstanding options (to the extent not previously exercised), whether or not granted hereunder, in return for the grant of new Options for the same or a different number of Shares and at the same or a different exercise price. The foregoing notwithstanding, no modification of an Option shall, without the consent of the Optionee, impair his rights or increase his obligations under such Option.

(l)    Restrictions on Transfer of Shares.  Any Shares issued upon exercise of an Option shall be subject to such special forfeiture conditions, rights of repurchase, rights of first refusal and other transfer restrictions as the Committee may determine. Such restrictions shall be set

10

forth in the applicable Stock Option Agreement and shall apply in addition to any general restrictions that may apply to all holders of Shares.

(m)    Buyout Provisions.  The Committee may at any time (a) offer to buy out for a payment in cash or cash equivalents an Option previously granted or (b) authorize an Optionee to elect to cash out an Option previously granted, in either case at such time and based upon such terms and conditions as the Committee shall establish.

SECTION 9. PAYMENT FOR SHARES.

(a)    General Rule.  The entire Exercise Price of Shares issued under the Plan shall be payable in lawful money of the United States of America at the time when such Shares are purchased, except as provided in Subsections (b) through (g) below.

(b)    Surrender of Stock.  To the extent that a Stock Option Agreement so provides, payment may be made all or in part by surrendering, or attesting to the ownership of, Shares which have already been owned by the Optionee or his representative for more than twelve (12) months. Such Shares shall be valued at their Fair Market Value on the date when the new Shares are purchased under the Plan. The Optionee shall not surrender, or attest to the ownership of, Shares in payment of the Exercise Price if such action would cause the Company to recognize compensation expense (or additional compensation expense) with respect to the Option for financial reporting purposes.

(c)    Services Rendered.  At the discretion of the Committee, Shares may be awarded under the Plan in consideration of services rendered to the Company or a Subsidiary prior to the award. If Shares are awarded without the payment of a Purchase Price in cash, the Committee shall make a determination (at the time of the award) of the value of the services rendered by the Offeree and the sufficiency of the consideration to meet the requirements of Section 6(c).

(d)    Cashless Exercise.  To the extent that a Stock Option Agreement so provides and as permitted by applicable law, payment may be made all or in part by delivery (on a form prescribed by the Committee) of an irrevocable direction to a securities broker to sell Shares and to deliver all or part of the sale proceeds to the Company in payment of the aggregate Exercise Price.

(e)    Exercise/Pledge.  To the extent that a Stock Option Agreement so provides and as permitted by applicable law, payment may be made all or in part by delivery (on a form prescribed by the Committee) of an irrevocable direction to a securities broker or lender to pledge Shares, as security for a loan, and to deliver all or part of the loan proceeds to the Company in payment of the aggregate Exercise Price.

(f)    Promissory Note.  To the extent that a Stock Option Agreement so provides and as permitted by applicable law, payment may be made all or in part by delivering (on a form prescribed by the Company) a full-recourse promissory note. However, the par value of the Shares being purchased under the Plan, if newly issued, shall be paid in cash or cash equivalents.

(g)    Other Forms of Payment.  To the extent that a Stock Option Agreement so provides, payment may be made in any other form that is consistent with applicable laws, regulations and rules.

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SECTION 10. STOCK APPRECIATION RIGHTS.

(a)    SAR Agreement.  Each grant of a SAR under the Plan shall be evidenced by a SAR Agreement between the Optionee and the Company. Such SAR shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan. The provisions of the various SAR Agreements entered into under the Plan need not be identical. SARs may be granted in consideration of a reduction in the Optionee’s other compensation.

(b)    Number of Shares.  Each SAR Agreement shall specify the number of Shares to which the SAR pertains and shall provide for the adjustment of such number in accordance with Section 12.

(c)    Exercise Price.  Each SAR Agreement shall specify the Exercise Price. A SAR Agreement may specify an Exercise Price that varies in accordance with a predetermined formula while the SAR is outstanding.

(d)    Exercisability and Term.  Each SAR Agreement shall specify the date when all or any installment of the SAR is to become exercisable. The SAR Agreement shall also specify the term of the SAR. A SAR Agreement may provide for accelerated exercisability in the event of the Optionee’s death, disability or retirement or other events and may provide for expiration prior to the end of its term in the event of the termination of the Optionee’s service. SARs may be awarded in combination with Options, and such an Award may provide that the SARs will not be exercisable unless the related Options are forfeited. A SAR may be included in an ISO only at the time of grant but may be included in an NSO at the time of grant or thereafter. A SAR granted under the Plan may provide that it will be exercisable only in the event of a Change in Control.

(e)    Effect of Change in Control.  The Committee may determine, at the time of granting a SAR or thereafter, that such SAR shall become fully exercisable as to all Shares subject to such SAR in the event that a Change in Control occurs with respect to the Company.

(f)    Exercise of SARs.  Upon exercise of a SAR, the Optionee (or any person having the right to exercise the SAR after his or her death) shall receive from the Company (a) Shares, (b) cash or (c) a combination of Shares and cash, as the Committee shall determine. The amount of cash and/or the Fair Market Value of Shares received upon exercise of SARs shall, in the aggregate, be equal to the amount by which the Fair Market Value (on the date of surrender) of the Shares subject to the SARs exceeds the Exercise Price. If, on the date when a SAR expires, the Exercise Price under such SAR is less than the Fair Market Value on such date but any portion of such SAR has not been exercised or surrendered, then such SAR shall automatically be deemed to be exercised as of such date with respect to such portion.

(g)    Modification or Assumption of SARs.  Within the limitations of the Plan, the Committee may modify, extend or assume outstanding SARs or may accept the cancellation of outstanding SARs (whether granted by the Company or by another issuer) in return for the grant of new SARs for the same or a different number of Shares and at the same or a different exercise price. The foregoing notwithstanding, no modification of a SAR shall, without the consent of the Optionee, may alter or impair his or her rights or obligations under such SAR.

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SECTION 11. STOCK UNITS.

(a)    Stock Unit Agreement.  Each grant of Stock Units under the Plan shall be evidenced by a Stock Unit Agreement between the recipient and the Company. Such Stock Units shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan. The provisions of the various Stock Unit Agreements entered into under the Plan need not be identical. Stock Units may be granted in consideration of a reduction in the recipient’s other compensation.

(b)    Payment for Awards.  To the extent that an Award is granted in the form of Stock Units, no cash consideration shall be required of the Award recipients.

(c)    Vesting Conditions.  Each Award of Stock Units may or may not be subject to vesting. Vesting shall occur, in full or in installments, upon satisfaction of the conditions specified in the Stock Unit Agreement. A Stock Unit Agreement may provide for accelerated vesting in the event of the Participant’s death, disability or retirement or other events. The Committee may determine, at the time of granting Stock Units or thereafter, that all or part of such Stock Units shall become vested in the event that a Change in Control occurs with respect to the Company.

(d)    Voting and Dividend Rights.  The holders of Stock Units shall have no voting rights. Prior to settlement or forfeiture, any Stock Unit awarded under the Plan may, at the Committee’s discretion, carry with it a right to dividend equivalents. Such right entitles the holder to be credited with an amount equal to all cash dividends paid on one Share while the Stock Unit is outstanding. Dividend equivalents may be converted into additional Stock Units. Settlement of dividend equivalents may be made in the form of cash, in the form of Shares, or in a combination of both. Prior to distribution, any dividend equivalents which are not paid shall be subject to the same conditions and restrictions as the Stock Units to which they attach.

(e)    Form and Time of Settlement of Stock Units.  Settlement of vested Stock Units may be made in the form of (a) cash, (b) Shares or (c) any combination of both, as determined by the Committee. The actual number of Stock Units eligible for settlement may be larger or smaller than the number included in the original Award, based on predetermined performance factors. Methods of converting Stock Units into cash may include (without limitation) a method based on the average Fair Market Value of Shares over a series of trading days. Vested Stock Units may be settled in a lump sum or in installments. The distribution may occur or commence when all vesting conditions applicable to the Stock Units have been satisfied or have lapsed, or it may be deferred to any later date. The amount of a deferred distribution may be increased by an interest factor or by dividend equivalents. Until an Award of Stock Units is settled, the number of such Stock Units shall be subject to adjustment pursuant to Section 12.

(f)    Death of Recipient.  Any Stock Units Award that becomes payable after the recipient’s death shall be distributed to the recipient’s beneficiary or beneficiaries. Each recipient of a Stock Units Award under the Plan shall designate one or more beneficiaries for this purpose by filing the prescribed form with the Company. A beneficiary designation may be changed by filing the prescribed form with the Company at any time before the Award recipient’s death. If no beneficiary was designated or if no designated beneficiary survives the

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Award recipient, then any Stock Units Award that becomes payable after the recipient’s death shall be distributed to the recipient’s estate.

(g)    Creditors’ Rights.  A holder of Stock Units shall have no rights other than those of a general creditor of the Company. Stock Units represent an unfunded and unsecured obligation of the Company, subject to the terms and conditions of the applicable Stock Unit Agreement.

SECTION 12. ADJUSTMENT OF SHARES.

(a)    Adjustments.  In the event of a subdivision of the outstanding Stock, a declaration of a dividend payable in Shares, a declaration of a dividend payable in a form other than Shares in an amount that has a material effect on the price of Shares, a combination or consolidation of the outstanding Shares (by reclassification or otherwise) into a lesser number of Shares, a recapitalization, a spin-off or a similar occurrence, the Committee shall make such adjustments as it, in its sole discretion, deems appropriate in one or more of:

(i)    The number of Shares, Options, SARs, Restricted Shares and Stock Units available for future Awards under

Section 5;

(ii)    The limitations set forth in Sections 4(c), 5 and 8(b);

(iii)    The number of Shares covered by each outstanding Award;

(iv)    The Exercise Price under each outstanding Option and SAR or Purchase Price under each outstanding Award; or

(v)    The number of Stock Units included in any prior Award which has not yet been settled.

Except as provided in this Section 12, a Participant shall have no rights by reason of any issue by the Company of stock of any class or securities convertible into stock of any class, any subdivision or consolidation of shares of stock of any class, the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class.

(b)    Dissolution or Liquidation.  To the extent not previously exercised or settled, Options, SARs and Stock Units shall terminate immediately prior to the dissolution or liquidation of the Company.

(c)    Reorganizations.  In the event that the Company is a party to a merger or other reorganization, outstanding Awards shall be subject to the agreement of merger or reorganization. Such agreement may provide for:

(i)    The continuation of the outstanding Awards by the Company, if the Company is a surviving corporation;

(ii)    The assumption of the outstanding Awards by the surviving corporation or its parent or subsidiary;

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(iii)    The substitution by the surviving corporation or its parent or subsidiary of its own awards for the outstanding Awards;

(iv)    Full exercisability or vesting and accelerated expiration of the outstanding Awards; or

(v)    Settlement of the full value of the outstanding Awards in cash or cash equivalents followed by cancellation of such Awards.

(d)    Reservation of Rights.  Except as provided in this Section 12, an Optionee or Offeree shall have no rights by reason of any subdivision or consolidation of shares of stock of any class, the payment of any dividend or any other increase or decrease in the number of shares of stock of any class. Any issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or Exercise Price of Shares subject to an Option. The grant of an Option pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, to merge or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.

SECTION 13. DEFERRAL OF AWARDS.

The Committee (in its sole discretion) may permit or require a Participant to:

a)	Have cash that otherwise would be paid to such Participant as a result of the exercise of a SAR or the settlement of Stock Units credited to a deferred compensation account established for such Participant by the Committee as an entry on the Company’s books;

b)	Have Shares that otherwise would be delivered to such Participant as a result of the exercise of an Option or SAR converted into an equal number of Stock Units; or

c)	Have Shares that otherwise would be delivered to such Participant as a result of the exercise of an Option or SAR or the settlement of Stock Units converted into amounts credited to a deferred compensation account established for such Participant by the Committee as an entry on the Company’s books. Such amounts shall be determined by reference to the Fair Market Value of such Shares as of the date when they otherwise would have been delivered to such Participant.

A deferred compensation account established under this Section 13 may be credited with interest or other forms of investment return, as determined by the Committee. A Participant for whom such an account is established shall have no rights other than those of a general creditor of the Company. Such an account shall represent an unfunded and unsecured obligation of the Company and shall be subject to the terms and conditions of the applicable agreement between such Participant and the Company. If the deferral or conversion of Awards is permitted or required, the Committee (in its sole discretion) may establish rules, procedures and forms

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pertaining to such Awards, including (without limitation) the settlement of deferred compensation accounts established under this Section 13.

SECTION 14. AWARDS UNDER OTHER PLANS.

The Company may grant awards under other plans or programs. Such awards may be settled in the form of Shares issued under this Plan. Such Shares shall be treated for all purposes under the Plan like Shares issued in settlement of Stock Units and shall, when issued, reduce the number of Shares available under Section 5.

SECTION 15. PAYMENT OF DIRECTOR’S FEES IN SECURITIES.

(a)    Effective Date.  No provision of this Section 15 shall be effective unless and until the Board has determined to implement such provision.

(b)    Elections to Receive NSOs, Restricted Shares or Stock Units.  An Outside Director may elect to receive his or her annual retainer payments and/or meeting fees from the Company in the form of cash, NSOs, Restricted Shares or Stock Units, or a combination thereof, as determined by the Board. Such NSOs, Restricted Shares and Stock Units shall be issued under the Plan. An election under this Section 15 shall be filed with the Company on the prescribed form.

(c)    Number and Terms of NSOs, Restricted Shares or Stock Units.  The number of NSOs, Restricted Shares or Stock Units to be granted to Outside Directors in lieu of annual retainers and meeting fees that would otherwise be paid in cash shall be calculated in a manner determined by the Board. The terms of such NSOs, Restricted Shares or Stock Units shall also be determined by the Board.

SECTION 16. LEGAL AND REGULATORY REQUIREMENTS.

Shares shall not be issued under the Plan unless the issuance and delivery of such Shares complies with (or is exempt from) all applicable requirements of law, including (without limitation) the Securities Act of 1933, as amended, the rules and regulations promulgated thereunder, state securities laws and regulations and the regulations of any stock exchange on which the Company’s securities may then be listed, and the Company has obtained the approval or favorable ruling from any governmental agency which the Company determines is necessary or advisable.

SECTION 17. WITHHOLDING TAXES.

(a)    General.  To the extent required by applicable federal, state, local or foreign law, a Participant or his or her successor shall make arrangements satisfactory to the Company for the satisfaction of any withholding tax obligations that arise in connection with the Plan. The Company shall not be required to issue any Shares or make any cash payment under the Plan until such obligations are satisfied.

(b)    Share Withholding.  The Committee may permit a Participant to satisfy all or part of his or her withholding or income tax obligations by having the Company withhold all or a portion of any Shares that otherwise would be issued to him or her or by surrendering all or a

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portion of any Shares that he or she previously acquired. Such Shares shall be valued at their Fair Market Value on the date when taxes otherwise would be withheld in cash.

SECTION 18. NO EMPLOYMENT RIGHTS.

No provision of the Plan, nor any right or Award granted under the Plan, shall be construed to give any person any right to become, to be treated as, or to remain an Employee. The Company and its Subsidiaries reserve the right to terminate any person’s Service at any time and for any reason, with or without notice.

SECTION 19. DURATION AND AMENDMENTS.

(a)    Term of the Plan.  The amended and restated Plan, as set forth herein, shall terminate automatically on April 9, 2010 and may be terminated on any earlier date pursuant to Subsection (b) below.

(b)    Right to Amend or Terminate the Plan.  The Board of Directors may amend the Plan at any time and from time to time. Rights and obligations under any Option granted before amendment of the Plan shall not be materially impaired by such amendment, except with consent of the person to whom the Option was granted. An amendment of the Plan shall be subject to the approval of the Company’s stockholders only to the extent required by applicable laws, regulations or rules.

(c)    Effect of Amendment or Termination.  No Shares shall be issued or sold under the Plan after the termination thereof, except upon exercise of an Award granted prior to such termination. The termination of the Plan, or any amendment thereof, shall not affect any Shares previously issued or any Awards previously granted under the Plan.

SECTION 20. EXECUTION.

To record the adoption of the amended and restated Plan by the Board of Directors effective as of                     , 2003, the Company has caused its authorized officer to execute the same.

DELTAGEN, INC.

By

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DETACH HERE

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PROXY

Deltagen, Inc.

Proxy Solicited by the Board of Directors

for the Annual Meeting of Stockholders, June     , 2003

(see Proxy Statement for discussion of items)

The undersigned hereby appoints Joseph Limber and Robert Driscoll as proxies, with power of substitution, to vote all shares of Deltagen, Inc. Common Stock which the undersigned is entitled to vote on all matters which may properly come before the 2003 Annual Meeting of Stockholders of Deltagen, Inc., or any adjournment thereof.

SEE REVERSE SIDE	CONTINUED AND TO BE SIGNED ON REVERSE SIDE SIDE	SEE REVERSE SIDE

DELTAGEN, INC.

C/O EQUISERVE

P.O. BOX 43068

PROVIDENCE, RI 02940

DETACH HERE

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☒	Please mark votes as in this example.

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THE BOARD OF DIRECTORS PROPOSES AND RECOMMENDS A VOTE FOR ITEMS 1, 5 AND 6.

THE INDEPENDENT MEMBERS OF THE BOARD OF DIRECTORS PROPOSE AND RECOMMEND A VOTE FOR ITEMS 2, 3 AND 4.

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1.	Election of one director to serve for the ensuing three years until his successor is duly elected and qualified or until earlier death or resignation.

	Nominees:	(01) William Scott

		FOR ALL NOMINEES	☐ ☐	WITHHELD FROM ALL NOMINEES

The shares represented by this Proxy Card will be voted as specified above, but if no specification is made they will be voted FOR Item 1, Item 2, Item 3, Item 4, Item 5, Item 6 and at the discretion of the proxies on any other matter that may properly come before the meeting.

☐ For all nominees except as noted above

2.	Approval of the Financing. FOR ☐ AGAINST ☐ ABSTAIN ☐				MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT	☐
3.

Approval of an amendment and restatement of certificate of incorporation to effect a reverse split of common stock of not less than 1-for-5 and not more than 1-for-25 with our Board of Directors having the authority to determine which, if any, of these reverse stock splits to effect within those parameters.

FOR  ☐  AGAINST  ☐  ABSTAIN  ☐

					MARK HERE IF YOU PLAN TO ATTEND THE MEETING	☐

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Subject to the approval by the stockholders of proposal two above, approve an amendment and restatement of our amended an restated certificate of incorporation to increase the number of authorized shares of capital stock and designate the rights, preferences and privileges of the Series A Preferred Stock.

FOR  ☐  AGAINST  ☐  ABSTAIN  ☐

NOTE: Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, give full name and title as such.

5.

Subject to the approval by the stockholders of proposals two and four above, approve our amended and restated 2000 Stock Incentive Plan to increase the number of shares reserved for grants, revise the individual grant limits and make other modifications consistent with our revised capitalization structure.

FOR  ☐  AGAINST  ☐  ABSTAIN  ☐

Please sign, date and return promptly in the accompanying envelope.

6.	Ratify the appointment of PricewaterhouseCoopers, LLP as independent auditor. FOR ☐ AGAINST ☐ ABSTAIN ☐
Signature: Date: Signature: Date: